SCHEDULE 14A

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INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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BANC OF CALIFORNIA, INC.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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BANC OF CALIFORNIA, INC.

Notice of 2019 Annual
Meeting of Stockholders and
Proxy Statement

April 29, 2019

Dear Fellow Stockholder:

Robert D. Sznewajs Chair of the Board

On behalf of the Board of Directors and management of Banc of California, Inc. (the Company), we invite you to attend the Company’s 2019 Annual Meeting of Stockholders (the Annual Meeting or the Meeting). The Meeting will be held at 8:00 A.M., Pacific Daylight Time, on June 13, 2019 at Balboa Bay Resort, located at 1221 West Coast Highway, Newport Beach, California 92663.

Over the last two years, we have made significant changes to our Board, executive management team and corporate governance practices.  With this strong foundation, we are transforming the Company into a relationship-oriented community bank that serves businesses, business owners and individuals within our footprint, which we believe will enhance stockholder value.

This year’s Annual Meeting provides us with an opportunity to review certain changes made to our executive compensation program as we ask our stockholders to approve, on an advisory basis, the compensation paid to certain of our executive officers in 2018

(also known as Say-on-Pay). In addition, we are asking our stockholders to refresh their recommendation for how frequently we present our stockholders with a Say-on-Pay Proposal. We feel strongly that a critical component of our long-term objectives is to maintain a close alignment between our Board and executive management, and to be in alignment with our stockholders. In an effort to meet this objective, the Board recommends stockholders be presented with a Say-on-Pay proposal on an annual basis.

Your vote is important, regardless of the number of shares you hold. We began mailing a Notice of Internet Availability of Proxy Materials to most stockholders on or about April 29, 2019, informing them of the availability online of our proxy statement and our Annual Report on Form 10-K for the year ended December 31, 2018, along with voting instructions. You may choose to access these materials online, or you may request paper or e-mail copies. By making these materials available online and by paper only upon request, we are able to reduce our printing and distribution costs.

Even if you do not plan to attend the Annual Meeting, please read the enclosed proxy statement and vote your shares as promptly as possible. You can vote by completing, signing and dating the enclosed proxy card and returning it in the accompanying pre-postage paid return envelope. Registered stockholders, that is, stockholders who hold stock in their own names, can also vote their shares by telephone or via the internet. If your shares are held through a bank, broker or other nominee, please check your proxy card to see if you can also vote by telephone or the internet. Voting promptly will save the Company additional expense in soliciting proxies and will ensure that your shares are represented at the Meeting.

Our Board is committed to the success of the Company and we continue to be focused on enhancing stockholder value. We greatly appreciate your continued confidence and support as we strive to become California’s premier relationship-oriented community bank.

Sincerely,

/s/ Robert D. Sznewajs

ROBERT D. SZNEWAJS

Chair of the Board

3 MacArthur Place

Santa Ana, California 92707

Annual Proxy Statement    |    2019

BANC OF CALIFORNIA, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

June 13, 2019

NOTICE IS HEREBY GIVEN that the 2019 Annual Meeting of Stockholders (the Annual Meeting or the Meeting) of Banc of California, Inc. (the Company) will be held:

DATE	June 13, 2019

TIME	8:00 A.M. Pacific Daylight Time

PLACE	Balboa Bay Resort—1221 West Coast Highway, Newport Beach, California 92663

ITEMS OF BUSINESS	No.	Proposal

	I.	Election of the six Class I director nominees named in this proxy statement, each for a term of one year expiring at the Company’s 2020 annual meeting of stockholders.

	II.	Ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2019.

	III.	Approval, on an advisory and non-binding basis, of the compensation paid to our named executive officers as disclosed in this proxy statement (Say-on-Pay).

	IV.	Approval, on an advisory and non-binding basis, of the frequency of future Say-on-Pay votes (Say-on-Frequency).

RECORD DATE	Holders of record of the Company’s voting common stock at the close of business on April 15, 2019, will be entitled to vote at the Meeting or any adjournment or postponement of the Meeting.

ANNUAL REPORT

The Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, as filed with the Securities and Exchange Commission on March 1, 2019 (the Annual Report) accompanies this proxy statement.

AVAILABILITY OF MATERIALS	The Company’s proxy statement and the Annual Report are also available on the Internet at www.investorvote.com/BANC.

PROXY VOTING

It is important that your shares be represented and voted at the Meeting. You can vote your shares by completing and returning the enclosed proxy card. Registered stockholders, that is, stockholders who hold stock in their own names, can also vote their shares by telephone or via the internet. If your shares are held through a bank, broker or other nominee, check your proxy card to see if you can also vote by telephone or the internet. Regardless of the number of shares you own, your vote is very important. Please act today.

BY ORDER OF THE BOARD OF DIRECTORS,

/s/ Rachel L. Fisher
RACHEL L. FISHER
Corporate Secretary
Santa Ana, California
April 29, 2019

Annual Proxy Statement    |    2019

TABLE OF CONTENTS

BANC OF CALIFORNIA, INC.

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

June 13, 2019

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Annual Proxy Statement | 2019	Page | TOCii

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PROXY STATEMENT SUMMARY

Our Annual Meeting Logistics

BANC OF CALIFORNIA, INC. 3 MacArthur Place Santa Ana, California 92707 (949) 236-5211	Date and Time June 13, 2019 8:00 A.M. Pacific Daylight Time	Location Balboa Bay Resort 1221 West Coast Highway Newport Beach, California 92663
	Record Date April 15, 2019	Who Can Vote Holders of the Company’s Voting Common Stock as of the Record Date

Our Annual Meeting Agenda

The Board of Directors of Banc of California, Inc. (Banc of California, the Company, we, us and our) is using this proxy statement to solicit proxies from the holders of the Company’s voting common stock, par value $0.01 per share, for use at the upcoming 2019 Annual Meeting of Stockholders (the Annual Meeting or the Meeting) and any adjournments or postponements of the Meeting. Stockholders are being asked to vote on the following matters:

No.	Proposal	Board Vote Recommendation:	Page

I.	Election of the six Class I director nominees named in this proxy statement, each for a term of one year expiring at the Company’s 2020 annual meeting of stockholders.	FOR each director nominee	7

II.	Ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2019.	FOR	68

III.	Approval, on an advisory and non-binding basis, of the compensation paid to our named executive officers, as disclosed in this proxy statement (Say-on-Pay).	FOR	71

IV.	Approval, on an advisory and non-binding basis, of the frequency of future Say-on-Pay votes (Say-on-Frequency).	EVERY YEAR	78

These proposals are described in more detail elsewhere in this proxy statement. In addition to these proposals, stockholders will also consider any other matters that may properly come before the Meeting or any adjournment or postponement of the Meeting, although the Company’s Board of Directors (the Board) knows of no other business to be presented.

By submitting your proxy, you authorize the Board to represent you and vote your shares at the Meeting in accordance with your instructions. The Board also may vote your shares to adjourn the Meeting from time to time and will be authorized to vote your shares at any adjournments or postponements of the Meeting.

For more information about voting mechanics and other general Meeting matters, see Information About the 2019 Annual Meeting of Stockholders beginning on page 83. The accompanying Notice of Annual Meeting of Stockholders and this proxy statement are first being made available to stockholders on or about April 29, 2019.

The Company’s Annual Report on Form 10-K for the year ended December 31, 2018, as filed with the Securities and Exchange Commission on March 1, 2019 (the Annual Report), which includes the Company’s audited financial statements, accompanies this proxy statement. The Annual Report does not constitute a part of the proxy solicitation materials and is not incorporated into this proxy statement by reference.

Additionally, some of the information in this proxy statement and the Annual Report relates to the Company’s wholly owned banking subsidiary, Banc of California, National Association (the Bank).

Your vote is important. Whether or not you plan to attend the Annual Meeting, please promptly submit your proxy.

Page | 1	Annual Proxy Statement | 2019

PROXY STATEMENT SUMMARY

Our Vision

Our vision is to be California’s premier relationship-oriented community bank, serving businesses, business owners and individuals within our footprint. We have a strong foundation that supports this vision, including:

▪    a strong and powerful brand;

▪    superior markets in which we operate;

▪    a strong balance sheet;

▪    solid credit and right-sized capital metrics; and

▪    an experienced leadership team and strong corporate governance.

2018 Performance

(1)  Total stockholder return is calculated using the measurement period of the last trading day of the year prior to each respective time horizon to December 31, 2018.

As recent benchmarking data show, the Company has underperformed in cumulative total stockholder return with a majority of the underperformance occurring since the strategic transformation of Banc of California into a community banking franchise, which began in 2017.  During that time, various initiatives have been executed, including targeted asset sales, business divestitures and expense reductions.  These actions were completed methodically, with a view toward building long-term value within the business.  As such, management believes the structural pieces are now in place to implement many parts of the Company’s long-term strategic plan.

Strategic Priorities

Our executive leadership team prioritizes initiatives that are consistent with our vision.  In March 2019, we welcomed Jared M. Wolff as our new President and Chief Executive Officer, and as a member of our Board of Directors. Under Mr. Wolff’s leadership and with the support of the Board, our executive team is focused on executing the following priorities:

▪    right-sizing the balance sheet to eliminate assets and business lines that do not enhance the value of the Company;

▪    focusing on relationship-oriented lines of business consistent with our community banking footprint and model; and

▪    gathering noninterest bearing deposits and low-cost deposits from businesses and principals of those businesses who value our service, execution and high-touch banking model.

Focus on Long-Term Strategic Objectives

We believe our strategic priorities are consistent with creating significant shareholder value.  In concert with the above, we continue to strive towards the following long-term strategic objectives:

Normalize Expenses. We will continue striving to ensure ongoing expenses are appropriate to the business and, overall, are relative to our size.

Create Effective Customer Platforms. We have invested, and will continue to invest, in core business technology solutions in an effort to simplify the way our customers do business. Delivering effective, but user-friendly solutions to our customers is a fundamental component of our business strategy.

Creating Long-Term Value. We believe a combination of the actions above will enhance value for stockholders over time. We expect the foundation we have in place today, when coupled with the strategic objectives and initiatives outlined above, will result in expanded operating leverage as we improve the overall earnings profile of the Company.

Annual Proxy Statement | 2019	Page | 2

STOCK OWNERSHIP

Stock Ownership of Greater than 5 Percent Stockholders

The following table shows the beneficial ownership of our voting common stock by those persons or entities known by management to beneficially own more than five percent of the outstanding shares of our voting common stock as of April 15, 2019, the record date for the Annual Meeting. As of April 15, 2019, there were 50,365,106 shares of voting common stock issued and outstanding.

For purposes of this section and the one that follows, beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the SEC). In computing the number of shares beneficially owned by a person and the percentage of ownership by that person, shares of voting common stock subject to rights held by that person to acquire such shares currently or within 60 days are deemed outstanding. Such shares are not deemed outstanding for the purpose of computing the percentage of ownership by any other person.

Name and Address of Greater than 5% Stockholders	Amount and Nature of Beneficial Ownership	Percent of Voting Common Stock Outstanding (1)
BlackRock, Inc. 55 East 52nd Street New York, New York 10055 (2)	6,444,776	12.80%
Wellington Management Group LLP et al. 280 Congress Street Boston, Massachusetts 02210 (3)	5,846,892	11.61%
PL Capital Advisors, LLC et al. 47 East Chicago Avenue, Suite 328 Naperville, Illinois 60540 (4)	3,437,518	6.82%
Dimensional Fund Advisors LP Building One 6300 Bee Cave Road Austin, Texas 78746 (5)	3,249,267	6.45%
The Vanguard Group 100 Vanguard Boulevard Malvern, Pennsylvania 19355 (6)	2,657,799	5.28%
(1)	The percent was calculated based on 50,365,106 shares of voting common stock issued and outstanding as of the record date of April 15, 2019.
(2)

As reported in Amendment No. 3 to Schedule 13G filed with the Securities and Exchange Commission on January 24, 2019 by BlackRock, Inc. (BlackRock). The amended Schedule 13G reports that BlackRock has (i) sole voting power over 6,330,581 shares and (ii) sole dispositive power over 6,444,776 shares.

(3)

As reported in Amendment No. 2 to Schedule 13G filed with the Securities and Exchange Commission on February 12, 2019 by Wellington Management Group LLP (Wellington); Wellington Group Holdings LLP (Wellington Group); Wellington Investment Advisors Holdings LLP (Wellington Advisors); and Wellington Management Company LLP (Wellington Company). The amended Schedule 13G reports as follows:

—	Wellington has shared voting power over 4,651,599 shares and shared dispositive power over 5,846,892 shares;
—	Wellington Group has shared voting power over 4,651,599 shares and shared dispositive power over 5,846,892 shares;
—	Wellington Advisors has shared voting power over 4,651,599 shares and shared dispositive power over 5,846,892 shares; and
—	Wellington Company has shared voting power over 4,619,026 shares and shared dispositive power over 5,793,884 shares.

Page | 3	Annual Proxy Statement | 2019

(4)

Includes shares reported in Amendment No. 3 to Schedule 13D filed with the Securities and Exchange Commission on February 10, 2017 by PL Capital Advisors, LLC (PL Capital Advisors); John W. Palmer; and Richard J. Lashley. The amended Schedule 13D reports as follows:

—	Messrs. Lashley and Palmer have shared voting and dispositive powers over 3,401,719 shares;
—	PL Capital Advisors has shared voting and dispositive powers over 3,401,719 shares;
—	Mr. Lashley has sole voting and dispositive powers over 20,000 shares; and
—	Mr. Palmer has sole voting and dispositive powers over 5,500 shares.

Also includes an additional 10,299 shares held by Mr. Lashley directly, 5,250 of which are issuable upon the vesting of restricted stock units on May 31, 2019.

(5)

As reported in the Schedule 13G filed with the Securities and Exchange Commission on February 8, 2019 by Dimensional Fund Advisors LP (Dimensional). The Schedule 13G reports that Dimensional has (i) sole voting power over 3,111,491 shares and (ii) sole dispositive power over 3,249,267 shares.

(6)

As reported in the Schedule 13G filed with the Securities and Exchange Commission on February 11, 2019 by The Vanguard Group (Vanguard). The Schedule 13G reports that Vanguard has (i) sole voting power over 41,060 shares, (ii) sole dispositive power over 2,604,539 shares, (iii) shared voting power over 15,500 shares and (iv) shared dispositive power over 53,260 shares.

Page | 4	Annual Proxy Statement | 2019

STOCK OWNERSHIP

Stock Ownership of Directors and Executive Officers

The following table shows the beneficial ownership of our voting common stock on the record date of April 15, 2019 by:

(i)	each continuing director and director nominee of the Company;
(ii)	each Named Executive Officer (as defined under Compensation Discussion and Analysis—Introduction); and
(iii)	all of the Named Executive Officers, current executive officers who are not Named Executive Officers and current directors of the Company as a group.

The address of each of these beneficial owners is the same main address as that of the Company. To the extent any of the beneficial owners hold fractional shares of voting common stock, such fractional shares have been rounded down to the nearest whole share. As used in the following table, RSAs refer to restricted stock awards and RSUs refer to restricted stock units.

Directors and Executive Officers	Voting Common Stock		Total Number of Shares Subject to RSUs that will Vest Within 60 Days	Total Number of Shares Subject to Exercisable Options	Total Number of Shares Beneficially Owned (1)	Percent of Voting Common Stock Outstanding
Jared M. Wolff	148,594	(2)	—	—	148,594	0.30%
President, Chief Executive Officer and Continuing Director
John A. Bogler	29,719		—	—	29,719	0.06%
Chief Financial Officer
Hugh F. Boyle	89,137	(3)	—	73,000	162,137	0.32%
Chief Risk Officer
Rita H. Dailey	3,557			—	3,557	0.01%
Head of Deposits and Treasury Management
Kris A. Gagnon	6,779		—	—	6,779	0.01%
Chief Credit Officer
Angelee J. Harris	26,477	(4)		—	26,477	0.05%
General Counsel
Halle J. Benett, Continuing Director	26,510	(5)	5,188	4,832	36,530	0.07%
Mary A. Curran, Director Nominee	6,900		4,938	—	11,838	0.02%
B.A. Fallon-Walsh, Director Nominee	100		3,563	—	3,663	0.01%
Bonnie G. Hill, Director Nominee	5,568		4,750	—	10,318	0.02%
Richard J. Lashley, Director Nominee	3,426,768	(6)	5,250	—	3,432,018	6.81%
Jonah F. Schnel, Director Nominee	44,453	(7)	5,125	4,832	54,410	0.11%
Robert D. Sznewajs, Chair and Continuing Director	30,704	(8)	7,188	4,832	42,724	0.08%
W. Kirk Wycoff, Director Nominee	1,527,003	(9)	4,985	—	1,531,988	3.04%
Douglas H. Bowers	64,738		—	—	64,738	0.13%
Former President, Former Chief Executive Officer and Former Director
Current and Former Named Executive Officers, Current Executive Officers who are not Named Executive Officers, and current Directors as a group (16 persons)	5,441,607		40,987	87,496	5,570,090	11.06%

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STOCK OWNERSHIP

(1)

Includes 40,987 shares issuable within 60 days after April 15, 2019 upon vesting of RSUs and 87,496 shares subject to options that are exercisable as of, or will be become exercisable within 60 days after, April 15, 2019.

(2)

Includes 135,594 shares underlying unvested RSAs over which Mr. Wolff has voting power. Also includes 13,000 shares owned by the Wolff Family Trust. As a trustee of the Wolff Family Trust, Mr. Wolff may be deemed to beneficially own the shares owned by the Wolff Family Trust.

(3)	Includes 10,021 shares underlying unvested RSAs over which Mr. Boyle has voting power.
(4)	Includes 3,410 shares underlying unvested RSAs over which Ms. Harris has voting power.
(5)	Includes 7,920 shares underlying unvested RSAs over which Mr. Benett has voting power.

(6)

Includes 3,401,719 shares owned by PL Capital Advisors (as defined in Note 4 to the Stock Ownership of Greater than 5 Percent Stockholders table above); Mr. Lashley is a managing member of PL Capital Advisors and therefore may be deemed to beneficially own these shares. Also includes 15,049 shares held directly by Mr. Lashley, and 10,000 shares held by the Richard Lashley Roth IRA.

(7)	Includes 10,532 shares underlying unvested RSAs over which Mr. Schnel has voting power.
(8)	Includes 8,724 shares underlying unvested RSAs over which Mr. Sznewajs has voting power.
(9)

Includes 1,461,945 shares owned by Patriot Financial Partners II, L.P., Patriot Financial Partners Parallel II, L.P., and Patriot Financial Manager, L.P. (Patriot Partners); as a managing member of Patriot Partners, Mr. Wycoff may be deemed to beneficially own these shares. Also includes 65,058 shares held directly by Mr. Wycoff.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s directors and executive officers, and persons who beneficially own more than 10 percent of the Company’s voting common stock, to report to the SEC their initial ownership of the Company’s equity securities and any subsequent changes in that ownership. Specific due dates for these reports have been established by the SEC and the Company is required to disclose in this report any late filings or failures to file.

To the Company’s knowledge, based solely on our review of the copies of these reports furnished to the Company and written representations that no other reports were required during the fiscal year ended December 31, 2018, all Section 16(a) filing requirements applicable to the Company’s officers and directors during 2018 were met, except for inadvertent failures by: (i) Mr. Gagnon to timely file a Form 3 following the effective date of his appointment as Chief Credit Officer on February 7, 2018; (ii) Mr. Smith to timely file a Form 3 following his appointment as Chief Accounting Officer on September 4, 2018; (iii) Mr. Lashley to timely file a Form 4 to report an acquisition of 5,250 restricted stock units for service on the Board of Directors granted September 6, 2018; and (iv) Mr. Wycoff to timely file a Form 4 to report the sale on November 30, 2018 of 83 shares of common stock by Patriot Financial Partners, L.P. and the sale of 41 shares of common stock by Patriot Financial Partners Parallel, L.P., both of which entities are controlled by Mr. Wycoff.

Annual Proxy Statement | 2019	Page | 6

PROPOSAL I

Proposal I	ELECTION OF DIRECTORS

General

The Company’s Board of Directors currently consists of nine directors. Since the 2018 annual meeting of stockholders and as previously reported, the Board (i) appointed B. A. Fallon-Walsh as a Class I director of the Company, effective September 1, 2018; (ii) accepted the separation of Douglas H. Bowers as the Company’s President and Chief Executive Officer and as a Class II director of the Company, effective March 18, 2019; and (iii) appointed Jared M. Wolff as the Company’s President and Chief Executive Officer and as a Class II director of the Company, effective March 18, 2019.

Prior to our 2017 annual meeting of stockholders, our directors were split into three classes, with members of each class generally serving for three-year terms that expired in successive years. However, at our 2017 annual meeting of stockholders, stockholders approved an amendment to our corporate charter to progressively declassify the Board. Directors serving three-year terms at that time continue to serve until the end of their respective terms. As the term for each class of directors expires, directors are elected to one-year terms until each of the classes expires, resulting in the entire Board standing for re-election for one-year terms. As shown below, six of our nine directors are nominated for re-election at the Annual meeting, and all nine directors will stand for re-election at the 2020 annual meeting of stockholders and at each annual meeting of stockholders thereafter.

Page | 7	Annual Proxy Statement | 2019

PROPOSAL I

The existing terms of the Class I directors, which include Mary A. Curran, Richard J. Lashley, Jonah F. Schnel, B. A. Fallon-Walsh, Bonnie G. Hill and W. Kirk Wycoff, will expire at the Annual Meeting. Mses. Curran and Fallon-Walsh, Dr. Hill and Messrs. Lashley, Schnel and Wycoff have all been nominated for re-election, each for a one-year term that will expire at the 2020 annual meeting of stockholders. See Six Nominees for Director at the Annual Meeting.

Current Board of Directors

Details about the current Board of Directors, including their class, qualifications, and committee memberships are reflected in the table below.

Name	Age (1)	Director Since	Class (2)	Related Qualifications	Committee Memberships
					Principal Occupation	A	CHC	NCG	ALC	CR	ER

Benett, Halle J.	52	2013	II		Managing Director and Head of Diversified Financial Services Investing, Melody Capital Partners			C

*Curran, Mary A.	62	2017	I		Former Executive Vice President and Corporate Banking Chief Risk Officer, MUFG Union Bank					C

*Fallon-Walsh, B.A.	67	2018	I		Former Division Head of Institutional Retirement Plan Services, The Vanguard Group

*Hill, Bonnie G.	77	2017	I		President, B. Hill Enterprises, LLC

*Lashley, Richard J.	60	2017	I		Principal and Managing Member, PL Capital Advisors, LLC	C

*Schnel, Jonah F.	46	2013	I		Chair and President, Fast A/R Funding						C

Sznewajs, Robert D.	72	2013	II		Former President and Chief Executive Officer, West Coast Bancorp		IC

Wolff, Jared M.	50	2019	II		President and Chief Executive Officer, Banc of California, Inc. and Banc of California, N. A.				C

*Wycoff, W. Kirk	61	2017	I		Managing Partner, Patriot Financial Partners

	Accounting and Financial Expertise				* – Director Nominee
	Banking Industry Experience				A – Audit
	Banking Regulatory Experience				ALCO – ALCO
	Compensation and Employee Benefits				CHC – Compensation and Human Capital
	Corporate Governance				CR – Credit
	Executive Leadership				ER – Enterprise Risk
	Risk Management Expertise				NCG – Nominating and Corporate Governance
	Financial Expert				C – Chair IC – Interim Chair
(1)	As of April 15, 2019.
(2)

Effective at the conclusion of the Annual Meeting, Class I will be eliminated with all re-elected members reclassified as Class II directors with terms expiring at the 2020 annual meeting of stockholders.

Annual Proxy Statement | 2019	Page | 8

PROPOSAL I

Director Nominations and Proposals by Stockholders

Director nominations by stockholders and stockholder proposals must be made pursuant to timely notice in writing to the Corporate Secretary, as set forth in Section 1.09 of the Company’s bylaws. A stockholder’s notice must be received by the Company not less than 90 days, nor more than 120 days, prior to the first anniversary of the preceding year’s annual meeting to be considered timely. If, however, the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from the prior year’s date, notice by the stockholder must be delivered not earlier than 120 days prior to the date of the meeting and not later than the close of business on the later of the 90th day prior to the date of the meeting or the 10th day following the day on which notice of the date of the meeting was mailed or public announcement of the date of the meeting was first made. The stockholder’s notice must also include the information set forth in Section 1.09 of the Company’s bylaws. The Company’s bylaws contain additional notification requirements for stockholder proposals, regardless of whether they are submitted for inclusion in the Company’s proxy materials.

Six Nominees for Director at the Annual Meeting

At the recommendation of the Nominating and Corporate Governance Committee (the Nominating Committee), the Board has nominated Mary A. Curran, B. A. Fallon-Walsh, Richard J. Lashley, Jonah F. Schnel, Bonnie G. Hill and W. Kirk Wycoff, for re-election, each for a one-year term.

Mses. Curran and Fallon-Walsh, Dr. Hill and Messrs. Lashley, Schnel and Wycoff have each consented to being named as a director nominee in this proxy statement and agreed to serve if re-elected. Further, each qualifies as an independent director under the Corporate Governance Listing standards of the New York Stock Exchange (NYSE), as applied in accordance with the Company’s Corporate Governance Guidelines.

Set forth below is information about the six director nominees, including their principal occupation, business experience and qualifications to serve on the Board of Directors.

The Board of Directors unanimously recommends that you vote FOR Mses. Curran and Fallon-Walsh, Dr. Hill and Messrs. Lashley, Schnel and Wycoff.

Page | 9	Annual Proxy Statement | 2019

PROPOSAL I

Director Nominees with Terms Expiring at the Annual Meeting - Class I

Mary A. Curran

Independent Director Class I Age: 62

Ms. Curran spent 25 years at MUFG Union Bank, N.A., during which time she held several executive level positions, including Executive Vice President, Corporate Banking Chief Risk Officer from 2011 to 2014, and Executive Vice President, Head of The Private Bank at Union Bank from 2006 to 2011. During her time with Union Bank, Ms. Curran worked closely with its board and management to build an infrastructure focused on a strong, proactive, integrated and effective risk management. Ms. Curran was also tasked with improving the performance of Union Bank’s Wealth Management practice, a business unit with offices throughout California, Washington and Oregon. Prior to 2006, she spent 17 years in leadership roles in commercial banking.

Ms. Curran recently served as Chair of San Diego State University’s Campanile Foundation Board and Executive Committee, and currently chairs the university’s Nominating and Governance Committee and serves on the university’s Athletics Committee. She also serves on the Board of Directors, Nominating/Governance Committee and Compensation Committee for Hunter Industries, a privately held global irrigation, landscape lighting and custom manufacturing company. Previous board service includes: Chair of the California Bankers Association where she remains involved on the Banker Benefits Board, and Chair of the San Diego Sports Commission. Ms. Curran is a current member of the Corporate Directors Forum, San Diego, The Corporate Director’s Roundtable of Orange County, Women Corporate Directors and the National Association of Corporate Directors (NACD). Ms. Curran is a NACD Governance Fellow, and holds a Bachelor of Science degree in Journalism from the University of Colorado, Boulder and a Master’s degree in Business from San Diego State University.

Ms. Curran’s broad range of experience in the financial services industry and community involvement, especially in California, as well as her prior business and leadership positions, have enhanced the Board’s perspective. Her leadership and knowledge, specifically in credit and risk management as Chair of the Credit Committee, have been vital to the Company’s risk framework and objectives.

B. A. Fallon-Walsh

Independent Director Class I Age: 67

 Ms. B.A. Fallon-Walsh has more than 35 years of experience in the banking and financial services industry. From 1995 until her retirement in 2012, Ms. Fallon-Walsh was with The Vanguard Group, where she led High Net Worth Services, Core Investor Services, Institutional Marketing and Institutional Retirement Plan Services, among other leadership positions. During her time at Vanguard, Ms. Fallon-Walsh also held Series 7, 63 and 24 securities licenses. Prior to joining Vanguard, she was an Executive Vice President with Bank of America and a predecessor company, Security Pacific Bank, in California. Her banking leadership roles included retail banking, strategic planning, marketing, product management and electronic delivery, residential mortgage, product development and secondary marketing.

Ms. Fallon-Walsh currently serves on the board of directors of Alliance Bernstein (NYSE: AB), where she chairs the Compensation and Workplace Practices Committee and the Corporate Governance Committee.  She also serves on the board of directors of MONY Life Insurance Company of America, an indirect subsidiary of AXA Equitable Holdings, Inc. (NYSE: EQH), and chairs the Investment Committee.  In addition, Ms. Fallon-Walsh is a member of the Betterment for Business Advisory Board. Previous board service on other AXA companies includes Paris-based AXA Investment Managers and its subsidiaries.  Ms. Fallon-Walsh received the Chairman’s Award for Outstanding Board Service from the Main Line Chamber of Commerce and is currently a director of the Lewes Yacht Club and chairs their Leadership Development Committee.  She is a member of Women Corporate Directors and the NACD. Ms. Fallon-Walsh received a Bachelor’s degree, summa cum laude, in Liberal Arts and Management from Northeastern University and a Master’s degree in Business Administration from Harvard Business School.

Ms. Fallon-Walsh’s comprehensive background in the financial services industry, particularly within California, as well as her board experience and leadership expertise in banking have enriched the Board’s perspective.

Annual Proxy Statement | 2019	Page | 10

PROPOSAL I

Bonnie G. Hill

Independent Director Class I Age: 77

Dr. Hill has served as the President of B. Hill Enterprises, LLC, a consulting firm focusing on corporate governance, board organizational and public policy issues since 2001. She is also co-founder of Icon Blue, a brand marketing company founded in 1998 and based in Los Angeles. Dr. Hill has over 25 years of experience serving on numerous corporate boards with a wide-ranging career in business, government, education, and philanthropy. Currently, Dr. Hill is a faculty member of the NACD Board Advisory Services Program, a founding member of the Lead Directors Network, and sits on the Ira M. Millstein Center for Global Markets and Corporate Ownership Advisory Committee for Columbia Law School and the National Board of 2020 Women on Corporate Boards. Dr. Hill has also served on numerous public company boards, including the California Water Service Group (NYSE: CWT), The Home Depot, Inc. (NYSE: HD), Yum! Brands, Inc. (NYSE: YUM) and AK Steel Holding Corp. (NYSE: AKS). Dr. Hill also co-chaired the 2016 NACD Blue Ribbon Commission Report on Building the Strategic-Asset Board, served on the board of Financial Industry Regulatory Authority Investor Education Foundation and is a former member of Public Company Accounting Oversight Board Investor Advisory Group.

From 1997 to 2001, Dr. Hill served as President and Chief Executive Officer of The Times Mirror Foundation and as Senior Vice President, Communications and Public Affairs, for the Los Angeles Times. From 1992 to 1997 she served as Dean of the McIntire School of Commerce at the University of Virginia, and prior to that, Secretary of the State and Consumer Services Agency for the State of California. Dr. Hill has held a variety of presidential appointments, including Vice Chair of the Postal Rate Commission and Assistant Secretary in the U.S. Department of Education under President Reagan, and as Special Adviser to President George H. W. Bush for Consumer Affairs. She has chaired the SEC’s Consumer Affairs Advisory Committee and served on the board of directors of NASD Regulation, Inc. Dr. Hill also served as Vice President with Kaiser Aluminum and Chemical Corporation, and recently was honored with the Lifetime Achievement Award by the Forum for Corporate Directors. Dr. Hill has a Bachelor of Arts degree from Mills College, a Master of Science degree from California State University, Hayward, and a Doctorate of Education from the University of California at Berkeley.

Dr. Hill’s extensive background in board leadership and corporate governance has significantly supported the Company’s efforts to improve its corporate governance practices and broaden the Board’s perspective.

Richard J. Lashley

Independent Director Class I Age: 60

Mr. Lashley is Managing Member of PL Capital Advisors, LLC, a SEC-registered investment advisory firm, and co-founder of PL Capital, LLC, a firm founded in 1996. PL Capital Advisors specializes in the banking industry and was named by the American Banker as one of the top community bank investors in the country. PL Capital is also one of the Company’s largest stockholders. Mr. Lashley’s primary responsibilities at PL Capital Advisors include portfolio management and research. Mr. Lashley has extensive experience serving on the boards of directors of numerous publicly-held and privately-held banks throughout the United States, including current service on the boards of directors of MutualFirst Financial, Inc. (NASDAQ: MFSF) and its subsidiary bank, MutualBank, and prior service on the boards of directors of Metro Bancorp, Inc. State Bancorp, Inc. and BCSB Bancorp, Inc. Mr. Lashley also has diverse experience as Chairman and/or member of numerous board committees. From 1994 to 1996, he was a Director in KPMG LLP’s corporate finance group, where he led a team providing merger and acquisition advisory services to banks throughout the country. From 1984 to 1993 he worked for KPMG LLP as a CPA, providing professional accounting services to banks and other financial services companies in New York and New Jersey. From 1992 to 1993 he served as the Assistant to the Chairman of the AICPA Savings Institution Committee in Washington D.C. Mr. Lashley received his Master’s degree from Rutgers University and a Bachelor of Science degree from Oswego State University. He is licensed as a CPA in New Jersey (status inactive).

Mr. Lashley’s extensive experience at KPMG LLP providing professional accounting and advisory services, as well as his service on numerous bank boards and his experience at PL Capital managing investments in the banking industry enable him to be a significant contributor to the Board. Mr. Lashley was appointed as a director pursuant to a Cooperation Agreement between the Company and PL Capital Advisors and its affiliates dated as of February 8, 2017. For additional information, regarding the Cooperation Agreement, see Other Transactions with Related Persons. Mr. Lashley is a Board designated “audit committee financial expert” and serves as Chair of the Audit Committee.

Page | 11	Annual Proxy Statement | 2019

PROPOSAL I

Jonah F. Schnel

Independent Director Class I Age: 46

Mr. Schnel is the Chairman and President of Fast A/R Funding, a private company focused on lending to small businesses throughout the United States. Presently, Mr. Schnel also manages Timco CNG, a company operating public-access, compressed, natural gas stations in Southern California. Previously, Mr. Schnel led the recapitalization of National Capital Management, an acquirer and servicer of distressed consumer debt, and assisted management during that company’s significant growth through its acquisition by Portfolio Recovery Group, Inc. in 2012. Prior to that, Mr. Schnel was a Partner at ITU Ventures for seven years, a venture capital firm making early-stage investments in technology companies associated with innovation emerging from leading research universities in the United States. Earlier in his career, Mr. Schnel worked as a manager at SunAmerica Investments, Inc. in the real estate investment division with a primary focus on first lien lending in a diversified range of commercial real estate assets. Mr. Schnel currently serves as the Chair and President of the Southern California Chapter of the Tourette Association of America. Mr. Schnel completed the director training and certification program at the UCLA Anderson School of Management and received his Bachelor’s degree, summa cum laude, from Tulane University.

Mr. Schnel’s diverse experience in founding and managing numerous privately-held companies and investments in various industries such as specialty finance and lending, alternative energy, gaming and technology, as well as his proficiency in commercial real estate and managerial oversight of a diverse set of finance-related businesses, has considerably strengthened the Board. More recently, Mr. Schnel received training and completed the cybersecurity certification program with respect to managing risk in the Information Age through Harvard University.

As Chair of the Enterprise Risk Committee, his leadership, knowledge and experience are key assets to the oversight and risk-management of the Company’s strategic plan and regulatory obligations.

W. Kirk Wycoff

Independent Director Class I Age: 61

Mr. Wycoff is Managing Partner of Patriot Financial Partners, a private equity fund headquartered in Philadelphia holding committed capital of $650 million, maintaining a long only, value-oriented buy and hold strategy designed to provide growth capital to financial services companies that require additional equity to grow. Prior to joining Patriot Financial Partners, Mr. Wycoff served as Chairman and Chief Executive Officer of Continental Bank Holdings, a de novo community bank serving the Philadelphia metro market, from 2005 to 2007, and from 1991 to 2004 he served as Chairman, Chief Executive Officer and President of Progress Financial Corp. and Progress Bank. He currently serves on the board of directors of Porter Bancorp (NASDAQ: PBIB), Radius Bank and U.S. Century Bank, and recently served as a director of Guaranty Bancorp (NASDAQ: GBNK) and its subsidiary, Guaranty Bank and Trust Company, and Heritage Commerce Corp. (NASDAQ: HTBK) and its subsidiary, Heritage Bank of Commerce. Previous board positions held by Mr. Wycoff include Square 1 Financial, Inc., NewSpring Ventures-Fund I, NewSpring Mezzanine Fund as well as service on the board of The Lincoln Center during which he served as Chair of its Finance Committee. He received a Bachelor of Arts degree in Business Administration and Finance from Franklin & Marshall College.

Mr. Wycoff’s 40 years in the banking industry, which includes over 18 years of experience as an executive officer and more than 10 years in various director positions, brings extensive leadership and community banking experience to our Board, including executive management, risk, credit and resolution experience, risk assessment skills and public company expertise. As the Managing Partner of Patriot Financial Partners, he also provides the perspective of a significant investor in the Company.

Annual Proxy Statement | 2019	Page | 12

PROPOSAL I

Continuing Directors with Terms Expiring at the 2020 Annual Meeting of Stockholders – Class II

Set forth below is information about the directors whose terms of office continue beyond the Meeting, including each individual’s principal occupation, business experience and qualifications to serve on the Board of Directors.

Halle J. Benett

Independent Director Class II Age: 51

Mr. Benett has been the Managing Director and Head of Financial Services Investing at Melody Capital Partners since September 2016, for which his work frequently brings him to California. Prior to that, Mr. Benett was the Managing Director and Head of Diversified Financials Investment Banking at Keefe, Bruyette & Woods, a Stifel Company. Mr. Benett has completed over 100 equity and debt capital raises in addition to having participated in more than 40 merger and acquisition transactions. Before joining Keefe, Bruyette & Woods in 2014, Mr. Benett was a Senior Advisor for Ares Management, working with the firm’s capital markets, private debt, private equity and real estate groups. Prior to that, Mr. Benett spent 16 years at UBS Financial Institutions, Investment Banking in the Americas serving as the head from 2011 through 2013 and as co-head from 2008 through 2010. Prior to that, Mr. Benett served as Global Head of Specialty Finance at UBS Investment Bank after having advanced from his role with the company as Managing Director. Mr. Benett began his career at Ryan, Beck & Co. and received his Master’s degree in International Affairs from Columbia University and a Bachelor’s degree in Political Science and History from Rutgers University.

Mr. Benett’s wide range of experience in the financial services industry, including having worked with banks, thrifts, mortgage companies, insurance companies, alternative asset management companies and specialty finance companies, has considerably broadened the Board’s perspective. Mr. Benett also serves as a board-designated “audit committee financial expert” as a member of the Audit Committee.

Robert D. Sznewajs

Chair, Independent Director Class II Age: 72

Mr. Sznewajs was the President and Chief Executive Officer of West Coast Bancorp from 2000 to 2013, an Oregon-based bank holding company which was sold in 2013 with $2.5 billion in assets. Mr. Sznewajs has held a variety of executive level roles in large financial services institutions, including Vice Chair of U.S. Bancorp; President and Chief Operating Officer of BankAmericard; Executive Vice President and Manager of Valley National Bancorp; and President and Chief Executive Officer of Michigan National Bank. In addition to nearly 40 years of experience in the areas of regulatory matters, operations and technology, consumer and commercial banking, sales and marketing, management of investment portfolios and mergers and acquisitions, Mr. Sznewajs has also served on several boards and executive committees, namely Outerwall, Inc. (formerly Coinstar); the Portland Branch Board of the Federal Reserve Bank of San Francisco; the Oregon’s Bankers Association; the United Way; the Association for Corporate Growth; and the Bates Group, LLC. Mr. Sznewajs received both his Master’s and Bachelor’s degrees from the University of Detroit and is a licensed CPA (status inactive).

In addition to Mr. Sznewajs’ responsibilities as the Board Chair, he is one of the Company’s Board-designated “audit committee financial experts” and serves as Interim Chair of the Compensation and Human Capital Committee (the Compensation Committee). His broad and deep experience in the banking industry, including having been the Chief Executive Officer of a publicly-held bank holding company, makes him a particularly valued member of the Board.

Page | 13	Annual Proxy Statement | 2019

PROPOSAL I

Jared M. Wolff

Non-Independent Director Class II Age: 50

Mr. Wolff was appointed as President and Chief Executive Officer of the Company and the Bank and as a Class II director on the Board of the Company and Chair of the Board of the Bank effective March 18, 2019. Prior to joining the Company, Mr. Wolff served as Executive Vice President, General Counsel and Corporate Secretary of City National Bank from May 2018 to March 2019, and as Deputy General Counsel from January 2018 to April 2018. At City National, he was a member of the Executive Committee and oversaw the Legal and Corporate Administrative Group, among other areas. Prior to City National, from 2015 to 2017, Mr. Wolff served as Co-Managing Partner of Quarter Group, LLC, a real estate investment company focused on acquiring urban property. From 2002 until 2014, Mr. Wolff was a senior executive at PacWest Bancorp (NASDAQ: PACW) where he served in numerous roles, including as General Counsel of PacWest, and as a member of the Board of Directors and President of its wholly owned subsidiary, Pacific Western Bank. As President of the commercial bank subsidiary, Mr. Wolff was responsible for overseeing the regional commercial banking teams for the bank throughout California and establishing initiatives for the bank as a whole. He was also a member of the bank’s Executive Asset and Liability Management Committee as well as the bank’s Credit Committee. As General Counsel of the public holding company, Mr. Wolff had primary responsibility for corporate governance, corporate regulatory compliance and execution of M&A activity, including PacWest’s $2.3 billion acquisition of CapitalSource (NYSE: CSE). During his tenure at PacWest, he also oversaw internal audit, deposit gathering, regional lending, risk management, and marketing, among other areas.

Mr. Wolff received his Bachelor’s degree from Duke University, his Master’s degree in French Language and Literature from Middlebury College and his Juris Doctorate from the University of Michigan Law School.

As a veteran California banking executive with deep expertise in finance, law and risk management, Mr. Wolff is a valuable addition to the Board.

Annual Proxy Statement | 2019	Page | 14

CORPORATE GOVERNANCE MATTERS

Corporate Governance Framework

Our Board of Directors and management are committed to sound and effective corporate governance practices. We established and utilize a comprehensive corporate governance framework that consists of policies and programs that not only satisfy applicable regulatory requirements but also are intended to build value for the Company’s stockholders.

The key components of our corporate governance framework are set forth below:

Corporate Governance Guidelines

The Company’s Corporate Governance Guidelines provide a framework for effective governance of the Company and its subsidiaries. These guidelines are reviewed periodically by the Nominating Committee, and, based upon their review, any revisions believed to be in the best interests of the Company are then recommended to the Board for review and approval.

Related Party Transaction Policy

The Company’s Related Party Transaction Policy restricts transactions with related parties by imposing rigorous standards, with the expectation that such transactions will be rare. The policy establishes protocols for prior review of proposed related party transactions and requires that they be in, or not inconsistent with, the best interests of the Company and its stockholders. For more information about this policy, see Transactions with Related Persons.

Code of Business Conduct and Ethics

The Company’s Code of Business Conduct and Ethics (the Ethics Code) applies to all directors, officers and employees of the Company and its subsidiaries. The Ethics Code is intended to require that all employees and directors adhere to high ethical standards and is reviewed by the Board on a regular basis.

Outside Business Activities Policy

The Company’s Outside Business Activities Policy, which supplements the Ethics Code, tightens controls on outside business activities of officers and employees and requires non-employee directors to refrain from engaging in outside business activities that create an actual or apparent conflict of interest. For more information about this policy, see Transactions with Related Persons.

Stock Ownership Guidelines

The Board has determined that long-term, significant equity ownership by all directors and senior officers is in the best interest of the Company and serves to align the interests of the directors and senior officers with the interests of the Company’s stockholders. To that end, the Board has adopted the following stock ownership guidelines:

▪

As required by the Company’s Corporate Governance Guidelines, directors are expected to own stock or stock equivalents with a value equal to five times the then-current annual base cash retainer by the end of the fifth fiscal year following their appointment to the Board. We evaluate stock ownership of our directors annually, on the last day of our fiscal year. As of December 31, 2018, based on the NYSE closing stock price per share of our voting common stock on that day,     each of the directors then serving on the Board were in compliance with the Stock Ownership Guidelines then in effect.

▪	Stock ownership guidelines are also applicable to senior officers as described in more detail below. See Compensation Discussion and Analysis—Stock Ownership Guidelines.
▪

Directors are expected to be long-term stockholders and to refrain from selling stock other than for legitimate tax, estate planning, or portfolio diversification purposes. Other than sales through Rule 10b5-1 plans or similar automated selling programs or sales to pay taxes on compensation paid by the Company, directors are required to provide six-months’ notice of any planned sale by such director (or any of his or her affiliates or immediate family members) unless prior approval is received from the Board of Directors.

Public Communications Policy

The Public Communications Policy, overseen by the Audit Committee, allows for more oversight and involvement by the Board and enhances the shared accountability for and the review of all public communications by the Company.

Insider Trading Policy

Directors, officers and employees are obligated to comply in all respects with the Ethics Code and the Company’s Insider Trading Policy, as well as all Company black-outs or similar trading restrictions as communicated by the General Counsel.

Page | 15	Annual Proxy Statement | 2019

CORPORATE GOVERNANCE MATTERS

Evaluating the Board’s Effectiveness

The Board and each of its principal standing committees (Audit, Compensation and Nominating) conduct an annual self-assessment aimed at enhancing their effectiveness. As part of the self-assessment process, each Board and committee member provides feedback on a range of topics relevant to the performance and effectiveness of the Board and the applicable committee. In addition, members of the Board participate in a peer evaluation of their fellow directors and provide comments on their own skills and qualifications. The Chair of the Board then meets separately with each director to discuss the results of the peer evaluations and individual self-assessments.

The results of the self-assessment process are aggregated and summarized for the Board and for each of the principal standing committees. Comments in the summaries are not attributed to individual Board or committee members to promote candor. The aggregated results and summary of the Board’s self-assessment are presented to the Board for its review and discussion at a full Board meeting, at which time the Board considers what, if any, actions might be implemented to enhance future performance of the Board. In addition, each of the principal standing committees discusses the results of its self-assessment and any actions that might be taken to improve the committee’s future performance.

The Nominating Committee considers the results of the self-assessment process when it periodically evaluates the size, structure and composition of the Board, as well as the role, composition and allocation of responsibilities among Board committees.

Consideration of Board Diversity

Throughout the director nomination process, the Nominating Committee seeks to achieve diversity amongst the members of Board by selecting director nominees with diverse opinions and perspectives that are representative of our industry. The Nominating Committee seeks to include members with diverse backgrounds, skills and experience, including appropriate financial and other expertise relevant to the business of the Company. While not a formal policy, the Company’s director nomination processes call for the consideration of a range of types of diversity, including but not limited to race, gender, ethnicity, nationality and geography.

The Nominating Committee is committed to actively seek highly qualified women and minority candidates, as well as candidates with diverse backgrounds, skills and experience, to include in the pool from which Board nominees are chosen.

Director Education

In accordance with the Company’s Corporate Governance Guidelines, all directors are expected to comply with the necessary continuing educational requirements which include, but are not limited to: (i) a component covering professional development in corporate governance; and (ii) a component which covers educational development in subject matter areas that are deemed relevant to the Company’s business. In support of continuing education, the Company incurs reasonable expenses to facilitate any mandatory educational and professional development programs or any voluntary programs which the Nominating Committee may deem appropriate.

Additionally, each director is required to participate in the Company’s compliance training program, wherein the Board is expected to complete annual compliance training overseen by the Company’s Chief Compliance Officer.

Corporate Governance Documents

The full texts of the Corporate Governance Guidelines, the Code of Business Conduct and Ethics, and the charters of the Board’s standing committees are publicly available under the “About Us” section on the Company’s website at www.bancofcal.com by selecting Investor Relations/Governance Documents or you may obtain free copies by contacting the Company at:

Banc of California, Inc.

c/o John A. Bogler

Chief Financial Officer and Investor Relations

3 MacArthur Place

Santa Ana, California 92707

(855) 361-2262

IR@bancofcal.com

Annual Proxy Statement | 2019	Page | 16

CORPORATE GOVERNANCE MATTERS

Director Independence

In accordance with the NYSE Corporate Governance Listing Standards and the Company’s Corporate Governance Guidelines, the Board conducted its review of all relationships between the Company and each director and director nominee and has affirmatively determined that, with the exception of Mr. Wolff, none of them has a material relationship with the Company or any other relationship that would preclude his or her independence under the NYSE Corporate Governance Listing Standards. Accordingly, the Board has determined that each of our current directors, other than Mr. Wolff, is an independent director under the NYSE Corporate Governance Listing Standards, as applied in accordance with the Company’s Corporate Governance Guidelines. Additionally, the Board has affirmatively determined that each member of the Audit Committee meets the independence and financial literacy requirements for audit committee membership under the NYSE Corporate Governance Listing Standards and SEC Rule 10A-3(b)(1), and each member of the Compensation Committee meets the independence and other requirements for compensation committee membership as set forth in the NYSE Corporate Governance Listing Standards. See Corporate Governance Matters—Role and Composition of the Audit Committee and—Role and Composition of the Compensation and Human Capital Committee for specific independence requirements.

Board Leadership Structure

The Board of Directors determined it to be in the best interests of the Board and the Company to separate the roles of the Chief Executive Officer and Chair of the Board. The Board believes this structure increases the Board’s independence from management and, in turn, leads to better monitoring and oversight of management. Although the Board trusts that the Company is currently best served by separating the role of the Board Chair and the Chief Executive Officer, the Board periodically reviews and discusses the continued appropriateness of this structure.

The Chair of the Board presides at meetings of the Board of Directors and at executive sessions of independent (non-employee) directors, and exercises leadership of Board operations. In the event the Chair of the Board is unable to act or is otherwise available, the Chair of the Nominating Committee will discharge the duties of the Chair of the Board.

Risk Oversight

The Boards of Directors of the Company and the Bank oversee the risk profile of the Company and its subsidiaries and management’s process for assessing and managing risks, both as a whole as well as through the Company and Bank Boards’ committees. The Boards have two primary methods for overseeing risk. The first method is oversight by each Board as a whole and the second method is through the Enterprise Risk Committee, Credit Committee and ALCO Committee of the Boards of the Company and the Bank. The Enterprise Risk Committee is primarily focused on assisting the Boards in discharging their oversight duties with respect to risk management activities, including the establishment of the Company’s enterprise risk management framework and associated policies and practices. The Credit Committee is mainly focused on assisting the Boards in their monitoring and oversight of credit processes and asset quality, and compliance with applicable regulatory requirements. The ALCO Committee assists the Boards in their monitoring and oversight of asset and liability strategies, liquidity and capital management to maintain compliance with applicable regulatory requirements. In accordance with its charter, the Enterprise Risk Committee is responsible for ensuring that the Company has in place an appropriate enterprise-wide framework and processes to identify, prioritize, measure and monitor significant risks, including, without limitation, operational, technology, information security, compliance, legal, reputational, strategic, credit, interest rate and liquidity risks, with the management of credit risk and interest rate risk primarily being overseen by the Credit Committee and ALCO Committee, respectively.

During 2018, the Enterprise Risk Committee, Credit Committee, ALCO Committee and the full Board received reports from executive management and employees who oversee day-to-day risk management duties on the most critical strategic issues and risks facing the Company. The Boards, Enterprise Risk Committee, Credit Committee and ALCO Committee also received reports from the Company’s Chief Risk Officer, Chief Compliance Officer, Chief Financial Officer, Chief Internal Audit Officer, the Company’s independent auditors, third-party advisors, and other executive management regarding compliance with applicable laws and regulations, risk-related policies, procedures and limits in order to ensure compliance by properly evaluating the effectiveness of the Company’s risk controls.

Page | 17	Annual Proxy Statement | 2019

CORPORATE GOVERNANCE MATTERS

Cybersecurity risk is a key consideration in the operational risk management capabilities at the Company. Under the direction of its Chief Information Security Officer, the Company maintains a formal information security management program, which is subject to oversight by, and reporting to, the Enterprise Risk Committee. Given the nature of the Company’s operations and business, including the Company’s reliance on relationships with various third-party providers in the delivery of financial services, cybersecurity risk may manifest itself through various business activities and channels, and it is thus considered an enterprise-wide risk which is subject to control and monitoring at various levels of management throughout the business. The Enterprise Risk Committee oversees and reviews reports on significant matters of corporate security, including cybersecurity. The Company also maintains specific cyber insurance through its corporate insurance program, the adequacy of which is subject to review and oversight by the Enterprise Risk Committee as well.

The Enterprise Risk Committee, Credit Committee and ALCO Committee may address risks directly with management, or, where appropriate, may elevate a risk for consideration by the full Boards, respectively. In addition to these committees, the other Board committees monitor risk aspects relevant to their respective areas of responsibility through direct interactions with management.

Annual Proxy Statement | 2019	Page | 18

CORPORATE GOVERNANCE MATTERS

Board Composition and Meetings

During 2018, each director attended at least 75 percent of the aggregate of (i) the total number of meetings of the Company’s Board of Directors held during the portion of the year he or she was a director and (ii) the total number of meetings held by all Board committees on which he or she served during the periods in which he or she served.

Although not required, the Board of Directors generally requests that directors attend the Company’s annual meeting of stockholders and that the Board Chair attends the Meeting and, if the Chair is not an independent director, the Board generally requests that an independent (non-employee) director attend the Meeting to represent such directors. The 2018 annual meeting of stockholders was attended by all directors serving at that time, including the one director whose term expired at the conclusion of that meeting and who declined to stand for re-election.

The current composition of the Company Board is reflected below. All members of the Company Board also currently serve as directors of the Bank, each for a one-year term, with Mr. Wolff serving as Chair of the Board of Directors of the Bank.

Robert D. Sznewajs, Chair

Halle J. Benett	Richard J. Lashley

Mary A. Curran	Jonah F. Schnel

B. A. Fallon-Walsh	Jared M. Wolff

Bonnie G. Hill	W. Kirk Wycoff

Regular meetings of the Company’s Board of Directors were held on a quarterly basis during 2018, with additional, special meetings held as needed. Which also provided for executive sessions of independent directors without the presence of management. Likewise, separate sessions of only independent directors were held regularly or when determined by the independent directors to be necessary. Meetings held during the fiscal year ended December 31, 2018, as well as actions taken in the form of a unanimous written consent by the Board in lieu of holding a special meeting is set forth below.

Company Board Meetings and Actions	Total
Regular Meetings	5
Special Meetings	14
Actions by Unanimous Written Consent	4
Annual Total	23

Page | 19	Annual Proxy Statement | 2019

CORPORATE GOVERNANCE MATTERS

Committee Composition of the Board of Directors and Meeting Attendance

The Board of Directors of the Company currently has six standing committees. Since all current members of the Company Board also serve as directors of the Bank, each of these committees is a joint committee of the Boards of Directors of the Company and the Bank. The Nominating Committee is responsible for evaluating the structure, composition and duties of each Board committee and recommending any changes to the Board. The table below reflects the current composition of, and the number of meetings held (and actions taken by unanimous written consent) during the fiscal year ended December 31, 2018 by, the Board committees:

Board Member	Audit	Compensation	Nominating	ALCO	Credit	Enterprise Risk
Benett	M		C	M
Curran					C	M
Fallon-Walsh		M				M
Hill		M	M
Lashley	C		M	M
Schnel			M		M	C
Sznewajs	M	C*
Wolff				C**	M	M
Wycoff		M	M	M
Meetings Held in 2018	10	11	12	4	8	4
Actions by Unanimous Written Consent in 2018	—	—	1	—	—	—
*	Interim Chair
**	Effective March 18, 2019. During 2018, the Chair was the Company’s former President, Chief Executive Officer and Director, Douglas H. Bowers.

Annual Proxy Statement | 2019	Page | 20

CORPORATE GOVERNANCE MATTERS

Role and Composition of the Audit Committee

The following table reflects further information regarding the principal roles and responsibilities of the Audit Committee. For a more comprehensive description, please refer to the Audit Committee charter, which is publicly available under the “About Us” section on the Company’s website at www.bancofcal.com by selecting Investor Relations/Governance Documents. The Audit Committee’s Report is included on page 69 of this proxy statement.

Name, Composition and Board Determinations	Responsibilities		Required Meeting Frequency

Audit Committee

Richard J. Lashley, Chair

Halle J. Benett

Robert D. Sznewajs

After review of each individual’s employment experience and other relevant factors, the Board has determined that each member has met the independence and financial literacy requirements set forth in the NYSE Listed Company Manual as well as the regulations of the Federal Deposit Insurance Corporation, and any additional requirements specific to audit committee membership. Further, the Board has affirmatively determined that each member of the Audit Committee is financially literate and at least one member is designated as an “audit committee financial expert” as defined by the SEC.

	▪	Hiring, terminating and/or reappointing the Company’s independent registered public accounting firm.	Not less than four times annually. May convene additional meetings from time to time as necessary or appropriate.
	▪	Monitoring and oversight of the qualifications, independence and performance of the Company’s internal auditors and independent registered public accounting firm.
	▪	Approving non-audit and audit services to be performed by the independent registered public accounting firm.
	▪	Reviewing the annual audit report prepared by the Company’s independent registered public accounting firm.
	▪	Monitoring and oversight of the integrity of the Company’s financial statements and financial accounting practices.
	▪	Monitoring and oversight of the accounting and financial reporting processes of the Company and the audits of the Company’s financial statements.
	▪	Monitoring and oversight of the effectiveness of the Company’s internal control over financial reporting and compliance with legal and regulatory requirements.
	▪	Reviewing and assessing the adequacy of the Audit Committee charter on an annual basis.

Based on the recommendations of the Nominating Committee, the Board has determined that Messrs. Lashley, Benett and Sznewajs each qualify as an “audit committee financial expert,” as defined in Item 407(d)(5) of SEC Regulation S-K, and that each member of the committee meets the independence and financial literacy requirements for audit committee membership under the NYSE Listed Company Manual.

The Board made qualitative assessments of the levels of knowledge and experience of Messrs. Lashley, Benett and Sznewajs based on a variety of factors.

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CORPORATE GOVERNANCE MATTERS

Name, Composition and Board Determinations	Responsibilities	Required Meeting Frequency

In the case of Mr. Lashley, the Board considered his extensive experience in providing professional accounting and advisory services, as well as his service on numerous bank boards and audit committees and his experience at PL Capital managing investments in the banking industry for more than 20 years. Mr. Lashley is a certified public accountant (status inactive).

In the case of Mr. Benett, the Board considered his approximately 23 years of experience working as an investment banker with financial services companies, through which he has acquired a broad and deep knowledge of financial, accounting and audit-related matters and extensive experience analyzing and evaluating financial statements.

In the case of Mr. Sznewajs, the Board considered his formal education, extensive finance background, expertise in the areas of management, operations and technology, consumer and commercial banking, sales and marketing, investment portfolios and regulatory matters in addition to mergers and acquisitions. With more than 39 years in banking, Mr. Sznewajs has held a variety of executive level positions in financial services organizations across the United States in community and large banks, and was the Chief Executive Officer of a publicly held bank holding company. Mr. Sznewajs is a certified public accountant (status inactive).

Annual Proxy Statement | 2019	Page | 22

CORPORATE GOVERNANCE MATTERS

Role and Composition of the Compensation and Human Capital Committee

The following table reflects further information regarding the principal roles and responsibilities of the Compensation Committee. For a more comprehensive description, please refer to the Compensation Committee’s charter, which is publicly available under the “About Us” section on the Company’s website at www.bancofcal.com by selecting Investor Relations/Governance Documents. The report of the Compensation Committee is included on page 57 of this proxy statement.

Name, Composition and Board Determinations		Responsibilities		Required Meeting Frequency
Compensation and Human Capital Committee Robert D. Sznewajs, Interim Chair B. A. Fallon-Walsh Bonnie G. Hill W. Kirk Wycoff		▪	Reviewing and approving director and officer compensation plans, policies and programs.	Not less than two times annually. May convene additional meetings from time to time as necessary or appropriate.
▪

Determining, or recommending to the Board for its determination, the compensation of the Company’s Chief Executive Officer and other executive officers of the Company, as well as all other officers with total compensation of $1,000,000 or more.

After review of each member’s experience and other relevant factors, the Board has determined that:		▪	Making recommendations to the Board as to the appropriate level of compensation and the suitable mix of cash and equity compensation for directors.
▪

each member is independent, as defined in the NYSE Listed Company Manual, including the additional independence requirements specific to the Compensation Committee membership set forth in the NYSE Listed Company Manual;

▪

Reviewing and recommending to the Board for approval, subject as necessary or appropriate to stockholder approval, stock option plans and other equity based compensation plans that permit payment in or based upon the Company’s stock.

▪	at least two members are “non-employee directors” as defined in Rule 16b-3(b)(3)(i) promulgated under the Securities Exchange Act of 1934, as amended;
		▪	Overseeing the talent planning and executive recruiting processes.
▪	all members are “outside directors” as defined for purposes of Section 162(m) and the regulations thereunder; and	▪	Produce a report on executive compensation for inclusion in the Company’s annual proxy statement and/or annual report on Form 10-K.
▪	each member meets the considerations specifically relevant to independence from management in connection with performing their duties relating to compensation as defined under the charter.

The charter of the Compensation Committee does not specifically provide for delegation of any of the authorities or responsibilities of the committee as it relates to compensation, other than the ability of the committee to form and delegate authority to subcommittees when appropriate. This includes the delegation of approval of award grants and other transactions and other responsibilities regarding the administration of compensatory programs to a subcommittee consisting solely of members of the Committee who are (i) “non-employee directors” as defined in Rule 16b-3(b)(3)(i) under the Securities Exchange Act of 1934, as amended; and/or (ii) “outside directors” as defined for purposes of Section 162(m). For information about the role of the Chief Executive Officer with respect to the Compensation Committee see Compensation Discussion and Analysis—Role of the Chief Executive Officer. None of the Company’s executive officers, including the Chief Executive Officer, has any role in determining the amount of director compensation. Director compensation is determined by the full Board after considering the recommendations of the Compensation Committee.

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CORPORATE GOVERNANCE MATTERS

Additionally, the charter of the Compensation Committee authorizes the committee to select and retain compensation consultants, legal counsel or other advisors to advise the committee in carrying out its duties. See Compensation Discussion and Analysis—Role of Compensation Consultants.

Compensation Committee Interlocks and Insider Participation

None of the members of the Compensation Committee is a current or former officer or employee of the Company or any of its subsidiaries. No executive officer has served as a member of the Compensation Committee (or other board committee performing equivalent functions) or as a director of any other entity that has an executive officer serving as a member of the Compensation Committee or the Company’s Board of Directors.

For information regarding certain transactions to which the Company is a party in which Mr. Sznewajs, who currently serves as the interim Chair of the Compensation Committee, has or may have a direct or indirect material interest, see Other Transactions with Related Persons.

Annual Proxy Statement | 2019	Page | 24

CORPORATE GOVERNANCE MATTERS

Role and Composition of the Nominating and Corporate Governance Committee

The following table reflects further information regarding the principal roles and responsibilities of the Nominating Committee. For a more comprehensive description, please refer to the Nominating Committee’s charter, which is publicly available under the “About Us” section on the Company’s website at www.bancofcal.com by selecting Investor Relations/Governance Documents.

Name, Composition and Board Determinations	Responsibilities			Required Meeting Frequency

Nominating and Corporate Governance Committee

Halle J. Benett, Chair

Bonnie G. Hill

Richard J. Lashley

Jonah F. Schnel

W. Kirk Wycoff

After review of each member’s experience and other relevant factors, the Board has determined that each member is independent, as defined under the NYSE Listed Company Manual.

	▪	Nominating		Not less than two times annually. May convene additional meetings from time to time as necessary or appropriate.
		—	Annually assess the independence of the Board members.
—

Identifying, screening and recommending to the Board candidates for membership on the Board, including director nominees proposed by stockholders, in accordance with the Company’s bylaws and applicable law. Nominations from stockholders will be considered and evaluated using the same criteria as all other nominations. Final approval of any candidate shall be determined by the full Board.

		—	Actively seek individuals qualified to become Board members for recommendation to the Board for appointment or nomination for election as directors.
—

As set forth in the Company’s Corporate Governance Guidelines, the following are the minimum requirements for Board membership: (a) the director must possess a breadth and depth of management, business, governmental, nonprofit or professional experience, preferably in a leadership or policymaking role, that indicates the ability to make a meaningful contribution to the Board’s discussion of and decision making on the array of complex issues which the Company faces and expects to face in the future; (b) the director must possess sufficient financial literacy or other professional business experience relevant to an understanding of the Company and its business that will enable such individual to provide effective oversight as a director; (c) the director must possess the ability to think and act independently, as well as the ability to work constructively in a collegial environment; (d) the director must demonstrate behavior that indicates that he or she is committed to the highest ethical standards; (e) the director must possess the ability to devote sufficient time and energy to the performance of his or her duties as a director; and (f) the director may not simultaneously serve on the board of directors or equivalent body of an organization that the Board reasonably determines (i) is a

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CORPORATE GOVERNANCE MATTERS

Name, Composition and Board Determinations	Responsibilities			Required Meeting Frequency

significant competitor or potential significant competitor of the Company or of a key vendor of the Company; or (ii) would otherwise benefit from access to the Company’s intellectual property, strategic or other confidential or proprietary information. It is also desired that individual directors possess special skills, expertise and background that would complement the attributes of the other directors and promote diversity and the collective ability of the Board to function effectively. While the Board does not have a specific diversity policy, as stated above, our Corporate Governance Guidelines provide that the Nominating Committee should seek to promote diversity on the Board and the committee considers age, gender, race, ethnicity and cultural background when considering and recommending candidates to the Board.

	▪	Corporate Governance
—

Developing and recommending to the Board a set of corporate governance guidelines and other policies and guidelines which the committee determines necessary and appropriate for adoption by the Company.

		—	Reviewing and approving any insider or related party transactions (as defined in Item 404 of Regulation S-K), in accordance with the Company’s Related Party Transaction Policy.
		—	Leading the Board in its annual review of the Board’s performance, and the performance of various Committees of the Board.
		—	Recommending to the Board the membership of each Board committee.

Communications with the Board

Stockholders and other interested parties who wish to communicate with the Board or any specific director, including any committee of the Board, or with the chair of any committee, may do so by writing to the address below to the attention of the Corporate Secretary who will then sort the correspondence to ensure receipt by the appropriate director(s).

Banc of California, Inc.

Attn: Corporate Secretary

3 MacArthur Place

Santa Ana, California 92707

Annual Proxy Statement | 2019	Page | 26

DIRECTOR COMPENSATION

Overview

The Compensation Committee is responsible for the periodic review of compensation paid to non-employee directors of the Company and the Bank and recommending changes to the Boards, when the Compensation Committee deems appropriate. As indicated below under Employee Directors, directors who are also employees of the Company and/or the Bank receive no compensation for their service as a director.

The existing elements of the Company’s director compensation program are a combination of cash and stock-based incentives to attract and retain qualified candidates to serve on the Boards of the Company or the Bank. In determining the components of non-employee director compensation, the Compensation Committee considers the significant amount of time directors expend to fulfill their duties, the skill level required of Board members and the nature of the Company’s business objectives.

Effective August 8, 2018, upon the recommendation of the Compensation Committee, the Boards made minor changes to the cash component of the director compensation program to improve the administrative processes and provide further clarity. See Director Compensation - Previous Director Compensation Program in Effect in 2018. On November 28, 2018, upon the recommendation of the Compensation Committee, the Boards approved further changes to the director compensation program, effective January 1, 2019, which are expected to result in a net reduction in compensation of approximately 15 percent per non-employee director.

The current components of our director compensation program, as well as components in effect during 2018, are summarized in the tables below. We do not provide non-equity incentive plan awards, deferred compensation or retirement plans for non-employee directors.

Current Director Compensation Program

The current compensation program for non-employee directors of the Company and the Bank is reflected in the following table:

Schedule of Current Director Fees, Effective January 1, 2019
Compensation Element	Cash (1)	Equity (2)
Annual Retainer	$75,000	$75,000
	Additional Compensation
Chair of the Board	$37,500	$37,500
Committee Chair
Audit	$8,500	$8,500
ALCO	$6,000	$6,000
Compensation and Human Capital	$6,000	$6,000
Credit	$6,000	$6,000
Enterprise Risk	$6,000	$6,000
Nominating and Corporate Governance	$6,000	$6,000
Non-Chair Committee Member
Audit	$4,250	$4,250
ALCO	$3,000	$3,000
Compensation and Human Capital	$3,000	$3,000
Credit	$3,000	$3,000
Enterprise Risk	$3,000	$3,000
Nominating and Corporate Governance	$3,000	$3,000

(1)

Cash compensation is payable in equal quarterly installments, in advance of each quarter, up to the maximum amount of the specified annual retainer; provided, however, that management is authorized to adjust the amount and timing of cash compensation payments on a case-by-case basis and in management’s sole discretion if the circumstances so warrant (for example, in the event a director’s anticipated term of service remaining is less than a quarter or to ensure each director is receives appropriate cash compensation to reflect his or her term of service). No cash retainer will be paid after any termination of service. Additionally, cash compensation is payable with respect to the entire month of service if one day is served by a director during that month, except that a director shall receive pro-rata fees during the first month of service based on the actual date he or she is first appointed or elected as a director. Lastly, if committee composition re-assignments occur after the first day of any quarter, then adjustments to cash payments as a result of committee composition reassignments will go into effect the first day of the following quarter.

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DIRECTOR COMPENSATION

(2)

Equity awards are payable in the form of restricted stock units that will fully vest on the one-year anniversary of the grant date, subject to acceleration upon a change of control, termination of service due to death or disability or other qualifying termination of service. Equity awards are granted annually, following the Company’s annual meeting of stockholders.

Previous Director Compensation Program in Effect During 2018

The compensation program for non-employee directors of the Company and the Bank in effect during 2018 is reflected in the following table:

Schedule of Director Fees in Effect During 2018
Compensation Element	Cash (1, 2)	Equity (3)
Annual Retainer	$87,500	$87,500
	Additional Compensation
Chair of the Board	$43,750	$43,750
Committee Chair
Audit	$10,000	$10,000
ALCO	$7,500	$7,500
Compensation and Human Capital	$7,500	$7,500
Credit	$7,500	$7,500
Enterprise Risk	$7,500	$7,500
Nominating and Corporate Governance	$7,500	$7,500
Non-Chair Committee Member
Audit	$5,000	$5,000
ALCO	$3,750	$3,750
Compensation and Human Capital	$3,750	$3,750
Credit	$3,750	$3,750
Enterprise Risk	$3,750	$3,750
Nominating and Corporate Governance	$3,750	$3,750

(1)

Cash compensation was payable in quarterly installments in advance of each quarter, provided that management was authorized to pay cash components in monthly installments on a case-by-case basis if the circumstances warranted (for example, in the event a director’s anticipated service was less than a quarter); provided further, that the aggregate cash payment received was up to the maximum amount of the specified annual retainer. Notwithstanding the foregoing, no cash retainer could be paid after any termination of service; provided further, that with respect to any amounts not paid as a result of a period less than 12 months having elapsed since the previous annual meeting of stockholders, any such unpaid amount would become due and payable upon the subsequent annual meeting of stockholders.

(2)

Cash compensation was paid for the entire month of service if one day was served by a director during that month with the exception of committee composition reassignments; the daily rate for service on any assigned committee(s) applied until the effective date of the change to their respective committee assignments.

(3)

Equity awards are payable in the form of restricted stock units that will fully vest on the one-year anniversary of the grant date, subject to acceleration upon a Change of Control (as defined in our 2018 Omnibus Stock Incentive Plan) or qualifying termination of service.

As mentioned above, effective August 8, 2018, the director compensation program was revised with respect to the cash component to improve administrative processes and provide greater clarity. These changes included:

—	Cash fees previously paid on a monthly basis would be paid in quarterly installments in advance of each quarter; and
—

Cash fees would be paid for the entire month of service if one day is served by a director during that month with the exception of committee reassignments or appointments in which case the daily rate for service would apply.

Annual Proxy Statement | 2019	Page | 28

DIRECTOR COMPENSATION

Employee Directors

Directors who were also employees of the Company and/or the Bank during 2018 received no compensation for their service as directors. As such, Mr. Bowers, who served as President, Chief Executive Officer and a director of both the Company and the Bank until his departure from the Company in March 2019, did not receive compensation for his Board service in 2018 or the portion of 2019 prior to his departure.

As of the date of this proxy statement, eight out of the nine directors of the Company are independent and are not employees of the Company or the Bank. The one employee, non-independent director, Mr. Wolff, was appointed to serve as the President and Chief Executive Officer of the Company and the Bank and as a director of the Company and Chair of the Bank, effective March 18, 2019. As Mr. Wolff is an employee of the Company, he does not and will not receive compensation for his Board service.

2018 Summary Table of Director Compensation

The following table provides information regarding compensation paid to the non-employee directors of the Company and the Bank during the year ended December 31, 2018. See Summary Compensation Table on page 53 of this proxy statement for information regarding compensation paid to Mr. Bowers in 2018.

As used in the table below, RSA refers to restricted stock award and RSU refers to restricted stock unit.

Name(1)	Fees Earned or Paid in Cash ($)	Stock Awards ($)(2)(3)		All Other Compensation ($)(5)	Total ($)
Benett	$103,750	$103,760		$5,747	$213,257
Curran	$98,750	$98,760		—	$197,510
Fallon-Walsh	$31,667	$71,260		—	$102,927
Hill	$95,000	$95,000		—	$190,000
Karish	$41,667	$344,401	(4)	3,354	$389,422
Lashley	$105,000	$105,000		$—	$210,000
Schnel	$102,500	$102,500		7,838	$212,838
Sznewajs	$141,875	$143,760		$6,337	$291,972
Wycoff	$99,688	$99,700		—	$199,388
(1)

The amounts reported in this table represent amounts paid to each non-employee director for their service on the Company Board, Bank Board and all applicable committee assignments for each director during the fiscal year ended December 31, 2018. For those directors who either departed from or were appointed to the Board in 2018, the amounts reported are for service during the following periods:

—	for Mr. Karish, from January 1, 2018 to May 31, 2018; and
—	for Ms. Fallon-Walsh, from September 1, 2018 to December 31, 2018.
(2)

For Mses. Fallon-Walsh and Curran, Dr. Hill and Messrs. Benett, Lashley, Schnel, Sznewajs and Wycoff, represents the grant date fair value of the stock awards issued during fiscal 2018, determined in accordance with ASC Topic 718. Awards issued during 2018 include: (a) restricted stock units granted for service on Board committees, as applicable; and (b) restricted stock units for the equity portion of the annual retainer for each non-employee director. See Note 4 below for a description of amounts reported for Mr. Karish.

The assumptions used in the fair value calculations are included in Note 16 to the notes to the consolidated financial statements contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018, filed with the SEC on March 1, 2019. The grant date fair value is calculated using the closing market price of the Company’s voting common stock on the business day preceding the grant date, which is then recognized as an expense, subject to market value changes, over the scheduled vesting period of the award.

(3)

The following table presents: (a) the aggregate number of RSUs granted to each non-employee director, other than Mr. Karish, during 2018, the grant date fair values of which are reflected in the table above; (b) the number of RSAs that were accelerated in vesting for Mr. Karish in connection with his departure from the Board on May 31, 2018; (c) the aggregate number of outstanding unvested RSAs and RSUs held by each non-employee director, other than Mr. Karish, as of December 31, 2018; and (d) the aggregate number of outstanding options (both vested and unvested) held by each non-employee director, other than Mr. Karish, at December 31, 2018. The RSUs granted to the non-employee directors during 2018 are scheduled to vest in full on May 31, 2019. Other than the awards that were accelerated for Mr. Karish, all other awards listed below generally vest in substantially equal annual installments over a period of five years beginning on the first anniversary of the grant date.

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DIRECTOR COMPENSATION

Awards Reflected in the Table Above				Aggregate Awards Outstanding as of December 31, 2018
Name	Number of Unvested RSUs	Number of Vested RSUs	Number of Vested RSAs	Aggregate Number of Unvested RSAs and RSUs Outstanding	Aggregate Number of Options Outstanding
Benett	5,188	—	—	13,108	7,452
Curran	4,938	—	—	4,938	—
Fallon-Walsh	3,563	—	—	3,563	—
Hill	4,750	—	—	4,750	—
Karish	—	12,899	4,808	—	7,452
Lashley	5,250	—	—	5,250	—
Schnel	5,125	—	—	15,657	7,452
Sznewajs	7,188	—	—	15,912	7,452
Wycoff	4,985	—	—	4,985	—
(4)

For Mr. Karish, the amount reported represents the incremental fair value of previously unvested RSAs and RSUs that were accelerated in connection with the expiration of Mr. Karish’s term as a director at the 2018 annual meeting of stockholders as a result of his decision not to stand for re-election at that meeting. In addition to the accelerated RSAs and RSUs, 4,108 unvested stock options held by Mr. Karish accelerated and became fully vested upon his departure from the Board, per the terms of the applicable stock option agreement, all of which were outstanding as of December 31, 2018. The following table sets forth each accelerated RSA and RSU and the incremental fair value of the accelerated RSAs and RSUs, calculated in accordance with ASC Topic 718, on the date of acceleration:

Name	Initial Grant Date	Unvested RSAs (#)	Unvested RSUs (#)	Incremental Fair Value on Date of Acceleration
Karish(a)	7/1/2014	2,019		$39,269.55
	7/1/2014	1,652		$32,131.40
	7/1/2015	2,400		$46,680.00
	7/1/2015	1,965		$38,219.25
	7/1/2016	4,420		$85,969.00
	7/1/2016	443		$8,616.35
	7/14/2017		4,808	$93,515.60
		12,899	4,808	$344,401

(a)	Incremental fair value of the RSAs and RSUs accelerated for Mr. Karish is based on the closing price of the Company’s voting common stock on May 31, 2018 of $19.45 per share.
(5)	Amounts reflect cash dividends paid during 2018 on unvested RSAs.

Annual Proxy Statement | 2019	Page | 30

EXECUTIVE OFFICERS

Designation of Executive Officers

The Board periodically evaluates the persons who are designated as executive officers of the Company. The Company’s executive officers include its Chief Executive Officer and Chief Financial Officer as well as other individuals whom the Board determined perform a policy-making function or are in charge of a principal business unit, division or function. These executive officers, all of whom are subject to reporting requirements under Section 16 of the Securities Exchange Act of 1934, as amended, and are listed below and are referred to herein as “executive officers.”

Jared M. Wolff, President and Chief Executive Officer

John A. Bogler Chief Financial Officer	Angelee J. Harris General Counsel
Hugh F. Boyle Chief Risk Officer	Michael A. Smith Chief Accounting Officer
Kris A. Gagnon Chief Credit Officer

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EXECUTIVE OFFICERS

Executive Officer Biographies

Jared M. Wolff	John A. Bogler
President and Chief Executive Officer Age: 50	Chief Financial Officer Age: 53
See Proposal I—Election of Directors for Mr. Wolff’s biography.

Mr. Bogler was appointed Chief Financial Officer of the Company and the Bank effective September 5, 2017, and brings nearly 30 years of experience and a deep set of experiences across accounting, finance, treasury and capital markets functions. Previously, Mr. Bogler served as the Chief Financial Officer at each of Sabal Financial Group, L.P., Sabal Capital Partners, LLC and Sabal Investment Advisors, LLC from 2014 until joining the Company and the Bank in 2017. Mr. Bogler is a founder of Sabal Capital Partners and Sabal Investment Advisors and previously served on the board of Sabal Capital Partners. His responsibilities across the Sabal companies included developing and implementing the corporate support functions, oversight of all financial functions and developing and implementing strategic initiatives for each company. From 2012 until its sale to PacWest Bancorp in 2014, Mr. Bogler served as Executive Vice President and Chief Financial Officer of CapitalSource Inc. (NYSE: CSE), the holding company for CapitalSource Bank, after having served as Executive Vice President and Chief Financial Officer of CapitalSource Bank from 2008 to 2011. Mr. Bogler holds a Bachelor’s degree in Accounting from Missouri State University. Mr. Bogler is a CPA and holds the Chartered Financial Analyst designation.

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EXECUTIVE OFFICERS

Hugh F. Boyle	Kris A. Gagnon
Chief Risk Officer Age: 59	Chief Credit Officer Age: 67

Mr. Boyle was appointed Executive Vice President and Chief Risk Officer of the Company and the Bank, effective September 30, 2013, and served as Interim Chief Executive Officer of the Company and Interim Chief Executive Officer and President of the Bank from January 23, 2017 until the appointment of a new CEO in May 2017. Prior to joining the Company, Mr. Boyle served as Chief Risk Officer for Flagstar Bank from 2012 to 2013 and as Chief Risk Officer (Caribbean Region) of Canadian Imperial Bank of Commerce from 2009 to 2012. Mr. Boyle has over 30 years of enterprise risk management and credit, capital markets, and investment banking experience, as well as deep consumer and commercial banking and residential mortgage lending experience in both domestic and international markets. Mr. Boyle’s investment banking background includes 16 years in credit risk at Goldman Sachs and Lehman Brothers where he worked closely with financial institutions globally supporting their debt and equity capital market transactions, trading, M&A and strategic and credit rating advisory work. Mr. Boyle has senior executive experience managing risk and credit at CIBC First Caribbean International Bank and Washington Mutual. Mr. Boyle holds a Master’s degree and Bachelor of Science degree from Pennsylvania State University.

Mr. Gagnon was appointed Chief Credit Officer on February 7, 2018. Mr. Gagnon has extensive banking experience including several years of commercial banking centered in key credit roles for numerous institutions, as well as extensive knowledge of the Southern California market as well as diversified business sectors and verticals. Mr. Gagnon’s expertise is centered on building and refining commercial credit policies, systems and administration. Prior to joining the Company and the Bank, Mr. Gagnon served as Chief Credit Officer at OneWest Bank/CIT Bank from 2011 to 2016 and brings considerable expertise as a top tier credit executive in commercial banking. He also held various senior leadership roles at Bank of America for 30 years, including serving as Enterprise Credit Risk Executive, Chief Risk Officer of the Global Corporate and Commercial Bank and as Chief Credit Officer for the Commercial Banking, ABL, Leasing and Global Treasury Services divisions. He holds a Bachelor’s degree from California State University—Fullerton.

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EXECUTIVE OFFICERS

Angelee J. Harris	Michael A. Smith
General Counsel Age: 49	Chief Accounting Officer Age: 52

Ms. Harris was appointed as Executive Vice President and General Counsel of the Company and the Bank effective May 15, 2018 and served as Executive Vice President and Division General Counsel for the Company since 2013. Ms. Harris is a highly credentialed corporate attorney with expertise in corporate securities, M&A and bank operations and a track record of success in managing in-house responsibilities of a publicly traded bank holding company. Ms. Harris was a partner and associate with the law firm of Manatt, Phelps & Phillips, LLP for more than 11 years where she represented public and private companies in connection with mergers and acquisitions, capital market transactions and corporate governance. Additionally, for a period of three years prior to its acquisition, Ms. Harris acted as Executive Vice President and General Counsel of the publicly traded company Placer Sierra Bancshares, the holding company of a commercial bank with more than $2 billion in assets. Ms. Harris has more than 15 years of experience as a senior counselor and business partner and is adept at providing practical legal advice and identifying potential legal risks. Ms. Harris earned her Bachelor’s degree from Brigham Young University and her Juris Doctor from the University of Utah and is licensed to practice law in both California and Utah.

Mr. Smith was appointed Chief Accounting Officer of the Company and the Bank effective September 4, 2018. He brings over 25 years of experience across accounting and related functions with respect to acquisitions, reorganizations, system integrations and public-company operations. Prior to joining the Company, Mr. Smith served as the Chief Accounting Officer for loanDepot from 2014 to 2018 and before loanDepot, he served as the Chief Accounting Officer at CapitalSource, Inc. (NASDAQ: CSE) and its subsidiary bank, CapitalSource Bank from 2008 to until the sale of CapitalSource to PacWest Bancorp in 2014. Prior to joining CapitalSource, Mr. Smith served as the Chief Accounting Officer for Fremont Investment & Loan. His responsibilities with loanDepot, CapitalSource and Fremont Investment & Loan included overseeing all accounting functions and SEC reporting.  Mr. Smith began his career in the audit practices of Deloitte & Touche LLP and Grant Thornton LLP. Mr. Smith holds a Bachelor’s degree in Accounting and a Master of Accountancy in Professional Accounting from Brigham Young University. Mr. Smith is a licensed CPA in California.

Annual Proxy Statement | 2019	Page | 34

COMPENSATION DISCUSSION AND ANALYSIS

Introduction

In this section, we describe the material components of our executive compensation program, the material compensation policy decisions made under those programs since January 1, 2018 and the measurable factors we took into consideration in making compensation decisions for our “Named Executive Officers” set forth below, whose compensation earned or paid for 2018 is set forth in a series of tables following this section.

During the past 18 months, the Company has undergone significant change with respect to its executive leadership team, including the hiring of Jared M. Wolff as our new President and Chief Executive Officer in March 2019.  In addition, during 2018, certain management changes occurred, including the February 2018 hiring of our Chief Credit Officer Kris A. Gagnon and the May 2018 promotion of Angelee J. Harris as our General Counsel, each of whom are among our 2018 Named Executive Officers.  Our 2018 Named Executive Officers also include our former President and Chief Executive Officer Douglas H. Bowers (who departed from these positions in March 2019), our Chief Financial Officer John A. Bogler, our Chief Risk Officer Hugh Boyle and our Head of Deposits and Treasury Management Rita H. Dailey.

Our Named Executive Officers for Fiscal 2018:
Douglas H. Bowers	Former President and Chief Executive Officer
John A. Bogler	Chief Financial Officer
Hugh F. Boyle	Chief Risk Officer
Rita H. Dailey (1)	Head of Deposits and Treasury Management
Kris A. Gagnon	Chief Credit Officer
Angelee J. Harris	General Counsel

(1)

Ms. Dailey has served as the Company’s Head of Deposits and Treasury Management since October 2017. Ms. Dailey was deemed to be an executive officer during a portion of 2018 but, on November 28, 2018, the Board determined that her role no longer met the definition of executive officer as of the end of 2018. See Designation of Executive Officers.

The discussion below is intended to help you understand the detailed information provided in the tables following this section and put that information into context within our overall compensation program. As used throughout this Compensation Discussion and Analysis and the tables that follow, RSA refers to restricted stock award, RSU refers to restricted stock unit and PSU refers to performance-contingent restricted stock unit or performance stock unit.

Our Vision and Strategic Priorities

Our vision is to be California’s premier relationship-oriented community bank, serving businesses, business owners and individuals within our footprint.  We have a strong foundation that supports this vision, including:

▪	a strong and powerful brand;
▪	superior markets in which we operate;
▪	a strong balance sheet;
▪	solid credit and right-sized capital metrics; and
▪	an experienced banking leadership team and strong corporate governance.

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COMPENSATION DISCUSSION AND ANALYSIS

Our executive leadership team prioritizes initiatives that are consistent with our vision.  As previously noted, we welcomed Mr. Wolff as our new President and Chief Executive Officer, and as a member of our Board of Directors in March 2019. Under Mr. Wolff’s leadership and with the support of the Board, our executive team is focused on executing the following specific priorities:

▪	right-sizing the balance sheet to eliminate assets and business lines that do not enhance the value of our franchise;
▪	focusing on relationship-oriented lines of business consistent with our community banking footprint and model; and
▪	gathering noninterest bearing deposits and low-cost deposits from businesses and principals of those businesses who value our service, execution and high-touch banking model.

Our Corporate Values and the Philosophy and Objectives of Our Compensation Program

Our vision and priorities guide our compensation programs.  Our compensation programs are designed to accomplish the following:

▪	Allow the Company to compete for, hire and retain skilled and talented executives critical to our success, with the capabilities required by the pursuit of our mission, vision, and priorities.
▪

Incent executives to strike the ideal balance between driving for optimal business performance without undue risk-taking by aligning performance with ethical standards, regulatory compliance, budgets, risk management processes and internal controls.

▪	Reward long-term growth and profitability.
▪

Encourage and reward for performance aligned with our strategic plan (pay for performance) while striving to ensure that the quality and risk performance is consistent with the risk appetite of the company.

▪

Recognize and reward the success of the management team as a whole in managing the Company, and use that overall performance as the basis for determining overall compensation, taking into consideration pertinent economic conditions, interest rate trends and the competitive market environment.

▪	Recognize and reward individual achievement and contributions consistent with our long-term objectives and core values.
▪

Align executive compensation with interests of stockholders. We seek to have the long-term performance of our stock reflected in executive compensation through our stock option, restricted stock and restricted stock unit grants and other equity incentive programs. Our approach to compensating management includes a review of all incentive programs to avoid imprudent risk-taking and to promote safety and soundness. We believe that compensation should not be based on the short-term performance of our stock, whether favorable or unfavorable, as we believe that the value of our stock will, in the long-term, reflect our operating performance, and ultimately, the management of the Company by our executives.

▪	Use performance-based compensation where appropriate to link the success of the executive with the success of the Company.

Annual Proxy Statement | 2019	Page | 36

COMPENSATION DISCUSSION AND ANALYSIS

A Fresh Perspective for California’s Bank: Focus on Refreshed Compensation Structure

During 2018, our Board continued a process that it began in 2017 to conduct a comprehensive review and assessment of our executive compensation program, which resulted in the following initiatives:

▪

Refresh our management. During 2018 our Board appointed the following new executives: Chief Credit Officer (Kris A. Gagnon); and General Counsel (Angelee J. Harris). These new executives complement the continued build out of our executive team and we believe positions us to optimize our current commercial banking business.    In addition, in early 2019, the Board recruited and appointed Mr. Wolff as the Company’s new President and Chief Executive Officer, as well as a member of the Company Board and as Chair of the Bank Board.

▪	Engage with stockholders. We conducted stockholder outreach during the first quarter of 2018 to obtain views from our stockholders about both our governance and our compensation practices.
▪

Continue to Implement Our Refreshed Compensation Structure.  During 2018, the Compensation Committee finalized a comprehensive review of our executive compensation programs that was initiated in 2017 with the assistance of compensation consultant Pearl Meyer and outside counsel Morrison & Foerster.  This process began with the goal of revisiting our overall compensation approach, given concerns expressed by institutional stockholders and their advisors. The assessment was undertaken to:

—	create a more transparent compensation program;
—	target compensation as compared to peer banks;
—	deliver more uniform incentive awards to the executive team on an annual basis;
—	better align our pay with our performance using balanced financial performance metrics to promote growth and profitability while also ensuring the safety and soundness of the Bank; and
—	adopt policies to mitigate the risk of the overall executive compensation program.

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COMPENSATION DISCUSSION AND ANALYSIS

The revised compensation program has the following features:

Compensation Structure Plan Design - Institutional Investor Priorities Achieved by Banc of California

Achieved	Institutional Investor Priorities
Current target pay at market median for CEO.
Contractual severance / change in control payouts moderate.
Recoupment policy adopted.
Stock ownership guidelines, anti-hedging, and anti-pledging policy adopted.
Annual Incentives
- Formula-based objective annual incentive plan with payout caps implemented.
- Multiple measures are utilized.
- Enhanced disclosure of plan design and achievement.
- Goals require improved performance over prior year.
Long Term Incentive:
- Annual equity awards where performance-contingent equity awards (PSUs) represent 50% of the equity pay mix.
- Three year performance periods.
- Multiple measures are utilized.
- A relative measure (relative total stockholder return) is utilized.
- Performance objective not duplicative of annual measure.
- Enhanced disclosure of plan design and achievement.

The above features, as a whole, represent the characteristics utilized by the Compensation Committee when making compensation decisions.  The Compensation Committee retains discretion with respect to any decisions and awards to deviate from any of the above elements on a case-by-case basis, based on the best interests of the Company and stockholders.

Stockholder Outreach

During the first quarter of 2018, our management team led outreach efforts to the Company’s largest stockholders to engage in a dialogue regarding a broad range of governance and compensation topics.  This outreach supplemented outreach that was undertaken during the first quarter of 2017 with our largest stockholders. Our Board values investor relationships and these engagement efforts provided us with a deeper understanding of investors’ views. The feedback received from investors in these meetings has informed the Board’s actions and policies on governance matters and policies, as well as the Board’s changes to the executive compensation program for 2017 and the continued implementation of the executive compensation program during 2018.

Annual Proxy Statement | 2019	Page | 38

COMPENSATION DISCUSSION AND ANALYSIS

Overview of Executive Compensation Program

Key elements of our current executive compensation program include the following:

Base Salary

We pay base salaries commensurate with an executive’s position and experience. Subject to the terms of any employment agreement in place, base salaries for our executive officers are generally reviewed at least annually by the Compensation Committee.

Performance-Based Annual Incentive Plan

Executive officers are given the opportunity to earn a target annual cash incentive as a percent of their salary. Since 2017, the Compensation Committee has adopted a performance-based annual incentive program, intended to provide payment for achieving key annual performance objectives that the Compensation Committee strives to set in the first quarter of each year.

Equity Performance-Based Incentive Awards

We provide performance-contingent equity as an additional incentive for executives to achieve our long-term goals. In general, 50% of the annual long-term incentive awards granted to our Named Executive Officers include a performance requirement.

The Compensation Committee also considers executive officer performance and recommends equity incentive awards for our Chief Executive Officer based on a variety of factors, in its discretion, and for our other executive officers based on recommendations from the Chief Executive Officer. The Compensation Committee’s decisions reflect the belief that equity incentives encourage executives to focus on long-term stockholder value creation and foster alignment with our stockholders.

Other Compensation	We provide 401(k) plan, and health, disability and life insurance benefits, as well as other benefits.

The foregoing elements fit into our overall compensation objectives by allocating between long-term and short-term compensation to ensure adequate base compensation to attract and retain personnel, while providing incentives with an appropriate level of risk to maximize long-term value for our Company and our stockholders. We believe our overall compensation package, including benefits and equity-related awards, is competitive within the marketplace and consistent with the philosophy and objectives of our compensation program.

Role of Peer Group for 2018 Compensation Decisions. In 2018, the Compensation Committee reviewed our peer group with assistance from Pearl Meyer and on March 8, 2018, approved a new 2018 peer group comprised of 15 companies to better align compensation peers based on an analysis of financial institutions in California and throughout the United States that were filtered with respect to various characteristics, including asset size, profitability, funding profile, credit portfolio and credit performance.  The 2017 peer group (comprised of 15 companies) is set forth below; four companies continued to be included as part of the 2018 peer group, and 10 companies were excluded from the 2018 peer group.

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COMPENSATION DISCUSSION AND ANALYSIS

Companies for 2017 Peer Group	Overall Changes as Compared to the 2018 Peer Group
Banner Corporation	Same
BofI Holding, Inc.	Excluded
Columbia Banking System, Inc.	Same
CVB Financial Corp.	Same
FCB Financial Holdings, Inc.	Excluded
Hilltop Holdings Inc.	Excluded
Home Bancshares, Inc.	Excluded
LegacyTexas Financial Group, Inc.	Excluded
Old National Bancorp	Excluded
Opus Bank	Same
Pinnacle Financial Partners, Inc.	Excluded
Simmons First National Corporation	Excluded
South State Corporation	Excluded
Sterling Bancorp	Excluded
Washington Federal, Inc.	Excluded

As of December 31, 2018, the peer group assets and other information relative to the 2018 peer group was as follows:

Companies for 2018 Peer Group	State	Total Assets ($B)	Overall Changes as Compared to the 2017 Peer Group
Banner Corporation	WA	$11.9	Same
Columbia Banking System, Inc.	WA	$13.1	Same
CVB Financial Corp.	CA	$11.5	Same
First Merchants Corporation	IN	$9.9	New
First MidWest Bancorp, Inc.	IL	$15.5	New
Independent Bank Group, Inc.	TX	$9.8	New
International Bancshares Corp.	TX	$11.9	New
NBT Bancorp Inc.	NY	$9.6	New
Opus Bank	CA	$7.2	Same
Pacific Premier Bancorp, Inc.	CA	$11.5	New
TownBank	VA	$11.2	New
Trustmark Corporation	MS	$13.3	New
United Community Banks, Inc.	GA	$12.6	New
Westamerica Bancorporation	CA	$5.6	New
Western Alliance Bancorporation	AZ	$23.1	New
Peer Average		$11.8
Peer Median		$11.5
Banc of California	CA	$10.6
Percentile Rank of Banc of California		33

Annual Proxy Statement | 2019	Page | 40

COMPENSATION DISCUSSION AND ANALYSIS

2018 Pay Decisions

Below is a summary of the basic pay actions for our Named Executive Officers for 2018. This summary is not a substitute for, and does not describe all compensation set forth in, the Summary Compensation Table below.

			Equity Incentives
Executive	Base Salary	Actual Cash Incentives	Award Type or Perf. Plan(1)	Grant Date Fair Value or Potential Target Payout(2)	Vesting Period	TOTAL
Bowers			PSU	$362,512	3 Years
Former President and Chief			PSU	$181,266	3 Year Cliff
Executive Officer	$725,000	$314,633	PSU	$181,266	3 Year Cliff	$1,764,677
Bogler			PSU	$349,125	3 Year Cliff
Chief Financial Officer			PSU	$225,019	3 Years
			PSU	$112,519	3 Year Cliff
	$475,000	$172,000	PSU	$112,519	3 Year Cliff	$1,446,182
Boyle			RSU	$5,018	5 Years
Chief Risk Officer			PSU	$200,006	3 years
			PSU	$100,013	3 Year Cliff
	$400,000	$159,000	PSU	$100,013	3 Year Cliff	$964,050
Dailey			RSU	$100,008	3 Years
Head of Deposits and			PSU	$112,519	3 Years
Treasury Management			PSU	$56,260	3 Year Cliff
	$350,000	$106,536	PSU	$56,260	3 Year Cliff	$781,583
Gagnon
Chief Credit Officer	$400,000	$155,500	RSU	$400,012	2 Years	$955,512
Harris			RSU	$70,001	3 Years
General Counsel			RSU	$10,017	5 Years
			PSU	$87,506	3 Years
			PSU	$43,753	3 Year Cliff
	$350,000	$72,000	PSU	$43,753	3 Year Cliff	$677,030
(1)

For each PSU, the annual PSU grant vesting was also subject to the satisfaction of two gating criteria as of December 31, 2018 based on non-performing assets remaining at or below a specific percentage as well as maintaining a specific Capital Ratio (Common Equity Tier 1 Capital Ratio). Subsequent to December 31, 2018, it was determined that the two gating criteria were met.

(2)	For each PSU, the grant date fair value assumes achievement of the target level of performance conditions.

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COMPENSATION DISCUSSION AND ANALYSIS

Our Compensation Program Best Practices

Due to the evolving nature of our businesses and our dynamic profile, the Compensation Committee has implemented the following compensation strategies, which the Compensation Committee considers to be key elements for a program of compensation plans as set forth in the table below:

Strong Alignment with Stockholders—What We Do and What We Don’t Do

Strong Alignment with Stockholders—What We Do

 Compensation Principles. We believe our compensation principles promote a best practice approach to compensation, by aligning the interests of our officers and our long-term strategy with the interests of stockholders and appropriately integrating risk with compensation, giving due consideration to the safety and soundness of the Bank.

Risk Events Are Considered in Pay Decisions. Our Compensation Committee conducts an annual assessment of the our executive and broad-based compensation programs to ensure prudent risk management.

 Share Ownership Guidelines. We require that our Chief Executive Officer own shares equal to at least 300 percent of his after-tax base salary and that the other Named Executive Officers own shares equal to at least 100 percent of their after-tax base salary.  Our executives are expected to achieve the minimum equity investment within two years from the date he or she first becomes subject to the guidelines.

Hedging/Pledging Policy. We have a “no-hedging” policy and a “no-pledging” policy on Company shares.
Performance-Based Awards. Our executive compensation practice focuses on performance awards that are tied to overall stockholder objectives.
Strong Alignment with Stockholders—What We Don’t Do
No Tax Gross Ups. Our employment agreements do not provide for tax gross-ups in the event of a change of control event.
No Repricing or Repurchase of Underwater Equity Awards. We do not permit the repricing or repurchase of underwater stock options or stock appreciation rights without stockholder approval.
No Multi-Year Guaranteed Bonuses.

 No “Single Trigger” Severance Payments on Change in Control in Employment Agreements. Our employment agreements do not have “single-trigger” cash severance payments resulting solely from the occurrence of a change of control.

 No “Single Trigger” Vesting of Equity Awards Granted under our 2013 and 2018 Omnibus Stock Incentive Plan. All equity awards under our 2018 Omnibus Stock Incentive Plan (the 2018 Plan) made to employees generally require “double trigger” (i.e., a termination of employment other than by the Company for cause or by the participant without good reason) before vesting can accelerate following a change in control. Other than stock appreciation rights that were last granted on September 30, 2015, the same is true with respect to equity awards under our 2013 Omnibus Stock Incentive Plan (the 2013 Plan). For performance-based awards, both the 2013 Plan and the 2018 Plan provide that, unless the performance award is replaced by a similar award, it will be deemed earned and payable in an amount equal to at least the target level of performance in the event the award vests on an accelerated basis following a change in control.

Annual Proxy Statement | 2019	Page | 42

COMPENSATION DISCUSSION AND ANALYSIS

How We Make Compensation Decisions

The Compensation Committee will consider information from a variety of sources when assessing the competitiveness of the Company’s current and future compensation levels. These sources include, but are not limited to, committee members, management, other members of our Board, publicly available compensation data regarding executive officers within the industry, the Company’s understanding of compensation arrangements at other financial institutions, feedback from key stakeholders (including common stockholders, regulators and holders of our senior notes and preferred stock), and advice from the Compensation Committee’s consultants.

Role of the Chief Executive Officer

Our Chief Executive Officer typically makes compensation recommendations to the Compensation Committee for all executive officers who report to him, who are not present during the deliberations. The Compensation Committee Chair will then make compensation recommendations with respect to the Chief Executive Officer, who will not attend that portion of the meeting. The Compensation Committee may accept or adjust such recommendations.

During 2018, our former Chief Executive Officer at that time, Mr. Bowers, made compensation recommendations to the Compensation Committee for all executive officers reporting to each him, who were not present during the deliberations. With respect to compensation of Mr. Bowers, the Compensation Committee Chair made compensation recommendations to the committee and Mr. Bowers did not attend that portion of the meeting. The Compensation Committee maintains the discretion to accept or adjust such recommendations.

Role of the Compensation Consultants

The Compensation Committee at times retains the services of independent consultants to assist the Compensation Committee with its consideration of the Company’s compensation policies, programs and practices.

In 2018, the Compensation Committee engaged Pearl Meyer, a compensation consultant that has historically provided compensation advice to the Company, to assist the Compensation Committee in 2018 with a continued review of our compensation practices. In 2019, the Compensation Committee continued its engagement of Pearl Meyer to provide advice about determination of year-end bonus amounts for Named Executive Officers and a general review and assessment of our compensation practices for 2019.

Base Salary

The base salaries of our Named Executive Officers are determined by the Compensation Committee, subject in certain cases to terms set forth in employment agreements or other arrangements, including offers of employment.  Each employment agreement was the result of negotiations between the Company and the Named Executive Officer. Of our Named Executive Officers, two are employed for a specific term pursuant to employment agreements (Messrs. Bowers and Bogler) and our Chief Risk Officer Hugh Boyle is employed as an at-will employee pursuant to a compensation arrangement that went into effect on April 1, 2018.  Subject to the terms of employment agreements or other arrangements, salaries are reviewed and adjusted at the discretion of the Compensation Committee or the Board of Directors.

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COMPENSATION DISCUSSION AND ANALYSIS

The chart below shows the annual rate of base salary for each Named Executive Officer as of December 31, 2018 as compared to the Named Executive Officer’s base salary in 2017 (if the officer was an executive officer during 2017):

	Annual Rate of Base Salary
Executive	2017	2018		% Change
Bowers	$700,000	$725,000	(1)	4%
Former President and Chief Executive Officer
Bogler	$450,000	$475,000	(2)	6%
Chief Financial Officer
Boyle	$600,000	$400,000	(3)	-33%
Chief Risk Officer
Dailey	Not Applicable	$350,000		Not Applicable
Head of Deposits and Treasury Management
Gagnon	Not Applicable	$400,000		Not Applicable
Chief Credit Officer
Harris	Not Applicable	$350,000		Not Applicable
General Counsel
(1)	Pursuant to the terms of Mr. Bowers’ employment agreement, Mr. Bowers’ salary increased to $725,000 effective May 1, 2018.
(2)	Pursuant to the terms of Mr. Bogler’s employment agreement, Mr. Bogler’s salary increased to $475,000 effective September 1, 2018.
(3)	Pursuant to the terms of Mr. Boyle’s compensation arrangement, Mr. Boyle’s salary decreased to $400,000 effective April 1, 2018 and increased to $425,000 effective April 1, 2019.

Annual Incentives

Fiscal Year 2018 Annual Incentive Plan. On March 8, 2018, our Compensation Committee approved the 2018 Annual Incentive Plan for certain of the Company’s executive officers, including each Named Executive Officer.  This program is intended to provide a target incentive to each Named Executive Officer as a percent of the officer’s salary, for achieving key annual performance objectives.  As shown below, each executive had the opportunity to earn between a threshold and maximum amount based on the degree of achievement of the performance:

	Annual Incentive Opportunity as a % of Salary				Annual Incentive Opportunity in $
Name	Threshold	Target	Maximum		Threshold	Target	Maximum
	Current Named Executive Officers
Bowers	50%	100%	150%		$362,500	$725,000	$1,087,500
Bogler	37.5%	75%	112.5%		$178,125	$356,250	$534,375
Boyle	37.5%	75%	112.5%		$150,000	$300,000	$450,000
Dailey	37.5%	75%	112.5%	*	$131,250	$262,500	$393,750
Gagnon	37.5%	75%	112.5%		$150,000	$300,000	$450,000
Harris	12.5%	25%	37.5%		$43,750	$87,500	$131,250

Annual Proxy Statement | 2019	Page | 44

COMPENSATION DISCUSSION AND ANALYSIS

The 2018 Annual Incentive Plan consisted of individual or group objectives along with the following four corporate performance criteria: (i) loan growth; (ii) core deposit growth; (iii) return on average assets, as adjusted (ROAA); and (iv) adjusted efficiency ratio, as adjusted (Adjusted Efficiency Ratio). Each executive officer’s incentive is based on a weighting of those metrics specific to their position.

2018 Annual Incentive Plan Performance Objectives	Weighting
Core Deposit Growth	Based on officer’s position
ROAA
Loan Growth
Adjusted Efficiency Ratio (%)
Individual or Group Objectives

In addition to utilizing the performance metrics, the 2018 Incentive Plan had provisions designed to mitigate risk, including two performance gate criteria consisting of non-performing assets remaining at or below a specific percentage and maintaining a specific capital ratio (Common Equity Tier 1 Capital Ratio), below which no payouts, including the amounts related to individual or group objectives could occur.  The Compensation Committee and the Board also reserved the right to apply negative discretion to any calculated payments as needed to reflect the business environment and market conditions that could affect our performance and incentive plan funding, and meet applicable legal and regulatory requirements. The awards are also subject to the Company’s recoupment policy that was enhanced in March 2017, as described under Compensation Discussion and Analysis—Recoupment Policy.

2018 Gating Criteria
Common Equity Tier 1 Capital Ratio (>8%)
Non-Performing Assets (<0.75%)

After the year ended, it was determined that the two gating criteria had been met.  Accordingly, each Named Executive Officer participating in the 2018 Annual Incentive Plan was eligible to receive an award based on achieving both corporate performance metrics as well as individual or business unit goals. Based on the position held by the Named Executive Officer, the participating executive was eligible to earn a percentage of their target incentive award based on corporate performance metrics (up to 85%) and the remaining amount earned for achieving specific individual or group objectives (up to 75%).   For example, our former Chief Executive Officer was eligible to receive 85% of his incentive award based on corporate performance metrics and the remaining 15% based on individual objectives.

Performance Objective	Threshold Performance (Payout at 50% of Target)	Target Performance	Maximum Performance (Payout at 150% of Target)	Performance Achieved
Core Deposit Growth*	17%	21%	25%	Below Threshold
Loan Growth	13%	16%	19%	Above Threshold
ROAA**	0.59%	0.65%	0.78%	Below Threshold
Adjusted Efficiency Ratio (%)**	72%	69%	66%	Above Target
Individual or Group Objectives	Subject to achieving specific Individual or group objectives			Between Target and Maximum
*

For 2018, we defined core deposits as noninterest-bearing deposits, interest-bearing demand deposits, NOW accounts, IRA accounts and money market accounts. The Compensation Committee excludes institutional banking deposits and certificate of deposits in our core deposit goal for the annual incentive plan.

**

For purposes of the 2018 Annual Incentive Plan, both ROAA and the Adjusted Efficiency Ratio reflect one-time adjustments for certain legal fees incurred by the Company in 2018 including fees related to a securities fraud litigation case, certain investigation costs as well as related indemnification obligations to directors and officers, net of any insurance recoveries.  For ROAA, these items (net of tax) were included in net income.  For the Adjusted Efficiency Ratio, these items (pre-tax) were deducted from the adjusted non-interest expense.  See Item 6, Selected Financial Data – Non-GAAP Financial Measures in our Annual Report on Form 10-K for the year ended December 31, 2018 for more details regarding the calculation of the Adjusted Efficiency Ratio.

Page | 45	Annual Proxy Statement | 2019

COMPENSATION DISCUSSION AND ANALYSIS

The cash incentive amounts, which have been awarded under the 2018 Annual Incentive Plan, are as follows, which reflect overall cash bonus amounts for 2018 averaging at 53% of the target for each Named Executive Officer:

Officer	Core Deposit Growth	Loan Growth	ROAA	Adjusted Efficiency Ratio	Individual Objectives	Total Cash Incentives Earned	Actual Bonus Paid as Percent of Target
Bowers	—	$101,137.50	—	$112,012.50	$101,483.00	$314,633	43%
Bogler	—	$49,696.88	—	$55,040.63	$67,262.50	$172,000	48%
Boyle	—	$41,850.00	—	$46,350.00	$70,800.00	$159,000	53%
Dailey	—	—	—	$67,593.75	$38,942.25	$106,536	41%
Gagnon	—	$69,750.00	—	$46,350.00	$39,400.00	$155,500	52%
Harris	—	—	—	$9,012.50	$62,987.50	$72,000	82%

Long-Term Incentives

The Compensation Committee believes that a significant portion of Named Executive Officers’ target compensation should be in the form of long-term incentives, which motivates leaders and key employees by using awards tied to the long-term performance of the Company. These awards are intended to reward performance over a multi-year period, align the interests of executives with those of stockholders, instill an ownership culture, enhance the personal stake of executive officers in the growth and success of the Company, and provide an incentive for continued service at the Company. Long-term incentive awards are currently granted under the 2018 Plan. The Company may issue long-term incentives in three ways: (i) upon hire; (ii) retention awards; and (iii) annual awards.

Fiscal Year 2018 Annual Equity Awards. In 2017, the Compensation Committee approved revisions to our philosophy regarding long-term incentive awards to include a performance requirement for 50 percent of the annual award of RSUs issued to each Named Executive Officer for the annual grant, which principles continued to guide the equity awards approved by the Compensation Committee in 2018. Of the fiscal 2018 equity awards approved and issued to the Named Executive Officers:

▪	50% consisted of performance-contingent RSUs; and
▪	the remaining 50% of each executive’s award consisted of RSUs that vest over time.

Of the performance contingent RSUs,

▪

the target vesting of one PSU award is contingent on the achievement of diluted earnings per share (EPS) growth over a three-year period beginning on January 1, 2018 and ending on December 31, 2020 (after adjusting for any share repurchases); and

▪

the target vesting of a second PSU award (equal in amount to the first PSU award) is contingent on relative total stockholder return against the established 2018 peer group, also over a three-year period beginning on January 1, 2018 and ending on December 31, 2020.

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COMPENSATION DISCUSSION AND ANALYSIS

As with the 2018 Annual Incentive Plan, both the annual RSUs and the PSUs contained two gating criteria for fiscal 2018 year performance to mitigate risk based on non-performing assets remaining at or below 0.75% as well as maintaining a specific Capital Ratio (Common Equity Tier 1 Capital Ratio) at or above 8%, both of which were met for fiscal 2018.  Some awards granted in 2018 differed from the compensation philosophy stated above.  First, per his employment agreement, Mr. Bogler also received 17,500 PSUs that include performance criteria based on EPS and relative stockholder return against an established 2017 peer group as part of his 2017 compensation.  In addition, Mr. Gagnon was hired during 2018 and received time-vested inducement awards only.  Ms. Dailey also received a time-vested inducement award due to her hiring during the 4th quarter of 2017.  Before she assumed the role of General Counsel, Ms. Harris received a retention award based on her prior position with the Company.  Lastly, Mr. Boyle and Ms. Harris received certain time-vested retention awards (260 underlying shares for Mr. Boyle and 519 underlying shares for Ms. Harris) under the Company’s previous stock employee ownership program (which was discontinued in 2018), which provided a five-year service awards to them as eligible employees.  Inducement and retention awards do not contain the performance gating criteria.

2018 Annual Equity Awards

The following are the 2018-2020 corporate target performance measures and corresponding award opportunities approved for the Company’s executive officers:

Performance Corresponding to Threshold, Target and Maximum Payouts
Performance Measure	Threshold (50% of Target Shares)	Target Shares	Maximum (150% of Target Shares)
2020 Diluted EPS	90% of Targeted Performance	Targeted Performance	110% of Targeted Performance
Relative TSR	40th Percentile	50th Percentile	75th Percentile

The Committee also maintains the ability to reduce the PSU awards below the calculated award levels. The PSUs are also subject to the Company’s recoupment policy. While both PSU awards are subject to a maximum payout level, the PSUs where payout is conditioned on our performance relative to peers are also subject to a maximum payout at target to the extent our absolute TSR for the three-year period is negative, regardless of our relative performance.

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COMPENSATION DISCUSSION AND ANALYSIS

As of December 31, 2018, none of these awards were earned as the three-year performance period was still in process (the period begins on January 1, 2018 and ends on December 31, 2020). For the awards that were granted in 2018, below is the grant date of each award and the grant date fair value assuming the most probable outcome of achieving the performance conditions, as well as the grant date fair value assuming achievement of the target and the maximum levels of performance:

2018 Performance Contingent Awards Based on Diluted EPS and Relative TSR
				Grant Date Fair Value ($)
Officer	Grant Date	Type of Award Granted	Assuming Most Probable Outcome is Achieved	Assuming Target Outcome is Achieved	Assuming Maximum Performance is Achieved
		Current Named Executive Officers
Bowers	4/2/2018	PSU - TSR	$145,012	$181,266	$271,898
	4/2/2018	PSU - EPS	—	$181,266	$271,898

Bogler	3/1/2018*	PSU- TSR	$135,100	$174,563	$261,844
		PSU- EPS	—	$174,563	$261,844
	4/2/2018	PSU - TSR	$90,015	$112,529	$168,779
	4/2/2018	PSU - EPS	—	$112,529	$168,779

Boyle	4/2/2018	PSU - TSR	$80,010	$100,013	$150,019
	4/2/2018	PSU - EPS	—	$100,013	$150,019

Dailey	4/2/2018	PSU - TSR	$45,008	$56,260	$84,399
	4/2/2018	PSU - EPS	—	$56,260	$84,399

Harris	4/2/2018	PSU - TSR	$35,002	$43,753	$65,639
	4/2/2018	PSU - EPS	—	$43,753	$65,639
*

Represents single PSU granted to Mr. Bogler on March 1, 2018, which PSU contains performance measures based on relative TSR for one half of the shares and diluted EPS for the remaining one half. As such, each performance measure is listed on a separate line in the table above, in order to show the value associated with the achievement of each respective performance measure.

As with cash incentive amounts, the PSUs granted for fiscal year 2018-2020 performance are expected to be earned at 40% of target on average for the Named Executive Officers.

New-Hire and Retention Awards. At the discretion of the Compensation Committee, the Company grants new-hire equity awards upon or after hire. During 2018, the Company granted new-hire awards of RSUs to Ms. Dailey and Mr. Gagnon, which vest over a period of two to three years. In addition, the Company granted retention awards of RSUs, which vest over a three- to five-year period, to Mr. Boyle and Ms. Harris.

New Hire and Retention Awards (Time-Vested)
Executive	Grant Date	Grant Date Fair Value of New-hire Incentives that vests over two to three years ($)	Grant Date Fair Value of Retention Incentives that Vest over three to five years ($)	Total
Current Named Executive Officers
Boyle	4/2/2018	$—	$5,018	$5,018
Dailey	1/2/2018	$100,008	—	$100,008
Gagnon	4/2/2018	$400,012	$—	$400,012
Harris	4/2/2018	—	$80,018	$80,018

Annual Proxy Statement | 2019	Page | 48

COMPENSATION DISCUSSION AND ANALYSIS

Other Incentives that Vested Based on Achievement of Performance Conditions. Other incentives for which the Compensation Committee determined performance objectives were achieved to allow vesting or grant of cash or equity during 2018 are described below:

Name	Grant Date	Shares Granted	Award Type and Vesting	Amount of shares Earned/Vested and Unvested as of December 31, 2018
Boyle	5/15/2015	80,000

Award: Option

Vesting: Substantially equal annual installments over a period of five-years beginning on April 1, 2016 and each April 1st thereafter.

Performance Goals: The target and maximum objective shall be attained if the Bank achieves a certain regulatory standing during the vesting period, with the number of shares vesting calculated based on the number of days of each vesting period that the standing is achieved.

				Earned/Vested as of April 1, 2018: 16,000 shares (maximum amount) Aggregate Shares Vested as of December 31, 2018: 48,000 Aggregate Shares Unvested as of December 31, 2018: 32,000

Compensation Committee’s Response to 2016 “Say-on-Pay” Vote

See Proposal III- Approval, on an Advisory and Non-Binding Basis, of the Compensation Paid to our Named Executive Officers for the Compensation Committee’s response to our last Say-on-Pay vote, which was presented to stockholders are our 2016 annual meeting of stockholders.

At the Annual Meeting, we are presenting stockholders with a proposal to approve, on an advisory and non-binding basis, the compensation paid to our Named Executive Officers under our refreshed executive compensation program. Since our last advisory vote in 2016, we have evaluated are continuing to evaluate our compensation programs to address stockholder feedback, to allow the Company to remain competitive in the market and to attract and retain talented management.

Stock Ownership Guidelines

In April 2013, the Board of Directors adopted stock ownership guidelines for senior officers of the Company. The guidelines require our Chief Executive Officer to own shares equal to at least three times of his or her after-tax base salary and that the other Named Executive Officers beneficially own shares equal to at least one times of his or her after-tax base salary. Compliance with the guidelines is required to be achieved within two years from the date each officer first becomes subject to the guidelines. We evaluate stock ownership of our executive officers and directors annually, on the last day of our fiscal year. As of December 31, 2018, each of our Named Executive Officers were in compliance with the Stock Ownership Guidelines, giving allowance to those officers who have been executive officers for less than two years. For stock ownership guidelines of directors, see Corporate Governance Matters—Corporate Governance Framework—Stock Ownership Guidelines.

Recoupment Policy

Under Section 304 of the Sarbanes Oxley Act of 2002, if the Company is required to restate its financial statements due to material noncompliance with any financial reporting requirements as a result of misconduct, the Chief Executive Officer and Chief Financial Officer may be required to reimburse the Company for: (i) any bonus or other incentive-based or equity-based compensation received during the 12 months following the first public issuance of the non-complying document; and (ii) any profits realized from the sale of securities of the Company during that 12-month period.

On March 29, 2017, the Compensation Committee approved an enhanced recoupment policy that provides the Board with the ability to recover or cancel cash incentive compensation and equity awards granted to officers beginning with the 2017 awards. The Board is committed to strong corporate governance and the integrity of the Company’s financial statements. Under the recoupment policy, if we are required to restate the Company’s financial statements to correct a material error, or if the Board determines that a financial, operational or other performance metric used to determine the grant, vesting,

Page | 49	Annual Proxy Statement | 2019

COMPENSATION DISCUSSION AND ANALYSIS

payment or issuance of incentive compensation was calculated incorrectly, the Board will, if it determines in its sole discretion that it is appropriate, feasible and in the best interests of the Company and its stockholders, cause the forfeiture of outstanding incentive compensation awards and require reimbursement of all or part of the incentive compensation previously granted, vested, paid or issued, in each case, in the amount by which the incentive compensation exceeded the amount that would have been granted, vested, paid or issued based on the restated financial statements or correctly calculated metric.

The policy also provides for recoupment of gain realized from the sale of shares received under an incentive compensation award to the extent the shares would have been subject to recoupment, and for recoupment or forfeiture of awards in such amount as the Board determines from any officer who engages in illegal, fraudulent, or dishonest conduct that has or could materially adversely affect us, or that contributed to the grant, vesting, payment or issuance of incentive compensation to the officer that was greater than what would have been granted, vested, paid or issued in the absence of the misconduct.

Anti-Hedging/Pledging Policy

The Company considers it inappropriate for any director or officer to enter into speculative transactions in the Company’s securities. The Company’s insider trading policy prohibits the purchase or sale of puts, calls, options, or other derivative securities based on the Company’s securities. This prohibition also includes hedging or monetization transactions, such as forward sale contracts, in which the stockholder continues to own the underlying security without all the risks or rewards of ownership. Directors, officers, and other employees also may not purchase the Company’s securities on margin, or borrow against any account in which Company securities are held. The prohibitions do not apply to a broker-assisted cashless exercise of stock options granted as part of a Company incentive plan.

Equity Grant Policy

The Board of Directors and, by delegation, the Compensation Committee administers the 2018 Plan and establishes the rules for all awards granted under the plan, including grant guidelines, vesting schedules, and other provisions. The Board of Directors or the Compensation Committee reviews these rules periodically and considers, among other things, the interests of our stockholders, market conditions, information provided by independent advisors, performance objectives, and recommendations made by the Chief Executive Officer.

The Board of Directors or the Compensation Committee reviews the awards granted for all employees. For annual awards granted in 2018, the Compensation Committee reviewed the recommendations of the then-current Chief Executive Officer for executives and other employees, modified the proposed grants in certain circumstances, and approve the awards effective as of the date of its approval.

The exercise price of each stock option granted under the 2018 Plan is equal to the closing price of the Company’s voting common stock on the business day before the grant. The exercise price of new hire awards and relocation or retention grants is determined as set forth above, except that in certain circumstances the exercise price is set on the date of hire or effective date of the underlying agreement providing for such grant rather than the date of the approval thereof.

401(k) Plan

We offer a qualified, tax exempt savings plan to our employees with a cash or deferred feature qualifying under Section 401(k) of the Internal Revenue Code (the 401(k) Plan). All employees who participate in the 401(k) Plan receive matching contributions, including the Named Executive Officers, who receive matching contributions on the same terms and using the same formulas as other participating employees. Participants are also permitted to borrow against their account balance in the 401(k) Plan.

Perquisites and Other Benefits

Our executives are entitled to few benefits that are not otherwise available to all of our employees. During 2018, the limited perquisites that we provided to our Named Executive Officers included certain life insurance benefits.

Annual Proxy Statement | 2019	Page | 50

COMPENSATION DISCUSSION AND ANALYSIS

Employment Agreements

During 2017 and continuing through 2018 and into 2019, we eliminated employment agreements with Named Executive Officers other than our Chief Executive Officer and Chief Financial Officer.  Each employment agreement was reviewed by the Compensation Committee, who determined that the compensation packages provided under these agreements was fair and reasonable on the basis of its assessment of comparable compensation opportunities available to the individuals. The specifics of these arrangements are described in detail below under Employment Agreements.

Payments Due Upon Termination or a Change in Control

Under the terms of our equity-based compensation plans and their respective employment agreements, our Chief Executive Officer and Chief Financial Officer are entitled to acceleration of vesting of equity awards and other severance benefits upon termination of their employment under specified circumstances, and certain of the other Named Executive Officers are entitled to acceleration of vesting of equity awards and other severance benefits upon termination of their employment under specified circumstances. The specific terms of these arrangements, as well as estimates of the compensation that would have been payable had they been triggered as of fiscal year-end, are described in detail below under Employment Agreements—Potential Payments upon Termination of Employment or Change in Control.

Tax Impact

Section 162(m) of the Internal Revenue Code generally limits the deductibility of compensation paid to certain executive officers in excess of $1.0 million per officer in any taxable year, including our Chief Executive Officer, Chief Financial Officer and certain former executive officers. The Tax Cuts and Jobs Act, which was signed into law on December 22, 2017, eliminated the performance-based compensation exception under Section 162(m) effective January 1, 2018, subject to a transitional rule that “grandfathers” certain awards and arrangements that were in effect on or before November 2, 2017. As a result, compensation that our Compensation Committee structured in 2017 and prior years with the intent of qualifying as performance-based compensation under Section 162(m) that is paid on or after January 1, 2018 may not be fully deductible, depending on the application of the special grandfather rules. Moreover, from and after January 1, 2018, compensation awarded in excess of $1.0 million to our Named Executive Officers, including our Chief Financial Officer, generally will not be deductible. While the Company’s ability to deduct compensation paid to our Named Executive Officers has been limited, our Compensation Committee will—consistent with its past practice—continue to retain flexibility to design compensation programs that are in the best long-term interests of the Company and our shareholders, with deductibility of compensation being one of a variety of considerations taken into account.

Page | 51	Annual Proxy Statement | 2019

REPORT OF THE COMPENSATION AND HUMAN CAPITAL COMMITTEE

The Compensation and Human Capital Committee of the Company’s Board of Directors is comprised of the undersigned directors, each of whom is independent as independence is defined for compensation committee members under the NYSE Listed Company Manual. The Compensation and Human Capital Committee’s responsibilities are defined in a written charter adopted by the Board of Directors.

The Compensation and Human Capital Committee has reviewed and discussed the above Compensation, Discussion and Analysis with management. Based on such review and discussions, the Compensation and Human Capital Committee recommended to the Company’s Board of Directors that the Compensation, Discussion and Analysis be included in this proxy statement.

Compensation and Human Capital Committee

Robert D. Sznewajs, Interim Chair

Bonnie G. Hill

B.A. Fallon-Walsh

W. Kirk Wycoff

Annual Proxy Statement | 2019	Page | 52

SUMMARY COMPENSATION TABLE

The following table sets forth information regarding the compensation paid to or earned by our 2018 Named Executive Officers during the years ended December 31, 2018, 2017 and 2016. For information regarding the employment agreements between the Company and certain of the current Named Executive Officers, as well as a description of the separation agreement we entered into with Douglas H. Bowers, our former President and Chief Executive Officer on March 4, 2019, see Employment Agreements.

As used in the tables below, RSA refers to restricted stock award, RSU refers to restricted stock unit, and PSU refers to performance stock unit.

Name and Principal Position(1)	Year	Salary	Bonus	Stock Awards(2)	Stock Option Awards	Non- Equity Incentive Plan Compensation(3)	All Other Compensation(4)	Total
Douglas H. Bowers	2018	$715,625	—	$507,524		$314,633	$7,417	$1,545,199
Former President and Chief	2017	$424,242	$500,000	$1,157,975	—	—	$154,634	$2,236,851
Executive Officer
John A. Bogler	2018	$457,292	—	$450,134	—	$172,000	$10,595	$1,090,021
Chief Financial Officer	2017	$127,841	$180,000	$358,750	—	—	$46	$666,637

Hugh F. Boyle	2018	$458,333	—	$285,034	—	$159,000	$16,573	$918,941
Chief Risk Officer	2017	$600,000	—	$469,774	—	$237,375	$32,352	$1,339,501
	2016	$599,679	—	$675,037	—	$180,000	$44,600	$1,499,316
Rita H. Dailey	2018	$322,917	—	$257,535	—	$106,536	$6,849	$693,837
Head of Deposits and
Treasury Management
Kris A. Gagnon	2018	$345,455	—	$400,012	—	$155,500	$2,286	$903,252
Chief Credit Officer

Angelee J. Harris	2018	$350,000	—	$202,526	—	$72,000	$11,373	$635,899
General Counsel

(1)

Indicates titles held by each Named Executive Officer as of April 15, 2019. As noted elsewhere in this proxy statement, Mr. Bowers departed from all positions he held with respect to the Company, the Bank, the Company Board and the Bank Board pursuant to the Separation Agreement executed by the Company and Mr. Bowers on March 4, 2019. See Employment Agreements - Separation Agreement with Mr. Bowers. With respect to Ms. Dailey, although Ms. Dailey continues to serve as the Company’s Head of Deposits and Treasury Management, the Board determined that, as of November 28, 2018, Ms. Dailey was no longer considered an “executive officer.” See Designation of Executive Officers.

No compensation information is provided for Messrs. Bowers and Bogler for fiscal 2016 or for Mr. Gagnon for fiscal 2017 or 2016 as they were not employed by the Company or the Bank during those years. No compensation information is provided for Ms. Harris for fiscal 2017 and 2016 as she was not among the Company’s named executive officers for those years. With respect to Ms. Dailey, no compensation information is provided for fiscal 2016 as Ms. Dailey was not employed by the Company during that year, or for fiscal 2017 as Ms. Dailey was not among the Company’s named executive officers for 2017.

(2)

Represents the grant date fair values of the stock awards granted in that year, calculated under ASC Topic 718. Fair values of stock awards were valued at the closing price of the Company’s voting common stock on the trading day immediately preceding the grant date of the award. For PSUs, the grant date fair value is calculated assuming achievement of the most probable outcome of the performance conditions. The amounts shown do not represent the actual value realized by each Named Executive Officer.

Page | 53	Annual Proxy Statement | 2019

SUMMARY COMPENSATION TABLE

The following table sets forth the grant date fair value for each award granted to the Named Executive Officers during the year ended December 31, 2018. For PSUs, both the grant date fair value assuming achievement of the most probable outcome of the performance conditions (which is the amount set forth in column of the Summary Compensation Table titled Stock Awards), and the grant date fair value assuming the maximum award amount is achieved are presented. See 2018 Grants of Plan Based Awards table and the Compensation Discussion and Analysis for details regarding the awards.

					Grant Date Fair Value
Name	Grant Date		Type of Award Granted (a)	Assuming Most Probable Outcome is Achieved	Assuming Maximum Value is Achieved
Bowers	4/2/2018		PSU- Gating	$362,512	$362,512
	4/2/2018		PSU- TSR	$145,012	$271,898
	4/2/2018		PSU- EPS	$—	$271,898
Bogler	3/1/2018	(b)	PSU- TSR	$135,100	$261,844
			PSU- EPS	$—	$261,844
	4/2/2018		PSU- Gating	$225,019	$225,019
	4/2/2018		PSU- TSR	$90,015	$168,779
	4/2/2018		PSU- EPS	$—	$168,779
Boyle	4/2/2018		RSU	$5,018	$5,018
	4/2/2018		PSU- Gating	$200,006	$200,006
	4/2/2018		PSU- TSR	$80,010	$150,019
	4/2/2018		PSU- EPS	$—	$150,019
Dailey	1/2/2018		RSU	$100,008	$100,008
	4/2/2018		PSU- Gating	$112,519	$112,519
	4/2/2018		PSU- TSR	$45,008	$84,399
	4/2/2018		PSU- EPS	$—	$84,399
Gagnon	4/2/2018		RSU	$400,012	$400,012
Harris	4/2/2018		RSU	$70,001	$70,001
	4/2/2018		RSU	$10,017	$10,017
	4/2/2018		PSU- Gating	$87,506	$87,506
	4/2/2018		PSU- TSR	$35,002	$65,639
	4/2/2018		PSU- EPS	$—	$65,639

(a)

For purposes of this table, PSU- Gating refers to performance contingent RSUs, PSU- TSR refers to PSUs subject to performance measures based on relative TSR, and PSU- EPS refers to PSUs subject to performance measures based on diluted EPS. See Compensation Discussion and Analysis – Long-Term Incentives – Fiscal Year 2018 Annual Equity Awards for more information regarding the performance measures associated with these awards.

(b)

Represents single PSU granted to Mr. Bogler on March 1, 2018, which PSU contains performance measures based on relative TSR for one half of the shares and diluted EPS for the remaining one half. As such, each performance measure is listed on a separate line in the table above, in order to show the value associated with the achievement of each respective performance measure.

(3)	For 2018, represents payments under the 2018 Annual Incentive Plan.
(4)	All other compensation for the year ended December 31, 2018 consisted of the items set forth in the table below:

Name	Year	401(k) Match	Dividends on Unvested RSAs	Other Fringe Benefit(a)	Total
Bowers	2018	$5,833	—	$1,584	$7,417
Bogler	2018	$10,250	—	$345	$10,595
Boyle	2018	—	$15,541	$1,032	$16,573
Dailey	2018	$6,333	—	$516	$6,849
Gagnon	2018	—	—	$2,286	$2,286
Harris	2018	$5,133	$5,955	$285	$11,373

(a)	Represents certain amounts paid by the Company for life insurance premiums.

Annual Proxy Statement | 2019	Page | 54

CHIEF EXECUTIVE OFFICER PAY RATIO

Below is (i) the 2018 total compensation of our former Chief Executive Officer, Mr. Bowers; (ii) the 2018 annual total compensation of our median employee; (iii) the ratio of the annual total compensation paid to Mr. Bowers in 2018 to that of our median employee; and (iv) the methodology we used to calculate our Chief Executive Officer pay ratio:

CEO Total Annualized Compensation (1)	$1,545,199
Median Employee Annual Total Compensation	$75,728
CEO to Median Employee Pay Ratio	20:1

(1)

Reflects all compensation paid to Mr. Bowers during the year ended December 31, 2018. As previously noted, Mr. Bowers departed from all positions held with the Company, the Company’s Board and the Bank Board pursuant to the terms of the Separation Agreement entered into by the Company and Mr. Bowers on March 4, 2019. See Employment Agreements - Separation Agreement with Mr. Bowers.

Our Chief Executive Officer pay ratio is a reasonable estimate calculated in a manner consistent with SEC rules. During the year ended December 31, 2018, we re-applied the methodology that was used to select the 2017 median employee to identify a new median employee for 2018. Our methodology and process for selecting the new median employee is explained below:

▪

Determination of Employee Population. We determined that, as of December 1, 2018, our total employee population consisted of 746 individuals, consisting of full-time, part-time, and/or temporary workers, employed by the Company and the Bank.

▪

Identification of the Median Employee. The compensation measure we used to identify the new median employee was Box 5 on Form W-2 for fiscal 2018, which identifies wages from our payroll records as reported to the Internal Revenue Service. We chose Form W-2 because our employee population consisted solely of U.S. employees, and this compensation measure applies to all U.S. employees, allowing for accessibility and broad comparability. No full-time equivalent adjustments were made for part-time employees.

▪

Calculation of Chief Executive Officer Pay Ratio. We calculated our new median employee’s annual total compensation for 2018 according to the Securities and Exchange Commission’s instructions for preparing the Summary Compensation Table. We then calculated our Chief Executive Officer’s total compensation for 2018 using the same approach to determine the pay ratio shown above.

The Securities and Exchange Commission’s rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices. As a result, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies have different employee populations and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

Page | 55	Annual Proxy Statement | 2019

2018 GRANTS OF PLAN-BASED AWARDS

The following table sets forth certain information with respect to grants of plan-based awards to the Named Executive Officers for 2018.

			Estimated Possible Payouts			Estimated Future Payouts			All Other Stock Awards: Number	Grant Date Fair Value of Stock
			Under Non-Equity Incentive			Under Equity Incentive			of Shares	and
			Plan Awards (1)			Plan Awards			of Stock	Stock
	Grant		Threshold	Target	Maximum	Threshold	Target	Maximum	or Units	Option
Name	Date		($)	($)	($)	(#)	(#)	(#)	(#)	Awards (2)
Bowers	3/8/2018		$362,500	$725,000	$1,087,500	—	—	—	—	$—
	4/2/2018	(3)	—	—	—	—	18,783	18,783	—	$362,512
	4/2/2018	(4)	—	—	—	4,696	9,392	14,088	—	$145,012
	4/2/2018	(4)	—	—	—	4,696	9,392	14,088	—	$—
Bogler	3/8/2018		$178,125	$356,250	$534,375	—	—	—	—	$—
	3/1/2018	(5)	—	—	—	4,375	8,750	13,125	—	$—
						4,375	8,750	13,125	—	$135,100
	4/2/2018	(3)	—	—	—	—	11,659	11,659	—	$225,019
	4/2/2018	(4)	—	—	—	2,915	5,830	8,745	—	$90,015
	4/2/2018	(4)	—	—	—	2,915	5,830	8,745	—	$—
Boyle	3/8/2018		$150,000	$300,000	$450,000	—	—	—	—	$—
	4/2/2018		—	—	—	—	—	—	260	$5,018
	4/2/2018	(3)	—	—	—	—	10,363	10,363	—	$200,006
	4/2/2018	(4)	—	—	—	2,591	5,182	7,773	—	$80,010
	4/2/2018	(4)	—	—	—	2,591	5,182	7,773	—	$—
Dailey	3/8/2018		$131,250	$262,500	$393,750	—	—	—	—	$—
	1/2/2018		—	—	—	—	—	—	4,843	$100,008
	4/2/2018	(3)	—	—	—	—	5,830	5,830	—	$112,519
	4/2/2018	(4)	—	—	—	1,458	2,915	4,373	—	$45,008
	4/2/2018	(4)	—	—	—	1,458	2,915	4,373	—	$—
Gagnon	3/8/2018		$150,000	$300,000	$450,000	—	—	—	—	$—
	4/2/2018		—	—	—	—	—	—	20,726	$400,012
Harris	3/8/2018		$43,750	$87,500	$131,250	—	—	—	—	$—
	4/2/2018		—	—	—	—	—	—	3,627	$70,001
	4/2/2018		—	—	—	—	—	—	519	$10,017
	4/2/2018	(3)	—	—	—	—	4,534	4,534	—	$87,506
	4/2/2018	(4)	—	—	—	1,134	2,267	3,401	—	$35,002
	4/2/2018	(4)	—	—	—	1,134	2,267	3,401	—	$—

(1)

Represents the threshold, target and maximum amounts payable pursuant to each respective Named Executive Officer’s non-equity incentive award opportunity under the Company’s 2018 Annual Incentive Plan. See the column titled Non-Equity Incentive Plan Compensation in the Summary Compensation Table for the amounts that were paid to each respective Named Executive Officer for 2018.

(2)

Represents the grant date fair values of the awards under ASC Topic 718. The assumptions used in the calculation of these amounts are included in Note 16 of the notes to the consolidated financial statements contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018 filed with the SEC on March 1, 2019.

(3)

Represents PSUs that vest in substantially equal installments over a three year period beginning on the one year anniversary of the grant date, subject to satisfaction of a performance gate criterion. On March 12, 2019, it was determined that the performance gate criterion for 2018 was met for Messrs. Bogler and Boyle and Mses. Dailey and Harris. As such, the PSUs for Messrs. Bogler and Boyle and Mses. Dailey and Harris began vesting on April 2, 2019 and will continue to vest annually over a three year period. Mr. Bowers’ PSUs were forfeited when he departed from the Company in March 2019.

(4)	Represents PSUs that will vest in full on December 31, 2020 if the performance criteria are met. With respect to Mr. Bowers, his PSUs were forfeited when he departed from the Company in March 2019.
(5)

Represents single PSU granted to Mr. Bogler on March 1, 2018, which PSU contains performance measures based on relative TSR for one half of the shares and diluted EPS for the remaining one half. As such, each performance measure is listed on a separate line in the table above, in order to show the value associated with the achievement of each respective performance measure. The PSU will vest in full on December 31, 2019 if applicable performance measures are achieved.

Annual Proxy Statement | 2019	Page | 56

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2018

The following table provides information regarding vested and unvested stock options, unvested RSAs, unvested RSUs and PSUs held by the Named Executive Officers as of December 31, 2018. For the PSUs, the number of shares reported in the table below assumes achievement of the target level performance conditions for each Named Executive Officers.

			Option Awards					Stock Awards
Name	Grant Date		Number of Securities Underlying Unexercised Stock Options Exercisable (#)	Number of Securities Underlying Unexercised Stock Options Unexercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Stock Options (#)	Stock Option Base Price (1)	Stock Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested(#) (2)	Market Value of Shares or Units of Stock that Have Not Vested($) (3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested(#) (4)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested($) (3)
Bowers	6/8/2017	(5)	—	—	—	—	—	23,334	$310,576	—	—
	6/8/2017	(6)	—	—	—	—	—	—	—	35,000	$465,850
	4/2/2018	(7)	—	—	—	—	—	—	—	18,783	$250,002
	4/2/2018	(8)	—	—	—	—	—	—	—	9,392	$125,008
	4/2/2018	(8)	—	—	—	—	—	—	—	9,392	$125,008
Bogler	10/25/2017		—	—	—	—	—	11,667	$155,288	—	—
	3/1/2018	(6)	—	—	—	—	—	—	—	17,500	$232,925
	4/2/2018	(7)	—	—	—	—	—	—	—	11,659	$155,181
	4/2/2018	(8)	—	—	—	—	—	—	—	5,830	$77,597
	4/2/2018	(8)	—	—	—	—	—	—	—	5,830	$77,597
Boyle	9/30/2013	(9)	25,000	—	—	$13.83	9/30/2023	—	—	—	—
	6/11/2014		—	—	—	—	—	5,000	$66,550	—	—
	5/15/2015	(10)	48,000	—	32,000	$13.29	5/15/2025	—	—	—	—
	4/26/2016		—	—	—	—	—	7,531	$100,238	—	—
	4/14/2017	(11)	—	—	—	—	—	—	—	$5,345	$71,142
	4/14/2017	(6)	—	—	—	—	—	—	—	$7,126	$94,847
	4/2/2018		—	—	—	—	—	260	$3,461	—	—
	4/2/2018	(7)	—	—	—	—	—	—	—	$10,363	$137,932
	4/2/2018	(8)	—	—	—	—	—	—	—	$5,182	$68,972
	4/2/2018	(8)	—	—	—	—	—	—	—	$5,182	$68,972
Dailey	1/2/2018		—	—	—	—	—	4,843	$64,460	—	—
	4/2/2018	(7)	—	—	—	—	—	—	—	5,830	$77,597
	4/2/2018	(8)	—	—	—	—	—	—	—	2,915	$38,799
	4/2/2018	(8)	—	—	—	—	—	—	—	2,915	$38,799
Gagnon	4/2/2018		—	—	—	—	—	20,726	$275,863	—	—
Harris	6/11/2014		—	—	—	—	—	2,000	$26,620	—	—
	4/1/2016		—	—	—	—	—	953	$12,684	—	—
	4/3/2017		—	—	—	—	—	2,819	$37,521	—	—
	4/2/2018		—	—	—	—	—	3,627	$48,275	—	—
	4/2/2018		—	—	—	—	—	519	$6,908	—	—
	4/2/2018	(7)	—	—	—	—	—	—	—	4,534	$60,348
	4/2/2018	(8)	—	—	—	—	—	—	—	2,267	$30,175
	4/2/2018	(8)	—	—	—	—	—	—	—	2,267	$30,175
(1)

The exercise price of each stock option is equal to either the grant day’s closing price of the voting common stock or the closing price of the voting common stock on the trading day immediately preceding the grant date.

Page | 57	Annual Proxy Statement | 2019

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2018

(2)	Information about RSAs and RSUs outstanding at December 31, 2018 is set forth in the table below:

Name	Grant Date	Shares Granted	Vesting Portion	Vesting Period	Vesting Begins/Occurs
Bowers	6/8/2017	35,000	Substantially equal installments	3 years	May 7, 2018
Bogler	10/25/2017	17,500	Substantially equal installments	3 years	September 5, 2018
Boyle	6/11/2014	25,000	Substantially equal installments	5 years	1st anniversary of the grant date
	4/26/2016	12,551	Substantially equal installments	5 years	1st anniversary of the grant date
	4/2/2018	260	Substantially equal installments	5 years	1st anniversary of the grant date
Dailey	1/2/2018	4,843	Substantially equal installments	3 years	1st anniversary of the grant date
Gagnon	4/2/2018	20,726	Substantially equal installments	2 years	1st anniversary of the grant date
Harris	6/11/2014	10,000	Substantially equal installments	5 years	1st anniversary of the grant date
	4/1/2016	2,858	Substantially equal installments	3 years	1st anniversary of the grant date
	4/3/2017	4,228	Substantially equal installments	3 years	1st anniversary of the grant date
	4/2/2018	3,627	Substantially equal installments	3 years	1st anniversary of the grant date
	4/2/2018	519	Substantially equal installments	5 years	1st anniversary of the grant date

(3)	Market value is based on the December 31, 2018 closing price of our voting common stock on the NYSE of $13.31.
(4)	Represents the number of shares issuable, assuming achievement of the target level performance conditions associated with each PSU.
(5)	As of April 15, 2019, these RSUs were no longer outstanding, as they were forfeited upon Mr. Bowers’ departure from the Company in March 2019.
(6)	Represents PSUs that will vest on December 31, 2019 if the performance criteria are met. With respect to Mr. Bowers, his PSUs were forfeited when he departed from the Company in March 2019.
(7)

Represents PSUs that were scheduled to vest in substantially equal installments on the one-year anniversary of the grant date, subject to the satisfaction of a performance gating criterion. On March 12, 2019, it was determined that the performance gate criterion for 2018 was met for Messrs. Bogler and Boyle and Mses. Dailey and Harris. As such, the PSUs for Messrs. Bogler and Boyle and Mses. Dailey and Harris began vesting on April 2, 2019 and will continue to vest annually over a three-year period. Mr. Bowers’ PSUs were forfeited when he departed from the Company in March 2019.

(8)	Represents PSUs that will vest on December 31, 2020 if the performance criteria are met. With respect to Mr. Bowers, his PSUs were forfeited when he departed from the Company in March 2019.
(9)	Represents a non-qualified stock option that vested in substantially equal annual installments over a five-year period beginning on the first anniversary of the grant date.
(10)

Represents a performance-based non-qualified stock option that vests in substantially equal annual installments over a five-year period beginning on April 1, 2016 and each April 1st thereafter, assuming achievement of the target level of the performance condition. On March 19, 2019, it was determined that the target level of performance condition was not satisfied. Accordingly, the April 1, 2019 installment of the stock option did not vest. As of April 15, 2019, 48,000 shares remain available for issuance upon exercise of the stock option, and 16,000 shares may vest on April 1, 2020 if the target level of the performance condition is achieved.

(11)

Represents PSUs that vest in substantially equal installments over a four-year period beginning on the one-year anniversary of the grant date, subject to satisfaction of a performance gate criterion. On March 8, 2018, it was determined that the performance gate criterion for 2017 was met for Mr. Boyle. As such, Mr. Boyle’s PSUs began vesting on April 14, 2018 and will continue to vest annually over a four-year period.

Annual Proxy Statement | 2019	Page | 58

STOCK OPTION EXERCISES AND STOCK VESTED

The following table provides information regarding stock options that were exercised by Named Executive Officers during the year ended December 31, 2018 and RSAs, RSUs and PSUs held by the Named Executive Officers that vested during the year ended December 31, 2018.

	Option Awards		Stock Awards
Name	Number of Shares Exercised (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#) (1)	Value Realized on Vesting ($) (2)
Bowers	—	—	11,666	$218,738
Bogler	—	—	5,833	$117,827
Boyle	—	—	42,765	$826,851
Dailey	—	—	—	—
Gagnon	—	—	—	—
Harris	—	—	9,358	$179,349

(1)	Amounts do not take into account any shares withheld by the Company to satisfy employee income taxes.
(2)	Represents the value realized upon vesting of the RSAs, RSUs and PSUs during 2018 for each Named Executive Officer, based on the market value of the shares on the vesting date.

Page | 59	Annual Proxy Statement | 2019

EMPLOYMENT AGREEMENTS

Our current practice is to only maintain employment agreements with our Chief Executive Officer and our Chief Financial Officer. Each of our other executive officers are “at will” employees, with base salary and potential annual incentive opportunities negotiated at the time of hire pursuant to offer letters or otherwise approved by the Compensation Committee or as part of our compensation policies. Currently, we only have employments agreements in effect with Messrs. Wolff and Bogler.

During 2018, we also had employment agreements with Messrs. Bowers and Boyle, in addition to Mr. Bogler. Mr. Bowers’ employment agreement stayed in effect until his departure in March 2019, at which time Mr. Bowers entered into a separation agreement with the Company. Mr. Boyle’s employment agreement expired by its terms on April 1, 2018, at which time Mr. Boyle became an “at will” employee with the components of his compensation package summarized in a document dated March 8, 2018. The material terms of each of these employment agreements and arrangements are set forth below.

Employment Agreement with Mr. Wolff. On March 4, 2019, we entered into an employment agreement with Mr. Wolff, pursuant to which Mr. Wolff serves as President and Chief Executive Officer of the Company and the Bank. The material terms of Mr. Wolff’s employment agreement are described in the table below:

Wolff Employment Agreement
Name	Annual Base Salary	Term of Agreement			Bonus	Inducement Awards
		Effective Date	End Date	Renewal Option	Annual Bonus and Initial Target
Wolff	$750,000 through February 29, 2020; After February 29, 2020, salary will be determined by the Compensation Committee of the Board.	3/18/2019	2/28/2022

Automatic renewal for one year period beginning March 1, 2022 and on each anniversary of that date, unless notice of non-renewal is provided by either party.  Agreement may not be extended beyond February 28, 2024 except by written agreement of the parties.

Eligible for annual bonus, targeted at 100% of base salary.  The actual bonus may be between 0% and 150% of target bonus, but shall not be less than $562,500 for 2019.

Notwithstanding the target bonus metrics determined by the Compensation Committee, the actual bonus will be 150% of the target bonus if the Company’s actual net income exceeds 115% of the Company’s budgeted net income and the Bank is operated in a manner consistent with its risk profile, as approved by the Board.

$2 million of RSAs that will vest ratably over a four year period beginning on the first anniversary of the effective date, subject to continued employment.

$1 million of performance-based RSUs that will vest in full on December 31, 2021 subject to achievement of the target performance achievement and continued employment.

Annual Proxy Statement | 2019	Page | 60

EMPLOYMENT AGREEMENTS

Employment Agreements in effect during the year ended December 31, 2018. During 2018, we had employment agreements in effect with three of the six 2018 Named Executive Officers – Messrs. Bowers, Bogler and Boyle. As noted above, Mr. Boyle’s employment agreement was only in effect until April 1, 2018, at which time it expired by its terms. During the term of their respective employment agreements, Messrs. Bowers, Bogler and Boyle are or were entitled to an annual base salary at the rate approved by the Compensation Committee. Further, as each executive’s annual incentive is or was based on a percentage of base salary, the respective incentive amounts will or would increase if the executive’s base salary were to increase. Actual amounts earned may be higher or lower than targeted. For information regarding potential payments to the Named Executive Officers upon termination of employment or change in control, see Employment Agreements—Potential Payments Upon Termination of Employment or Change in Control below.

Employment Agreements In Effect During the Year Ended December 31, 2018
Name	Annual Base Salary	Term of Agreement			Bonus	Inducement Award
		Start Date	End Date	Renewal Option	Annual Bonus and Initial Target
Bowers	$700,000 through April 30, 2018; $725,000 from May 1, 2018 through April 30, 2019; $750,000 from May 1, 2019 through April 30, 2020.	5/8/2017	4/30/2020

Automatic renewal for one year period beginning May 1, 2020 and on each anniversary of that date, unless notice of non-renewal is provided by either party. Agreement may not be extended beyond April 30, 2024.

Eligible for annual bonus, targeted at 100% of base salary. The actual bonus may be between 0% and 150% of target bonus, but not less than $425,000 for 2017.

35,000 RSUs that vest ratably over a three year period, subject to continued employment. An additional 35,000 performance-based RSUs that will vest in full on December 31, 2019 assuming achievement of the target performance achievement and up to an additional 35,000 RSUs if stretch goals are met.

Bogler	$450,000 through August 31, 2018; $475,000 from September 1, 2018 through August 31, 2019; $500,000 from September 1, 2019 through August 31, 2020.	9/5/2017	9/1/2020

Automatic renewal for one-year period beginning September 1, 2020 and on each anniversary of that date, unless notice of non renewal is provided by either party. Agreement may not be extended beyond September 1, 2024.

For fiscal year 2017, eligible for annual bonus, targeted at 25% of base salary but not less than $112,500, payable in cash.

For the remainder of employment period, eligible to receive an annual bonus, targeted at not less than 75% of base salary in effect when bonus terms for the year are approved, up to a maximum of 125% of base salary.

Also received $50,000 sign-on bonus.

Per the terms of Mr. Bogler’s employment agreement, Mr. Bogler received (i) 17,500 RSUs in 2017 that vest ratably over a three-year period and will vest in full in 2020, subject to continued employment; and (ii) 17,500 performance-based RSUs, which RSUs were grated to Mr. Bogler in 2018.

Boyle

$600,000 from January 1, 2018 until expiration of employment agreement on April 1, 2018.

On April 1, 2018, reduced to $400,000; on April 1, 2019 increased to $425,000 and will increase to $450,000 effective April 1, 2020.

		9/30/2013	4/1/2017	Automatic renewal for a one-year period, unless notice of non renewal is provided by the Company. Employment Agreement expired on April 1, 2018.

Eligible for annual bonus of up to 100% of base salary, with a target bonus set at 75% of base salary. Target bonus remains at 75% of base salary under new compensation arrangement that became effective April 1, 2018.

25,000 RSAs and 25,000 stock options, which vested ratably over a five-year period.

Page | 61	Annual Proxy Statement | 2019

EMPLOYMENT AGREEMENTS

Separation Agreement with Mr. Bowers. On March 4, 2019, Mr. Bowers departed from his roles as President and Chief Executive Officer of the Company and the Bank, and as a director on the Company Board and the Bank Board, effective March 18, 2019. In connection with his departure, the Company and Mr. Bowers entered into a Separation Agreement and General Release, a form of which was included as an appendix to Mr. Bowers’ employment agreement with the Company (the Bowers Separation Agreement). Per the Bowers Separation Agreement, Mr. Bowers remained employed as a non-executive employee of the Company until April 29, 2019 to assist with Mr. Wolff’s transition into the President and Chief Executive Officer role. Also per the Bowers Separation Agreement, Mr. Bowers became entitled to receive severance payments and benefits in accordance with the terms of his employment agreement, the amounts of which are set forth in the table below.

Name	Date of Agreement	Type of Payment or Benefit	Amounts
Bowers	March 4, 2019	Total Cash Payments	$1,087,500
		Post-Employment Health Care Benefits	$30,000
			$1,117,500

Annual Proxy Statement | 2019	Page | 62

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE OF CONTROL

Summary of Benefits and Payments Upon Termination of Employment or Change of Control

As discussed above, as of December 31, 2018 we had employment agreements in effect with our Chief Executive Officer as of that date, Mr. Bowers, and our Chief Financial Officer, Mr. Bogler, and we had a compensation arrangement in effect for Mr. Boyle that became effective following the expiration of his employment agreement on April 1, 2018. We do not have employment agreements in effect for our other Named Executive Officers (Mses. Dailey and Harris and Mr. Gagnon). The employment agreements for Messrs. Bowers and Bogler, and the compensation arrangement for Mr. Boyle in effect as of December 31, 2018 contain provisions for severance payments and other benefits following certain termination and/or change in control events. Payment of any such benefits is contingent upon a variety of factors, including the circumstances under which employment is terminated and approval of certain payments by the Compensation Committee.

In addition, under the terms of respective equity award agreements with each of our Named Executive Officers, the executives are entitled to acceleration of equity awards after termination of employment following a change in control, with performance-based awards (PSUs) or performance-based stock options (Performance Options) vesting pro-rata based on the greater of target performance or actual performance (if measurable).

The following chart summarizes the payments and other benefits that each of our Named Executive Officers could have received in connection with certain employment termination scenarios based on the applicable employment agreements, compensation arrangement, and/or award agreements in effect at December 31, 2018. In the discussion below, RSA refers to restricted stock award and RSU refers to restricted stock unit.

Summary of Benefits and Payments Upon Involuntary Termination of Employment without Cause or Voluntary Termination of Employment for Good Reason (1)
Acceleration of
	Severance Payments			Equity Awards
Pro-Rata
			Bonus (if	Option, RSA
	Base Salary	Bonus	not already	or			Non - Solicitation
Name and Triggering Event	Equivalent	Equivalent	paid)	RSU	PSU	Benefits	Restrictions
Bowers (2)
Termination	X 1	X 0.5	✓			12 months	24 months
Termination - Change in Control	X 2	X 2	✓	✓	✓	24 months	24 months
Bogler
Termination	X 1	X 0.5	✓				24 months
Termination - Change in Control	X 1.5	X 1.5	✓	✓	✓		24 months
Boyle (3)
Termination	X 1			✓	✓	12 months
Termination - Change in Control				✓	✓
Dailey
Termination
Termination - Change in Control				✓	✓
Gagnon
Termination
Termination - Change in Control				✓	✓
Harris
Termination
Termination - Change in Control				✓	✓
(1)	Includes normal or early retirement and voluntary or involuntary (other than for misconduct) termination, including termination following a change in control.

(2)

Represents amounts that would have been paid to Mr. Bowers pursuant to his employment agreement that was in effect at December 31, 2018. For actual amounts paid to Mr. Bowers pursuant to his Separation Agreement, see Employment Agreements – Separation Agreement with Mr. Bowers.

(2)

Per Mr. Boyle compensation arrangement, in the event his employment was terminated without cause between April 1, 2018 and April 1, 2019, the Compensation Committee could elect to accelerate any or all of Mr. Boyle’s service-based equity awards due to vest within 365 days of the termination date and any or all of Mr. Boyle’s outstanding PSUs. This acceleration provision and the severance payment provision of Mr. Boyle’s compensation arrangement expired on April 1, 2019.

Page | 63	Annual Proxy Statement | 2019

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE OF CONTROL

Potential Payments Upon Termination of Employment or Change of Control as of December 31, 2018

The following table shows the approximate value of the payments and benefits that each of our Named Executive Officer would have been entitled to receive as of December 31, 2018 had their employment been terminated or had a change in control occurred on that date. The table excludes: (i) amounts accrued through December 31, 2018 that would be paid in the normal course of continued employment, such as accrued but unpaid salary and bonus amounts; (ii) vested account balances under the Company’s 401(k) plan; and (iii) already vested equity awards. The table also excludes the effect of any cutback required under the executive’s employment agreement, if any, to avoid having any portion of the executive’s payments or benefits being non-deductible by the Company under Section 280G of the Internal Revenue Code and the imposition of an excise tax on the executive under Section 4999 of the Internal Revenue Code. In addition, the amounts in the table below assume that, for performance awards held by each Named Executive Officer: (i) PSUs vest pro-rata based on target payouts after termination of employment relating to a change in control, and (ii) PSUs vest in full based on target payouts after termination of employment due to death or disability. The amounts shown are merely estimates of the amounts that would be paid upon termination, each in accordance with the respective employment agreements or other compensation arrangements for each Named Executive Officer (or the awards that would vest based on the equity agreements). The actual amounts to be paid (or the value of the awards that will vest) can only be determined at the time of termination of employment.

Annual Proxy Statement | 2019	Page | 64

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE OF CONTROL

	Severance Payments					Acceleration of
Name / Triggering Event	Base Salary Multiple		Bonus Equivalent		Pro - Rata Bonus	RSAs and RSUs (1)	PSUs and Performance Options (2)	Health Benefits	TOTAL
Bowers
Termination for cause/voluntary termination without good reason	—		—		—	—	—	—	—
Involuntary termination without cause/voluntary termination with good reason	$725,000	(3)	$362,500	(3)	—	—	—	$7,704	$1,095,204
After change in control, involuntary termination without cause/voluntary termination with good reason	$1,450,000	(3)	$1,450,000	(3)	—	$310,576	$965,867	$15,408	$4,191,851
Change in control, but no termination of employment occurs	—		—		—	—	—	—	—
Death or Disability	—		—		—	$310,576	$965,867	—	$1,276,443
Bogler
Termination for cause/voluntary termination without good reason	—		—		—	—	—	—	—
Involuntary termination without cause/voluntary termination with good reason	$475,000	(4)	$59,375	(4)	—	—	—	—	$534,375
After change in control, involuntary termination without cause/voluntary termination with good reason	$712,500	(4)	$178,125	(4)	—	$155,288	$491,578	—	$1,537,491
Change in control, but no termination of employment occurs	—		—		—	—	—	—	—
Death or Disability	—		—		—	$155,288	$491,578	—	$646,866
Boyle
Termination for cause/voluntary termination without good reason	—		—		—	—	—	—	—
Involuntary termination without cause/voluntary termination with good reason (5)	$400,000		—		—	171,792	442,505	9,240	$1,023,537
After change in control, involuntary termination without cause/voluntary termination with good reason	—		—		—	$241,390	$371,363	—	$612,753
Change in control, but no termination of employment occurs	—		—		—	—	—	—	—
Death or Disability	—		—		—	$241,390	$371,363	—	$612,753
Dailey
Termination for cause/voluntary termination without good reason	—		—		—	—	—	—	—
Involuntary termination without cause/voluntary termination with good reason	—		—		—	—	—	—	—
After change in control, involuntary termination without cause/voluntary termination with good reason	—		—		—	$64,460	$155,195	—	$219,655
Change in control, but no termination of employment occurs	—		—		—	—	—	—	—
Death or Disability	—		—		—	$64,460	$155,195	—	$219,655
Gagnon
Termination for cause/voluntary termination without good reason	—		—		—	—	—	—	—
Involuntary termination without cause/voluntary termination with good reason	—		—		—	—	—	—	—
After change in control, involuntary termination without cause/voluntary termination with good reason	—		—		—	$275,863	—	—	$275,863
Change in control, but no termination of employment occurs	—		—		—	—	—	—	—
Death or Disability	—		—		—	$275,863	—	—	$275,863
Harris
Termination for cause/voluntary termination without good reason	—		—		—	—	—	—	—
Involuntary termination without cause/voluntary termination with good reason	—		—		—	—	—	—	—
After change in control, involuntary termination without cause/voluntary termination with good reason	—		—		—	$144,081	$120,695	—	$264,776
Change in control, but no termination of employment occurs	—		—		—	—	—	—	—
Death or Disability	—		—		—	$144,081	$120,695	—	$264,776

Page | 65	Annual Proxy Statement | 2019

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE OF CONTROL

(1)

For RSAs and RSUs, the amount shown represents the fair market value of the acceleration of vesting of the unvested awards based on the closing price per share of the Company’s voting common stock on December 31, 2018 of $13.31. For information about the unvested awards, see Outstanding Equity Awards at December 31, 2018.

(2)

For PSUs, the acceleration of unvested shares assumes: (i) PSUs vest pro-rata based on target payouts after termination of employment relating to a change in control, and (ii) PSUs vest in full based on target payouts after termination of employment due to death or disability. For Performance Options, the amount shown is the value of the acceleration of the vesting of the unvested portions of the option based on the difference between the closing price per share of the Company’s voting common stock on December 31, 2018 of $13.31 and the exercise price per share of the Performance Option. For information about the unvested awards, see Outstanding Equity Awards at December 31, 2018.

(3)

Represents the amount that would be paid to Mr. Bowers in cash pursuant to his employment agreement following the termination of his employment in a lump sum on the first payroll period after 60 calendar days have passed from the termination event.

(4)

Represents the amount that would be paid to Mr. Bogler in cash pursuant to his employment agreement following the termination of his employment in a lump sum on the first payroll period after 60 calendar days have passed from the termination event.

(5)	Assumes acceleration of all of Mr. Boyle’s outstanding service-based equity awards due to vest within 365 days of December 31, 2018 and all Mr. Boyle’s outstanding but unvested PSUs.

Annual Proxy Statement | 2019	Page | 66

REPORT OF THE AUDIT COMMITTEE

The following Report of the Audit Committee of the Board of Directors shall not be deemed to be soliciting material or to be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically incorporates this Report therein, and shall not otherwise be deemed filed under such Acts.

The Audit Committee of the Company’s Board of Directors is comprised of the undersigned directors, each of whom is independent as independence is defined for audit committee members under the NYSE Listed Company Manual. The Audit Committee’s responsibilities are defined in a written charter adopted by the Board of Directors.

Management is responsible for the Company’s internal controls, financial reporting process and compliance with applicable laws and regulations. The independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with generally accepted auditing standards and issuing a report thereon, and annually attesting to management’s assessments of the effectiveness of the Company’s internal control over financial reporting. The members of the Audit Committee are responsible for monitoring and overseeing these processes.

The Audit Committee has reviewed and discussed the Company’s audited consolidated financial statements for the year ended December 31, 2018, with management and with KPMG LLP, the Company’s independent registered public accounting firm for 2018. The Audit Committee also has discussed with KPMG LLP the matters required to be discussed by Statement of Auditing Standards No. 1301, Communications with Audit Committees, as currently in effect. Finally, the Audit Committee has received the written disclosures and the letter from KPMG LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding KPMG LLP’s communications with the Audit Committee concerning independence as currently in effect and discussed with KPMG LLP their independence. Based upon the review and discussions described in this report, the Audit Committee recommended to the Company’s Board of Directors that the Company’s audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018, for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE

Richard J. Lashley, Chair

Halle J. Benett

Robert D. Sznewajs

Page | 67	Annual Proxy Statement | 2019

PROPOSAL II

Proposal II	RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2019

The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the independent registered public accounting firm retained to audit the Company’s financial statements. In 2018, the Audit Committee conducted a comprehensive request for proposal process, which resulted in the selection of a new independent registered public accounting firm, Ernst & Young LLP, for 2019. For additional information regarding our change in independent registered public accounting firms, see Appendix A.

Process and Outcome of a Request for Proposal for Selection of an Independent Auditor

The Audit Committee conducted a competitive process beginning in 2018 to select a new independent registered public accounting firm for the Company’s fiscal year ending December 31, 2019. The Audit Committee invited several independent registered public accounting firms to participate in this process, evaluated the proposals submitted by the responding firms and considered several factors, including audit quality, potential transition risks, auditor independence and the appropriateness of fees relative to efficiency, level of service and audit quality.

The Board of Directors recommends that stockholders ratify the Audit Committee’s selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2019. Representatives of Ernst & Young LLP, as well as representatives from KPMG LLP, the Company’s prior independent registered public accounting firm, have each been invited to be present at the Annual Meeting, and it is expected that they will attend. If present, representatives from both Ernst & Young LLP and KPMG LLP will have an opportunity to make a statement if they so choose, and will be available to respond to appropriate questions from stockholders.

If the stockholders do not ratify the selection of Ernst & Young LLP as the independent registered public accounting firm for the Company for 2019, the Audit Committee will reconsider whether to engage Ernst & Young LLP, but may ultimately determine to continue the engagement of Ernst & Young LLP or engage another audit firm without resubmitting the matter to stockholders. KPMG LLP previously served as the Company’s independent registered public accounting from 2012 until the appointment of Ernst & Young LLP.

Even if the selection of Ernst & Young LLP is ratified by the stockholders at the Annual Meeting, the Audit Committee, in its discretion, may direct the selection of a different independent registered public accounting firm at any time during the year, although it has no current intention to do so.

The Board of Directors recommends that stockholders vote “FOR” Proposal II to ratify the selection of Ernst & Young LLP as the independent registered public accounting firm for the year ending December 31, 2019.

Annual Proxy Statement | 2019	Page | 68

PROPOSAL II

Fees Paid to Independent Registered Public Accounting Firm During the Years Ended December 31, 2018 and 2017

Pursuant to the terms of its charter, the Audit Committee is responsible for the appointment, compensation, retention and oversight of the work of the independent registered public accounting firm. The Audit Committee must pre-approve the engagement letters and the fees to be paid to the independent registered public accounting firm for all audit and permissible non-audit services to be provided by the independent registered public accounting firm and consider the possible effect that any non-audit services could have on the independence of the auditors. The Audit Committee may establish pre-approval policies and procedures, as permitted by applicable law and Securities and Exchange Commission regulations and consistent with its charter for the engagement of the independent registered public accounting firm to render permissible non-audit services to the Company, provided that any pre-approvals delegated to one or more members of the committee are reported to the committee at its next scheduled meeting. At this time, the Audit Committee has not adopted any pre-approval policies. During 2018 and 2017, the Audit Committee pre-approved all of the services provided by KPMG LLP. The Audit Committee considered the provisions of these services by KPMG LLP and determined that the services rendered by KPMG LLP were compatible with maintaining KPMG LLP’s independence while serving as the Company’s independent registered public accounting firm.

For the years ended December 31, 2018 and 2017, KPMG LLP provided various audit, audit-related and non-audit services to the Company, as follows:

	Year Ended December 31,
	2018	2017
Audit Fees (1)	$3,253,775	$3,791,042
Audit Related Fees (2)	$1,780	$1,780
Tax Fees (3)	$224,697	$431,599
All Other Fees	$—	$—
TOTAL	$3,480,252	$4,224,421

(1)

For the audits of the Company’s consolidated annual financial statements and internal control over financial reporting and for reviews of the Company’s consolidated interim financial statements included in its Quarterly Reports on Form 10-Q. For 2017 and 2018 also includes certain reports related to compliance audits.

(2)	For 2017 and 2018 for services relating to the Company’s tax partnership investment, accounting advisory services and for reimbursement of external legal fees incurred by KPMG LLP.
(3)	For permissible professional services related to income tax return preparation and compliance.

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OVERVIEW OF ADVISORY VOTES ON EXECUTIVE COMPENSATION (PROPOSALS III AND IV)

At the Annual Meeting, we are asking stockholders to approve, on an advisory and non-binding basis, two proposals regarding the compensation paid to our Named Executive Officers:

▪

Advisory Say-on-Pay proposal.  Our last Say-on-Pay Proposal was presented at our 2016 annual meeting of stockholders.  As described in more detail in Proposal III, in 2017 and 2018, we have made significant changes to our executive compensation program to more closely align the interests of our executive management team with our stockholders.  We are presenting stockholders with the Say-on-Pay proposal at the Annual Meeting to approve the compensation paid to our Named Executive Officers, as disclosed in this proxy statement.

▪

Advisory Say-on-Frequency Proposal.  Our last Say-on-Frequency proposal was presented at our 2013 annual meeting of stockholders and, at that time, our stockholders agreed that a Say-on-Pay vote should be presented every three years.  As described in more detail in Proposal IV, our Board recommends that our stockholders be presented with a Say-on-Pay proposal each year, rather than on a triennial basis.

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PROPOSAL III

Proposal III	Approval, ON AN ADVISORY and NON-binding BASIS, OF THE COMPENSATION PAID TO OUR NAMED EXECUTIVE OFFICERS

Pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the Dodd-Frank Act) and the SEC’s implementing rules, we are including in this proxy statement and will present at the Annual Meeting an advisory (non-binding) proposal on executive compensation, commonly known as a “Say-on-Pay” proposal. This proposal gives stockholders the opportunity to endorse or not endorse the compensation paid to our named executive officers during the year ended December 31, 2018, as disclosed in this proxy statement.

We currently hold a Say-on-Pay vote on a triennial basis, which was approved pursuant to an advisory Say-on-Frequency vote presented at our 2013 annual meeting of stockholders, where approximately 53% of the votes cast voted in favor of holding a Say-on-Pay vote on a triennial basis. As further described in Proposal IV below, we are presenting our stockholders with an updated Say-on-Frequency proposal at the Annual Meeting, wherein our Board recommends that stockholders approve, on an advisory and non-binding basis, that we hold a Say-on-Pay vote annually.

Our last Say-on-Pay vote was held at our 2016 annual meeting of stockholders, during which the stockholders were presented with an opportunity to vote on an advisory non-binding basis with respect to compensation paid to our named executive officers during the year ended December 31, 2015. Approximately 29% of the votes cast voted in favor of the 2016 Say-on-Pay proposal.

Advisory (Non-Binding) Vote to Approve Executive Compensation

For the Annual Meeting, the advisory non-binding Say-on-Pay vote will be presented as a resolution substantially the following form:

RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed in the Company’s proxy statement for the Annual Meeting pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby approved.

This vote will not be binding on our Board and may not be construed as overruling a decision by, or create or imply any additional fiduciary duty, on the Board. Nor will it affect any compensation paid or awarded to any executive. The Compensation Committee and the Board may, however, take into account the outcome of the vote when considering future executive compensation arrangements.

Response to 2016 Say on Pay Vote & Overall Compensation Refresh that Began in 2017

In response to the results of the Say-on-Pay proposal presented at our 2016 annual meeting of stockholders, in 2017 and 2018 we implemented a compensation plan design that represents a strong directional change toward the “best practice” design favored by institutional investors generally and believe we fully have addressed the principal concerns of our stockholders, as well as those issues identified by proxy advisory firms Institutional Shareholder Services (ISS) and Glass Lewis.

In 2017 and in 2018 we engaged in stockholder outreach to give our stockholders the opportunity to provide feedback that would help us revise our compensation program while maintaining a program that allows us to retain competitiveness in the market and retain and attract talented management. Additionally, our Compensation Committee retained compensation consultant Pearl Meyer in 2017 and 2018 to re-evaluate and assist with improving our executive compensation programs, with the goals of:

•	creating a more transparent compensation structure;
•	target compensation as compared to peer banks;
•	delivering more uniform incentive awards to the executive team on an annual basis;

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PROPOSAL III

•	better aligning our pay with our performance using balanced financial performance metrics to promote growth and profitability while also considering the safety and soundness of the Bank; and
•	adopting policies to mitigate the risk of the overall executive compensation program.

After making changes to our compensation program over the last two years, the current plan design has the following features:

Compensation Structure Plan Design - Institutional Investor Priorities Achieved by Banc of California

Achieved	Institutional Investor Priorities
Current target pay at market median for CEO.
Contractual severance / change in control payouts are moderate.
Recoupment policy adopted.
Stock ownership guidelines, anti-hedging, and anti-pledging policy adopted.
Annual incentives
- Formula-based objective annual incentive plan with payout caps implemented.
- Multiple measures are utilized.
- Enhanced disclosure of plan design and achievement.
- Goals require improved performance over prior year.
Long Term Incentives
- Annual equity awards where performance-contingent equity awards (PSUs) represent 50% of the equity pay mix.
- Three year performance periods.
- Multiple measures are utilized.
- A relative measure (relative total stockholder return) is utilized.
- Performance objective not duplicative of annual measure.
- Enhanced disclosure of plan design and achievement.

The above features, as a whole, represent the characteristics utilized by the Compensation Committee when making compensation decisions.  The Compensation Committee retains discretion, with respect to any decisions and awards, to deviate from any of the above elements on a case-by-case basis, based on the best interests of the Company and stockholders. See 2017 and 2018 Highlights of Executive Compensation Changes below for further details of our program enhancements.

Expected Analysis by ISS and Glass Lewis

ISS and Glass Lewis are the two main advisors to institutional shareholders who provide Say-on-Pay vote recommendations.  Both prioritize a quantitative assessment of pay relative to performance achieved against a peer group in their initial analysis, followed by a more detailed review of pay program, practices and outcomes.  For the Say-on-Pay proposal to be presented to stockholders at the Annual Meeting, the compensation paid to our Chief Executive Officer for each of the years of 2016, 2017 and 2018 will be evaluated relative to our performance, which ISS evaluates using total stockholder return (TSR) as a principal metric, and which Glass Lewis evaluates using multiple financial metrics and TSR.

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PROPOSAL III

Due to the inclusion of the compensation paid in 2016, prior to our significant changes in compensation structure in 2017, we anticipate that the initial pay for performance assessment of our executive compensation program will indicate a level of concern.

The chart below indicates the initial pay for performance assessment by ISS’ consulting unit ICS when utilizing the prior three years of compensation. We anticipate Glass Lewis’ analysis will be similar.

Had this analysis only incorporated average compensation for our Chief Executive Officer subsequent to our revisions to our compensation structure (2017 and 2018 fiscal years), we believe this pay for performance test and the comparable Glass Lewis analysis, would not indicate any pay for performance disconnect, as represented below.

For these purposes, two-year average CEO pay is $2.22 million, as summarized in the Summary Compensation Table and adjusted to annualized salary.

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PROPOSAL III

Further, we believe the new compensation plan design is working as intended, particularly with respect to our Named Executive Officers. The following tables demonstrate the target vs. realizable compensation (with the realizable compensation determined based on the Company’s performance to date) paid to our Named Executive Officers other than our Chief Executive Officer in 2017 and 2018, as well as a more detailed comparison of the target vs. realizable compensation paid to our Chief Executive Officer in 2017 and 2018:

2017 Target vs. Realizable Executive Compensation Paid to Named Executive Officers

(excluding our Chief Executive Officer)

2018 Target vs. Realizable Executive Compensation Paid to Named Executive Officers

(excluding our Chief Executive Officer)

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PROPOSAL III

Target vs. Realizable Compensation Paid to our Chief Executive Officer

For these purposes, realizable compensation consists of 2017 and 2018 base salaries, actual bonuses earned for 2017 and 2018 performance as well as potential payout values of RSUs and PSUs granted in 2017 and 2018 based on stock prices as of April 3, 2019 and our assumption of probable achievement for EPS and TSR goals.

2017 and 2018 Highlights of Executive Compensation Changes

The following are highlights of actions taken in 2017 and 2018 as we implemented our revised executive compensation program:

Our 2017 Executive Compensation Highlights

Approved an enhanced recoupment policy that enables the Board to recover or cancel cash incentive compensation and equity awards beginning with the 2017 awards.

Approved the fiscal year 2017 cash incentive plan, which provided threshold, target and maximum incentive award opportunities based on four pre-determined performance objectives, as well as individual or group performance objectives, as shown below:

2017 Annual Incentive Plan Performance Objectives
Core Deposit Growth
ROAA
Classified Assets to Total Assets (%)
Adjusted Efficiency Ratio (%)
Individual or Group Objectives

In addition, the 2017 cash incentive plan included one performance gate, below which no payout would occur, based on maintaining a specific Capital Ratio (Common Equity Tier 1 Capital Ratio).

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PROPOSAL III

Approved fiscal 2017 equity awards, with the awards being comprised of:

▪

Fifty percent of performance-contingent restricted stock units with threshold, target and maximum performance levels and vesting contingent on the achievement of the following two performance criteria:

—	diluted earnings per share (EPS) growth (adjusted for share repurchases) over a three-year period; and

—	relative total stockholder return (TSR) against the Company’s 2017 peer group, also over a three-year period.

▪	The balance of the remaining award was issued as restricted stock units which vest over time.

Like the 2017 cash incentive plan, all of these 2017 equity grants contain one gating criterion to mitigate risk based on maintaining a specific Capital Ratio (Common Equity Tier 1 Capital Ratio).

Upon the appointment of Douglas Bowers in May 2017, we were able to conform the Chief Executive Officer’s employment agreement to the revised executive compensation program.  Mr. Bowers’ 2017 target compensation (not including inducement awards) was below the median of target CEO compensation among our approved 2017 peer group at the time of his appointment.

Our 2018 Executive Compensation Highlights

Approved the fiscal year 2018 cash incentive plan, similar in plan design to the 2017 cash incentive plan, which provided threshold, target and maximum incentive award opportunities based on four pre-determined performance objectives, as well as individual or group performance objectives. In 2018, these performance objectives were:

2018 Annual Incentive Plan Performance Objectives
Core Deposit Growth
ROAA
Loan Growth
Adjusted Efficiency Ratio (%)
Individual or Group Objectives

In addition, our 2018 cash incentive plan included two performance gate criteria that had to be satisfied before payout could occur that were based on non-performing assets remaining at or below a specific percentage as well as maintaining a specific Capital Ratio level (Common Equity Tier 1 Capital Ratio).

Approved fiscal 2018 equity awards similar in plan design to the 2017 equity awards, comprised of:

▪	Fifty percent of performance-contingent restricted stock units:

—	with target vesting of one PSU award contingent on the achievement of diluted EPS growth (adjusted for share repurchases) over a three-year period; and

—	target vesting of a second PSU award (equal in amount to the first PSU award) contingent on relative TSR against the Company’s 2018 peer group, also over a three-year period.

▪	The balance of the remaining award was issued as restricted stock units that vest over time.

As with the 2018 cash incentive plan, all equity grants contain two gating criteria to mitigate risk based on non-performing assets remaining at or below a specific percentage as well as maintaining a specific Capital Ratio (Common Equity Tier 1 Capital Ratio).

We continued to evaluate base compensation for our executive officers, which resulted in changes (both increases and decreases) to base salaries, while also considering the compensation practices among peer companies.

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PROPOSAL III

As disclosed in more detail under Compensation Discussion and Analysis, our Compensation Committee has a very deliberate and thoughtful process for establishing a broad-based compensation program for our executives. Our compensation programs are guided by our vision to be California’s Bank; our mission to empower California’s diverse businesses, entrepreneurs and communities; and our core values of operational excellence, superior analytics and entrepreneurialism. Our overall goals of our compensation programs are to:

▪	Compete for, hire and retain skilled and talented executives;

▪	Strike the ideal balance between driving for optimal business performance without undue risk-taking;

▪	Reward performance aligned with our strategic plan (pay for performance);

▪	Reward the success of the management team as a whole;

▪	Reward individual achievement and contributions;

▪	Align executive compensation with interest of stockholders; and

▪	Use performance-based compensation where appropriate.

Executive compensation determinations are a complex and demanding process. Our Compensation Committee exercises great care and discipline in its analysis and decision-making and recognizes our stockholders’ interest in executive compensation practices. The Compensation Committee seeks to establish compensation levels that attract highly effective executives who work well as a team and that are aligned with our corporate values to conduct our business with character, compassion, class and competition. A primary focus of our compensation program is to compensate actual performance, using realistic incentive thresholds while not exposing the Company to imprudent levels of risk. The Board of Directors believes that our executive compensation program comports with the objectives described above.

Our Board of Directors believes that our revised executive compensation program established in 2017 and carried into 2018 not only achieved the objective of our executive compensation philosophy and programs, but also more closely aligned the interests of our stockholders with our executive officers. Our Board therefore recommends that stockholders vote FOR this proposal.

Vote Required

The affirmative vote of a majority of the votes cast on the proposal is required to approve this proposal on an advisory, non-binding basis.

The Board of Directors recommends that stockholders vote FOR Proposal III.

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PROPOSAL IV

Proposal IV	APPROVAL, ON AN ADVISORY and non-binding BASIS, OF THE FREQUENCY OF FUTURE NON-BINDING VOTES TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

In addition to providing stockholders with a non-binding advisory Say-on-Pay vote in Proposal III, we are providing stockholders with the opportunity to cast a non-binding advisory vote on how frequently we should present Say-on-Pay proposals at future annual meeting of stockholders, also known as a Say-on-Frequency vote. Under this proposal, our stockholders may cast a non-binding advisory vote on whether they would prefer to have a Say-on-Pay vote every year, every two years, or every three years.

Pursuant to the Dodd-Frank Act and the SEC’s implementing rules, we are required to present our stockholders with a Say-on-Frequency vote every six years. Our last Say-on-Frequency vote occurred in 2013, with the majority of our stockholders voting to hold an advisory Say-on-Pay vote every three years, which advisory vote was subsequently adopted by our Board. As such, we have sought an advisory Say-on-Pay vote on a triennial basis since 2013. However, given the recent changes to our executive compensation program, and our desire to more closely align compensation paid to our named executive officers with the interests of our stockholders, we believe that seeking an advisory Say-on-Pay vote every year is the best choice for the Company and our stockholders at the present time.

Advisory (Non-Binding) Vote to Approve the Frequency of Future Say-on-Pay Votes

Stockholders may cast a vote on the preferred frequency by selecting the option of every year, every two years, or every three years (or abstain) when voting.

This vote is non-binding; however, we highly value the opinions of our stockholders. Accordingly, the Board and the Compensation Committee will consider the outcome of this advisory vote in connection with holding future Say-on-Pay votes.

For the Annual Meeting, the advisory non-binding Say-on-Frequency vote will be presented as a resolution substantially the following form:

RESOLVED, that the Company’s stockholders determine, on an advisory, non-binding basis, whether the preferred frequency of an advisory vote on the executive compensation of the Company’s Named Executive Officers as set forth in the Company’s proxy statement should be every year, every two years, or every three years.

Our Board of Directors recommends that stockholders vote for a future Say-on-Pay vote frequency of EVERY YEAR, on an advisory and non-binding basis.

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TRANSACTIONS WITH RELATED PERSONS

General

The Company and the Bank may engage in transactions with the Company’s directors and executive officers, beneficial owners of more than five percent of the outstanding shares of the Company’s voting common stock and certain persons related to them. Except for loans by the Bank, which are governed by a separate policy, those transactions that constitute “related party” transactions under Item 404 of the Securities and Exchange Commission’s Regulation S-K are subject to the review, oversight and approval by a Board committee comprised solely of independent directors. In 2016 and prior years, the committee which approved such transactions was the then-acting Compensation, Nominating and Corporate Governance Committee.

In January 2017, our Board of Directors undertook certain actions to enhance corporate governance, which included a new, written Related Party Transaction Policy, which was further enhanced in February 2017 and was re-approved in March 2018. The policy restricts transactions with related parties to ensure such transactions meet more rigorous standards, and are in, or do not conflict with, the best interest of the Company or the Bank. Additionally, the Board adopted an Outside Business Activity Policy in February 2017, which was re-approved in November 2017, which tightens controls on outside business activities of officers and employees and requires non-employee directors to refrain from engaging in outside business activities that create an actual or apparent conflict of interest.

Related Party Transaction Policy
All related party transactions, as defined under the policy and other than certain pre-approved, routine transactions, must either be approved in advance or ratified by the following:
▪	the Nominating Committee; or
▪

a sub-committee of the Nominating Committee, none of the members of which have had any related party transaction (other than certain pre-approved related party transactions as defined under the policy, which include indemnification payments), during the current year or the two calendar years prior to their appointment to the sub-committee.

—

The subcommittee must approve the transaction if any members of the Nominating Committee have had any related party transactions (other than pre-approved related party transactions as defined under the policy), during the current year or either of the two preceding years.

—

The decisions of the sub-committee are subject to review and approval by the Nominating Committee, which coordinates its oversight of related party transactions with the Audit Committee through regular reports to the Audit Committee, including sessions with the Company’s independent auditors.

Related party transactions are broadly construed under the policy:
▪

to include any transaction in which a related party or a family member of a related party has a direct or indirect material interest, which is defined to include any interest having a value in excess of $100,000.

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TRANSACTIONS WITH RELATED PERSONS

Related party transactions must meet more rigorous standards:
▪	The policy provides that in reviewing related party transactions, the Nominating Committee (or sub-committee) should consider the following factors:
—

Are the terms of the related party transaction arm’s length and no more favorable to the related party or the related party’s family member than terms generally available to an unaffiliated third party?

—	What is the financial risk to the Company of the related party transaction?
—	What is the reputational risk to the Company from public disclosure of the related party transaction?
—	Would participation in the related party transaction materially impair the ability of the related party to faithfully discharge his or her duties to the Company?
—	Is the related party transaction in (or not inconsistent with) the best interests of the Company and its stockholders?
▪

The policy further provides that in reviewing proposed loans to related parties, their family members and any entity in which the related party or their family members have a material interest, the Nominating Committee (or sub-committee) should consider the following criteria:

—	Will the loan be made in the ordinary course of the Bank’s business?
—	Does the loan involve a material risk of collectability or other unfavorable features?
—	Loans to directors and certain officers must comply with Regulation O of the Board of Governors of the Federal Reserve System.
—	The loan must not violate the Sarbanes-Oxley Act of 2002 or any other applicable laws.

Outside Business Activity Policy. The Board recognizes that outside business activities may create conflicts of interest and may interfere with an individual’s responsibilities to the Company. The Outside Business Activity Policy is intended to control the participation of employees in outside activities in order to mitigate such risks. As in the past, the Company continues to encourage active participation on the part of directors, officers and employees in service clubs and organizations fostering the betterment of the community, and the active use of various social memberships in maintaining a proper image of the Company’s organization within the community. Under the policy:

▪	All officers and employees of the Company and its subsidiaries may not engage in outside business activities, as defined in the policy, without prior written permission;
▪

Directors shall refrain from engaging in outside business activities which create an actual or apparent conflict of interest between the director and the Company unless they receive a written waiver; and

▪	The policy is administered by the Nominating Committee.

Loans to Officers and Directors

The Bank has granted loans to certain executive officers and directors and their related interests. Excluding the loan amounts described in detail below, loans outstanding to executive officers and directors and their related interests amounted to $0 and $249 thousand at December 31, 2018 and 2017, respectively, all of which were performing in accordance with their respective terms as of those dates. These loans were made in the ordinary course of business and on substantially the same terms and conditions, including interest rates and collateral, as those of comparable transactions with non-insiders prevailing at the time, in accordance with the Bank’s underwriting guidelines, and do not involve more than the normal risk of collectability or present other unfavorable features. The Bank has an Employee Loan Program which is available to all employees and offers executive officers, directors and principal stockholders that meet the eligibility requirements the opportunity to participate on the same terms as employees generally, provided that any loan to an executive officer, director or principal stockholder must be approved by the Bank’s Board of Directors. The sole benefit provided under the Employee Loan Program is a reduction in loan fees.

Deposits from executive officers, directors, and their related interests amounted to $11.1 million and $2.2 million at December 31, 2018 and 2017, respectively.

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TRANSACTIONS WITH RELATED PERSONS

Other Transactions with Related Persons

The Company and the Bank have engaged in transactions described below with the Company’s directors, executive officers, and beneficial owners of more than 5 percent of the outstanding shares of the Company’s voting common stock and certain persons related to them.

Indemnification for Costs of Counsel in Connection with Special Committee Investigation, SEC Investigation and Related Matters. On November 3, 2016, in connection with an investigation by the Special Committee of the Company’s Board of Directors, the Company Board authorized and directed the Company to provide indemnification, advancement and/or reimbursement for the costs of separate independent counsel retained by any then-current officer or director, in their individual capacity, with respect to matters related to the investigation, and to advise them on their rights and obligations with respect to the investigation. At the direction of the Company Board, this indemnification, advancement and/or reimbursement is, to the extent applicable, subject to the indemnification agreement that each officer and director previously entered into with the Company, which includes an undertaking to repay any expenses advanced if it is ultimately determined that the officer or director was not entitled to indemnification under such agreements and applicable law. In addition, the Company is providing indemnification, advancement and/or reimbursement for costs related to (i) a formal order of investigation issued by the SEC on January 4, 2017 directed primarily at certain of the issues that the Special Committee reviewed and (ii) any related civil or administrative proceedings against the Company as well as officers currently or previously associated with the Company.

During the year ended December 31, 2018, indemnification costs paid by the Company included $415 thousand incurred by the Company's former General Counsel and former General Counsel Emeritus John Grosvenor; $854 thousand incurred by director Halle J. Benett; $854 thousand incurred by director Jonah F. Schnel; $854 thousand incurred by director Robert Sznewajs and $854 thousand incurred by former director Jeffrey Karish. Indemnification costs were paid on behalf of other executive officers and directors in lesser amounts for the year ended December 31, 2018.

Following satisfaction of applicable deductibles in 2017, substantially all of the indemnification costs advanced by the Company to current directors and officers in 2018 were reimbursed by insurers under the Company’s directors and officers liability insurance program.

Company’s Sale of Shares to and Purchase of Shares from SECT. As reported in a Schedule 13G filed with the SEC on February 13, 2017, Evercore Trust Company, as trustee of the Banc of California Capital and Liquidity Enhancement Employee Compensation Trust (the SECT) (which was later succeeded as trustee by Newport Trust Company, N.A.), beneficially owned 2,500,000 shares of the Company’s voting common stock as of December 31, 2016, which Evercore Trust Company stated represented more than 5 percent of the total number of shares of the Company’s voting common stock outstanding as of that date. These shares were sold by the Company to the SECT on August 3, 2016 when the Company originally established the SECT. On December 28, 2017, in order to effectuate the early termination of the SECT, the Company purchased the 2,500,000 shares of voting common stock held by the SECT, all as more fully described in Note 18 to the consolidated financial statements contained in Item 8 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2018. As reported in a Schedule 13G amendment filed with the SEC on February 2, 2018, Evercore Trust Company reported that as of December 31, 2017, it no longer beneficially owned shares of the Company’s voting common stock.

Sabal Loan. On September 5, 2017 John A. Bogler became the Chief Financial Officer of the Company and the Bank. Mr. Bogler is a founding member, and since 2015 and up until his employment with the Company, was a board member and Chief Financial Officer, of Sabal Capital Partners, LLC. Sabal Capital Partners, LLC is the sole owner of Sabal Opportunities Fund I, LLC, which in turn is the sole owner of Sabal TL1, LLC (together, Sabal). As of September 1, 2018, Mr. Bogler had completely divested his ownership in Sabal. Effective June 26, 2015, the Bank provided a $35.0 million committed revolving repurchase facility, which was increased to $40.0 million effective June 11, 2017, to Sabal TL1, LLC, with a maximum funding amount of $100.0 million in certain situations. On June 6, 2018, the revolving repurchase facility was extended for 90 days beyond its original maturity date of June 10, 2018. The repurchase facility's outstanding balance was $3.5 million before it was completely paid off in August 2018. The extension was not renewed and expired on September 10, 2018.

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TRANSACTIONS WITH RELATED PERSONS

Under the Sabal repurchase facility, commercial mortgage loans originated by Sabal were purchased from Sabal by the Bank, together with a simultaneous agreement by Sabal to repurchase the commercial mortgage loans from the Bank at a future date. The advances under the Sabal repurchase facility were secured by commercial mortgage loans that had a market value in excess of the balance of the advances under the facility. During the year ended December 31, 2018, the largest aggregate amount of principal outstanding under the Sabal repurchase facility was $32.5 million.  No principal was outstanding as of December 31, 2018.

Interest on the outstanding balance under the Sabal repurchase facility accrued at the six-month LIBOR rate plus a margin. $210.4 million in principal and $370 thousand in interest was paid by Sabal on the facility to the Bank during the year ended December 31, 2018.

PL Capital Affiliates. As reported in a Schedule 13D amendment filed with the SEC on February 10, 2017, PL Capital Advisors, LLC (PL Capital Advisors) and certain of its affiliates (collectively, the PL Capital Group) owned 3,427,219 shares of the Company’s voting common stock as of February 7, 2017, which the PL Capital Group reported represented 6.9 percent of the Company’s total shares outstanding.

Cooperation Agreement. On February 7, 2017, Richard J. Lashley, a co-founder of PL Capital Advisors, LLC, was appointed to the Boards of Directors of the Company and the Bank, which appointments became effective February 16, 2017. Mr. Lashley was appointed as a Class I director of the Company, for a term that will expire at the Company’s 2019 Annual Meeting of Stockholders. In connection with the appointment of Mr. Lashley to the Boards, on February 8, 2017, the PL Capital Group and Mr. Lashley entered into a cooperation agreement with the Company (PL Capital Cooperation Agreement), in which PL Capital Group agreed, among other matters:

▪

From February 8, 2017 until June 10, 2017 (PL Capital Restricted Period), the PL Capital Group agreed to vote all the shares of Common Stock that it beneficially owned (i) in favor of the Company’s slate of directors, (ii) against any stockholder’s nominations for directors not approved and recommended by the Company’s Board and against any proposals or resolutions to remove any director and (iii) in accordance with the recommendations by the Company’s Board on all other proposals of the Company’s Board set forth in the Company’s proxy statement.

▪

In addition, during the PL Capital Restricted Period, the PL Capital Group agreed to certain standstill provisions that restricted the PL Capital Group and its affiliates, associates and representatives, during the PL Capital Restricted Period, from, among other things, acquiring additional voting securities of the Company that would result in the PL Capital Group having ownership or voting interest in 10 percent or more of the outstanding shares of voting common stock, engaging in proxy solicitations in an election contest, subjecting any shares to any voting arrangements except as expressly provided in the PL Capital Cooperation Agreement, making or being a proponent of a stockholder proposal, seeking to call a meeting of stockholders or solicit consents from stockholders, seeking to obtain representation on the Company’s Board except as otherwise expressly provided in the PL Capital Cooperation Agreement, seeking to remove any director from the Company’s Board, seeking to amend any provision of the governing documents of the Company, or proposing or participating in certain extraordinary corporate transactions involving the Company.

▪

Pursuant to the PL Capital Cooperation Agreement, during the three months ended March 31, 2017, the Company reimbursed PL Capital Group $150 thousand for a portion of its legal fees and expenses incurred in connection with its investment in the Company.

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INFORMATION ABOUT THE 2019 ANNUAL MEETING OF STOCKHOLDERS

Notice and Access (Electronic Proxy)

Under what are commonly referred to as the “e-proxy” or “Notice and Access” rules of the Securities and Exchange Commission, companies may send stockholders a one-page notice that proxy materials are available online instead of mailing a full printed package containing a proxy card, annual report and proxy statement.

The Company is using Notice and Access for the Annual Meeting. As a result, beginning on or about April 30, 2019, the Company sent to most of its stockholders a Notice of Internet Availability of its Proxy Materials (the Notice). If you receive the Notice, you have the option of (i) accessing the proxy materials, including instructions on how to vote online, or (ii) requesting that those materials be sent to you in paper form or by e-mail. The Company may still choose to mail hard copies of proxy materials to all or some stockholders that have not elected to have the Company send hard copies to them.

Copies of Materials

SEC rules allow a single copy of the proxy materials to be delivered to multiple stockholders sharing the same address and last name, or who the Company reasonably believes are members of the same family and who consent to receive a single copy of these materials in a manner provided by these rules. This practice is referred to as “householding” and can result in significant savings of paper and mailing costs.

The Company may household its proxy card, notices (including the Notice), Annual Report and proxy statement to stockholders of record that share an address. This means that stockholders of record sharing an address may not each receive a separate copy of these materials. The Company also understands that certain brokerage firms, banks, or other similar entities holding the Company’s voting common stock for their customers may household proxy materials. Stockholders sharing an address whose shares of voting common stock are held by such an entity should contact such entity if they now receive: (a) multiple copies of the Company’s proxy materials and wish to receive only one copy of these materials per household in the future; or (b) a single copy of the Company’s proxy materials and wish to receive separate copies of these materials in the future. Additional copies of proxy materials are available upon request by contacting the Company at:

Banc of California, Inc.

c/o John A. Bogler

Chief Financial Officer and Investor Relations

3 MacArthur Place

Santa Ana, California, 92707

(855) 361-2262

IR@bancofcal.com

Who Can Vote

The record date for the Meeting is April 15, 2019 (the Record Date). Only holders of record of the Company’s voting common stock as of the close of business on that date are entitled to notice of and to vote at the Meeting. Each stockholder is entitled to one vote for each share of voting common stock held as of the record date; provided, however, that under Section F of Article 6 of the Company’s charter, no stockholder who beneficially owns more than 10 percent of the shares of voting common stock outstanding as of that date may vote shares held in excess of that amount. At the close of business on the record date, there were 50,365,106 outstanding shares of voting common stock.

Page | 83	Annual Proxy Statement | 2019

INFORMATION ABOUT THE 2019 ANNUAL MEETING OF STOCKHOLDERS

Voting Shares Held in “Street Name” by a Broker

If your shares are held in “street name” by a broker, your broker is required to vote your shares in accordance with your instructions. If you do not give instructions to your broker, your broker will nevertheless be entitled to vote your shares with respect to any “discretionary” items, but will not be permitted to vote your shares with respect to “non-discretionary” items. In the case of non-discretionary items, your shares will be treated as “broker non-votes”. Whether or not an item is discretionary is determined by the exchange rules governing your broker.

Proposal II, the ratification of the selection of Ernst & Young, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2019, is expected to be a discretionary item. The remaining proposals are expected to be non-discretionary items. See Information about the 2019 Annual Meeting of Stockholders—How Shares are Treated when no Voting Instructions are Provided.

Number of Shares Required to be Present to Hold the Meeting

A quorum must be present at the Meeting for any business to be conducted. The presence at the Meeting, in person or by proxy, of the holders of at least one-third of the shares of voting common stock outstanding on the record date will constitute a quorum. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the Meeting.

If a quorum is not present at the scheduled time of the Meeting, the chair of the Meeting or the holders of a majority of the shares of voting common stock entitled to vote who are present, in person or by proxy, may adjourn the Meeting to another date, place or time. The time and place of the adjourned Meeting will be announced at the time the adjournment is taken. An adjournment will have no effect on the business that may be conducted at the Meeting.

How to Vote Your Shares

1.	You can vote by mail. If you properly complete, sign and return the proxy card, it will be voted in accordance with your instructions.
2.

You can vote by telephone. If you are a registered stockholder, that is, if your shares are held in your own name, you can vote by telephone by following the instructions included on the proxy card. If you vote by telephone, you do not have to mail in your proxy card. If your shares are held through a bank, broker or other nominee, check your proxy card to see if you can vote by telephone.

3.

You can vote via the internet. If you are a registered stockholder, you can vote via the internet by following the instructions included on the proxy card. If your shares are held through a bank, broker or other nominee, check your proxy card to see if you can also vote via the internet.

4.

You can vote in person at the Meeting. If you plan to attend the Annual Meeting and wish to vote in person, we will give you a ballot at the Meeting. Note, however, that if your shares are held in the name of your broker, bank or other nominee, you will need to obtain a legal proxy from the holder of your shares indicating that you were the beneficial owner of those shares on April 15, 2019, the record date for voting at the Meeting, and that you are authorized to vote such shares. You are encouraged to vote by proxy prior to the Meeting even if you plan to attend the Meeting in person.

Revoking Your Proxy

If you are a registered stockholder, you can revoke your proxy and change your vote at any time before the polls close at the Annual Meeting by:

▪	submitting another proxy with a later date;
▪	giving written notice of the revocation of your proxy to the Company’s Corporate Secretary prior to the Meeting; or
▪	voting in person at the Meeting. Your proxy will not be automatically revoked by your mere attendance at the Meeting; you must actually vote at the Meeting to revoke a prior proxy.

Annual Proxy Statement | 2019	Page | 84

INFORMATION ABOUT THE 2019 ANNUAL MEETING OF STOCKHOLDERS

If you hold your shares through a bank, broker or other nominee, you will need to follow the instructions of your bank, broker or other nominee in order to change your vote.

Board of Directors Voting Recommendations

The voting recommendations from the Board of Directors are as follows:

No.	Proposal	Board Vote Recommendation:

I.	Election of the six Class I director nominees named in this proxy statement, each for a term of one year, which term will expire at the Company’s 2020 annual meeting of stockholders.	FOR each director nominee

II.	Ratification of the selection of Ernst & Young, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2019.	FOR

III.	Approval, on an advisory and non-binding basis, of the compensation paid to our named executive officers as disclosed in this proxy statement (Say-on-Pay).	FOR

IV.	Approval, on an advisory and non-binding basis, of the frequency of future Say-on-Pay votes (Say-on-Frequency).	EVERY YEAR

How Shares are Treated when no Voting Instructions are Provided

Registered Stockholders. If you are a registered stockholder and you submit a proxy but do not indicate any voting instructions, your shares will be voted according to the Board of Directors’ recommendations as reflected in the chart above under Information About the 2019 Annual Meeting of Stockholders—Board of Directors Voting Recommendations.

Holders of Shares in “Street” Name. If you hold your shares in “street” name through a broker and do not provide your broker with voting instructions, it is expected that your broker will be able to vote your shares on Proposal II, the ratification of the appointment of the independent registered public accounting firm, but will be unable to vote your shares on any of the other proposals. See Information about the 2019 Annual Meeting of Stockholders—Voting Shares Held in “Street Name” by a Broker.

Other Matters to be Presented

The Board of Directors knows of no other business that will be presented at the Meeting. If any other matter properly comes before the stockholders for a vote at the Meeting, the Board of Directors, as holder of your proxy, will vote your shares in accordance with its best judgment.

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INFORMATION ABOUT THE 2019 ANNUAL MEETING OF STOCKHOLDERS

Vote Required for Each Proposal and Treatment and Effect of Abstentions and Broker Votes

The vote required for each proposal and the treatment and effect of abstentions and broker non-votes with respect to each of the other proposals is as follows:

No.	Proposal	Vote Required	Abstentions	Broker non-votes
I.	Election of the six Class I director nominees named in this proxy statement, each for a term of one year, which term will expire at the Company’s 2020 annual meeting of stockholders.	For each director, the number of votes cast for the director’s election must exceed the number of votes withheld or cast against the director’s election.	For Proposals I and II, do abstentions count as votes cast? No.	For Proposals I and II, do broker non-votes count as votes cast? No.

II.	Ratification of the selection of Ernst and Young, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2019.	Affirmative vote of a majority of the votes cast.	What is the effect? An abstention will have no effect on a director’s election and no effect on Proposal II.	What is the effect? A broker non-vote will have no effect on a director’s election and no effect on Proposal II.

III.	Approve, on an advisory and non-binding basis, the compensation of our named executive officers as disclosed in this proxy statement (Say-on-Pay).	Affirmative vote of a majority of the votes cast.	For Proposals III and IV, do abstentions count as votes cast? No.	For Proposals III and IV, do broker non-votes count as votes cast? No.

IV.	Approve, on an advisory and non-binding basis, the frequency of future Say-on-Pay votes (Say-on-Frequency).	The option that receives the most votes at the Annual Meeting will be option deemed to be approved by the Company’s stockholders.	What is the effect? An abstention will have no effect on Proposal III or Proposal IV.	What is the effect? A broker non-vote will have no effect on Proposal III or Proposal IV.

If you abstain from any proposal, your shares will still be included for purposes of determining whether a quorum is present. Shares treated as broker non-votes on one or more items also will be included for purposes of calculating the presence of a quorum.

Actions Required if any Director Nominee Does not Receive Required Majority Vote

If a nominee for director who is an incumbent director (which includes each nominee named in this proxy statement) is not elected by a majority of the votes cast at the Meeting, then the Company’s bylaws provide that the following sequence of events shall occur:

▪	the director shall promptly tender his resignation to the Board of Directors;
▪	the Nominating Committee shall make a recommendation to the Board of Directors as to whether to accept or reject the tendered resignation, or whether other action should be taken; and
▪

the Board of Directors shall act on the tendered resignation, taking into account the Nominating Committee’s recommendation, and publicly disclose (by a press release, a filing with the SEC or other broadly disseminated means of communication) its decision regarding the tendered resignation within 90 days from the date of the certification of the election results.

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INFORMATION ABOUT THE 2019 ANNUAL MEETING OF STOCKHOLDERS

The Nominating Committee, in making its recommendation, and the Board of Directors, in making its decision, may each consider any factors or other information that it considers appropriate and relevant. The director who tenders his or her resignation may not participate in the recommendation of the Nominating Committee or the decision of the Board of Directors with respect to his or her resignation.

If an incumbent director’s resignation is not accepted by the Board of Directors and/or the director is re-appointed by the Board, the director will continue to serve until his or her successor is duly elected or his or her earlier resignation or removal. If a director’s resignation is accepted by the Board of Directors, or if a nominee for director is not elected and the nominee is not an incumbent director, then the Board of Directors, in its sole discretion, may fill any resulting vacancy or eliminate the vacancy by reducing the size of the Board.

Inspector of Election

The Board of Directors has appointed Computershare to act as Inspector of Election at the Annual Meeting to tabulate the votes cast.

Proxy Solicitation Costs

We will pay the costs of soliciting proxies, and we will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Company’s voting common stock. In addition, our directors, officers or employees may solicit proxies for us in person or by telephone, facsimile, internet or other electronic means for which they will not receive any compensation other than their regular compensation as directors, officers and employees.

Attending the Meeting

Only stockholders and their spouses are entitled to attend the Annual Meeting, and each stockholder and his or her spouse must present a valid, government-issued form of identification in order to be admitted to the Annual Meeting. Each stockholder also must provide proof of ownership of shares of the Company’s voting common stock as of the Record Date. If you are a registered stockholder, proof of ownership will be established by our verification of your name against our list of registered stockholders as of the Record Date. If you hold your shares through a bank, broker or other nominee, any one of the following will suffice as proof of ownership:

▪	Account Statement. Account statement showing share ownership as of the record date.
▪	Notice of Internet Availability of Proxy Materials. The notice of internet availability of proxy materials that you received in the mail containing a valid control number.
▪	E-mail with Voting Instructions. A copy of an e-mail that you received with instructions containing a link to the website where the Company’s proxy materials are available and a valid control number.
▪

Legal Proxy. A valid legal proxy containing a valid control number or a letter from a registered stockholder naming you as proxy. The Inspector of Election for the Annual Meeting will have final authority to determine the validity of any proxy.

▪	Letter from Intermediary. A letter from the bank, broker or other nominee through which you hold your shares confirming your ownership as of the Record Date.

The Company may, in its sole discretion, permit other individuals to attend the Annual Meeting.

Director Nominees Unable to Stand for Election

If a director nominee is unable to stand for election, the Board of Directors may either reduce the number of directors to be elected or select a substitute director nominee. If a substitute director nominee is selected, the Board of Directors, as holder of your proxy, will vote your shares for the substitute director nominee unless you have withheld authority to vote for the director nominee replaced.

Page | 87	Annual Proxy Statement | 2019

ADDITIONAL INFORMATION

Other Matters

The Board of Directors knows of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Meeting, the Board of Directors, as holder of your proxy, will vote your shares in accordance with its best judgment.

Stockholder Proposals for the Annual Meeting of Stockholders to be Held in 2020

If you intend to present a stockholder proposal at next year’s annual meeting of stockholders, your proposal must be received by the Company at its executive offices, located at 3 MacArthur Place, Santa Ana, California 92707, no later than December 31, 2019 to be eligible for inclusion in the Company’s proxy statement and form of proxy for that Meeting, provided that if the date for next year’s annual meeting is changed by more than 30 days from the date of the Annual Meeting, then such proposal must be received by the Company at its executive offices at a reasonable time before the Company begins to print and send its proxy materials for next year’s annual meeting. Your proposal will be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended, and the Company’s charter and bylaws and Maryland law.

The Company’s bylaws contain additional notification requirements for stockholder proposals, regardless of whether they are submitted for inclusion in the Company’s proxy materials. For a stockholder proposal to be considered for presentation at next year’s annual meeting, written notice of the proposal containing the information set forth in Section 1.09 of the Company’s bylaws must be received by the Company no later than March 15, 2020 and no earlier than February 14, 2020. If, however, the date of the next annual meeting of stockholders is before May 14, 2020 or after August 12, 2020, notice of the stockholder proposal must be delivered no earlier than the 120th day prior to the date of the next annual meeting of stockholders and not later than the close of business on the later of the 90th day prior to the day of the meeting or the 10th day following the day on which notice of the date of the meeting is mailed or public announcement of the date of the meeting is first made.

Annual Proxy Statement | 2019	Page | 88

APPENDICES

Appendix A	ADDITIONAL INFORMATION REGARDING CHANGE OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS

As reported in the Company’s Current Report on Form 8-K filed on March 7, 2019, on March 1, 2019, the Audit Committee concluded a competitive review process of independent registered public accounting firms, and, as a result of this process and following careful deliberation, the Audit Committee approved the dismissal of KPMG LLP (KPMG) as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2019 and made the decision to engage Ernst & Young LLP (Ernst & Young) as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2019. Thereafter, KPMG continued to perform the Company’s compliance audit conducted in accordance with the U.S. Department of Housing and Urban Development Audit Guide for the year ended December 31, 2018, which has now been completed and, accordingly, the audit-client relationship with KPMG has ended.

▪

During the Company's two most recent fiscal years ended December 31, 2018 and 2017, and the subsequent interim period preceding KPMG’s dismissal, there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and KPMG on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to KPMG's satisfaction, would have caused KPMG to make reference to the subject matter of the disagreement in connection with their reports on the Company’s consolidated financial statements for 2018 and 2017.

▪

During the two most recent fiscal years ended December 31, 2018 and 2017, and the subsequent interim period preceding KPMG’s dismissal, there were no "reportable events" (as defined in Item 304(a)(1)(v) of Regulation S-K and the related instructions).

▪

The audit reports of KPMG on the Company's consolidated financial statements for each of the two most recent fiscal years ended December 31, 2018 and 2017 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

▪

During the Company's two most recent fiscal years ended December 31, 2018 and 2017, and the subsequent interim period prior to the engagement of Ernst & Young, neither the Company, nor anyone on its behalf, consulted with Ernst & Young regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, and neither a written report nor oral advice was provided to the Company that Ernst & Young concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, or (ii) any matter that was either the subject of a "disagreement" or a "reportable event" (as defined in Item 304(a)(1)(iv) and Item 304(a)(1)(v) of Regulation S-K and the related instructions, respectively).

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BANC OF CALIFORNIA ENDORSEMENT_LINE______________ SACKPACK 000004 C123456789 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 Your vote matters – here’s how to vote! You may vote online or by phone instead of mailing this card. Votes submitted electronically must be received by 3:00 A.M., Pacific Daylight Time, on June 13, 2019. Online Go to www.envisionreports.com/BANC or scan the QR code — login details are located in the shaded bar below. Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/BANC Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. Annual Meeting Proxy Card 1234 5678 9012 345 VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. A Proposals — The Board of Directors recommends a vote FOR all director nominees under Proposal I, FOR Proposals II and III, and for 1. Election of Directors, each for a term of one year: 01 - Mary A. Curran 04 - For Against Abstain Richard J. Lashley For Against Abstain  02 - B.A. Fallon-Walsh 05 - Jonah F. Schnel 03 - Bonnie G. Hill 06 - W. Kirk Wycoff For Against Abstain II. Ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2019. For Against Abstain III. Approval, on an advisory and non-binding basis, of the compensation paid to the Company’s named executive officers, as disclosed in the Company’s proxy statement for the Annual Meeting (Say-on-Pay). For Against Abstain IV. Approval, on an advisory and non-binding basis, of the frequency of future Say-on-Pay votes. Every Year Every Two Years Every Three Years Abstain B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. C 1234567890 J N T 1 U P X 4 1 6 7 8 9 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND 031PRE

Banc of California, Inc. 2019 Annual Meeting of Stockholders Thursday, June 13, 2019, 8:00 A.M. Pacific Daylight Time Balboa Bay Resort 1221 West Coast Highway Newport Beach, California 92663 Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/BANC VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE Proxy — Banc of California, Inc. 2019 Annual Meeting of Stockholders Balboa Bay Resort, 1221 West Coast Highway, Newport Beach, California 92663 Proxy Solicited by the Board of Directors for the Annual Meeting — June 13, 2019 The undersigned hereby appoints the members of the Board of Directors of Banc of California, Inc. (the Company), and their survivors, with full power of substitution, and authorizes them to represent and vote, as directed on the reverse side, all shares of the voting common stock, par value $0.01 per share, of the Company held of record by the undersigned as of the close of business on April 15, 2019, at the Company’s 2019 Annual Meeting of Stockholders (the Annual Meeting) to be held on June 13, 2019 at 8:00 A.M. Pacific Daylight Time, at Balboa Bay Resort, 1221 West Coast Highway, Newport Beach, California 92663, and at any and all adjournments or postponements thereof. The Board of Directors recommends a vote FOR the election of all director nominees under Proposal I, FOR Proposals II and III, and for EVERY YEAR on Proposal IV. THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF ALL DIRECTOR NOMINEES UNDER PROPOSAL I, “FOR” PROPOSALS II AND III, AND FOR “EVERY YEAR” ON PROPOSAL IV. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING. (Items to be voted appear on reverse side) C Non-Voting Items Change of Address — Please print new address below. Comments — Please print your comments below. Meeting Attendance Mark box to the right if you plan to attend the Annual Meeting.